UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4777

MFS SERIES TRUST I

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

August 31, 2018

MFS® Core Equity Fund

RGI-ANN

MFS® Core Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

The strengthening U.S. dollar, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the United States outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes, and we built our active investment platform with that in mind. Our long-term perspective influences nearly every aspect of our business, but most importantly, it aligns our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Amazon.com, Inc.	3.2%
Alphabet, Inc., “A”	2.7%
Johnson & Johnson	2.2%
Microsoft Corp.	2.2%
Facebook, Inc., “A”	2.0%
Pfizer, Inc.	1.9%
Analog Devices, Inc.	1.9%
American Tower Corp., REIT	1.9%
Chevron Corp.	1.8%
Mastercard, Inc., “A”	1.6%

Equity sectors
Technology	20.9%
Financial Services	17.4%
Health Care	14.4%
Industrial Goods & Services	8.0%
Retailing	7.5%
Utilities & Communications (s)	5.6%
Energy	5.0%
Special Products & Services	4.9%
Consumer Staples	4.9%
Leisure	4.0%
Basic Materials	3.3%
Transportation	1.3%
Autos & Housing	1.1%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2018, Class A shares of the MFS Core Equity Fund (“fund”) provided a total return of 19.89%, at net asset value. This compares with a return of 20.25% for the fund’s benchmark, the Russell 3000® Index.

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth, helped in part by the 2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down more in line with long-term average valuations from elevated levels early in the period. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, Eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained relatively tight but widened modestly, late in the period, as market volatility increased. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Detractors from Performance

Stock selection in the leisure sector detracted from performance relative to the Russell 3000® Index, led by the timing of the fund’s underweight position in internet TV show and movie subscription services provider Netflix. The fund’s underweight position was established late in the period, after the stock price had benefited from both strong domestic and international subscriber growth and the success of the company’s ongoing original content development strategy.

Elsewhere, the fund’s underweight position in strong-performing computer and personal electronics maker Apple and software giant Microsoft hurt relative returns. Apple’s stock advanced as higher average selling prices outweighed lower volume

Management Review – continued

growth and drove better-than-expected earnings results. Additionally, overweight positions in remote access and support solutions provider LogMeIn, risk management and human capital consulting services provider Aon, broadcast and communication tower management firm American Tower, commercial products manufacturer Newell Brands, specialty retailer L Brands and tobacco company Philip Morris International further dampened relative results.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Security selection in both the industrial goods & services and utilities & communications sectors contributed to relative performance. Within the industrial goods & services sector, not holding poor-performing industrial conglomerate General Electric lifted relative returns. Shares of General Electric fell over the period as weakness in the company’s power and energy division, along with other impairment charges, weighed on earnings results and led management to slash the firm’s dividend. Within the utilities & communications sector, not holding shares of telecommunication services provider AT&T aided relative results as the stock lagged the benchmark over the reporting period. Poor earnings results, due to weakness in AT&T’s wireless and entertainment divisions, appeared to weigh on investor sentiment over the reporting period and negatively impacted shares.

Stock selection and, to a lesser extent, an underweight position in the autos & housing sector also helped relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

Stocks in other sectors that supported relative performance included overweight positions in customer information software manager Salesforce.com, software company Adobe Systems, apparel retailer Urban Outfitters, athletic shoes and apparel manufacturer Nike, computer graphics processors maker NVIDIA, security risk intelligence solutions provider Rapid7 and internet retailer Amazon.com. Not holding shares of poor-performing biopharmaceutical company Celgene also helped.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	19.89%	13.98%	10.96%	N/A
B	1/02/97	19.01%	13.13%	10.13%	N/A
C	1/02/97	18.98%	13.12%	10.13%	N/A
I	1/02/97	20.21%	14.26%	11.24%	N/A
R1	4/01/05	19.00%	13.12%	10.13%	N/A
R2	10/31/03	19.61%	13.69%	10.68%	N/A
R3	4/01/05	19.91%	13.98%	10.96%	N/A
R4	4/01/05	20.18%	14.26%	11.23%	N/A
R6	1/02/13	20.29%	14.36%	N/A	15.94%
Comparative benchmark(s)
Russell 3000® Index (f)		20.25%	14.25%	10.89%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		13.00%	12.64%	10.31%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		15.01%	12.88%	10.13%	N/A
C With CDSC (1% for 12 months) (v)		17.98%	13.12%	10.13%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 3000® Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2018 through August 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/18	Ending Account Value 8/31/18	Expenses Paid During Period (p) 3/01/18-8/31/18
A	Actual	0.99%	$1,000.00	$1,085.77	$5.20
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
B	Actual	1.74%	$1,000.00	$1,081.69	$9.13
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
C	Actual	1.74%	$1,000.00	$1,081.55	$9.13
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
I	Actual	0.74%	$1,000.00	$1,087.30	$3.89
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R1	Actual	1.74%	$1,000.00	$1,081.61	$9.13
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
R2	Actual	1.24%	$1,000.00	$1,084.61	$6.52
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R3	Actual	0.99%	$1,000.00	$1,085.96	$5.21
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R4	Actual	0.74%	$1,000.00	$1,087.01	$3.89
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R6	Actual	0.66%	$1,000.00	$1,087.47	$3.47
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements). Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A, Class B, and Class R2 shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

8/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.5%
Issuer	Shares/Par	Value ($)
Aerospace - 3.6%
Boeing Co.	42,319	$14,506,530
CACI International, Inc., “A” (a)	25,810	5,032,950
Curtiss-Wright Corp.	39,719	5,320,360
FLIR Systems, Inc.	74,234	4,657,441
Honeywell International, Inc.	119,340	18,982,220
Northrop Grumman Corp.	37,301	11,133,976
Textron, Inc.	70,125	4,840,729
United Technologies Corp.	99,009	13,039,485

		$77,513,691
Alcoholic Beverages - 0.3%
Constellation Brands, Inc., “A”	33,798	$7,036,744

Apparel Manufacturers - 1.5%
Hanesbrands, Inc.	313,387	$5,496,808
NIKE, Inc., “B”	341,033	28,032,913

		$33,529,721
Automotive - 0.7%
Copart, Inc. (a)	114,410	$7,357,707
Lear Corp.	27,041	4,386,050
Stoneridge, Inc. (a)	104,867	3,138,670

		$14,882,427
Biotechnology - 1.1%
Biogen, Inc. (a)	65,580	$23,181,874

Broadcasting - 0.2%
Netflix, Inc. (a)	9,864	$3,626,795

Brokerage & Asset Managers - 2.2%
Blackstone Group LP	327,609	$12,092,048
Invesco Ltd.	153,028	3,687,975
TD Ameritrade Holding Corp.	374,831	21,953,852
TMX Group Ltd.	147,834	9,912,241

		$47,646,116
Business Services - 3.6%
Amdocs Ltd.	75,604	$4,935,429
BrightView Holdings, Inc. (a)	105,107	1,866,700

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Cognizant Technology Solutions Corp., “A”	130,039	$10,198,959
DXC Technology Co.	104,852	9,550,969
Equinix, Inc., REIT	14,880	6,489,615
Fidelity National Information Services, Inc.	107,696	11,649,476
First Data Corp. (a)	152,507	3,922,480
Global Payments, Inc.	79,233	9,870,847
Grand Canyon Education, Inc. (a)	15,538	1,851,197
Total System Services, Inc.	43,887	4,263,183
Verisk Analytics, Inc., “A” (a)	81,919	9,755,734
Zendesk, Inc. (a)	45,946	3,165,220

		$77,519,809
Cable TV - 0.8%
Altice USA, Inc.	115,065	$2,061,965
Comcast Corp., “A”	438,011	16,202,027

		$18,263,992
Chemicals - 2.4%
Celanese Corp.	45,512	$5,317,167
CF Industries Holdings, Inc.	154,133	8,007,209
DowDuPont, Inc.	215,165	15,089,521
Ingevity Corp. (a)	57,526	5,810,701
PPG Industries, Inc.	152,388	16,844,970

		$51,069,568
Computer Software - 6.2%
8x8, Inc. (a)	321,430	$7,296,461
Adobe Systems, Inc. (a)	112,422	29,624,321
Autodesk, Inc. (a)	43,602	6,729,969
Cadence Design Systems, Inc. (a)	152,067	7,153,231
Microsoft Corp.	428,269	48,107,457
Salesforce.com, Inc. (a)	227,912	34,797,604

		$133,709,043
Computer Software - Systems - 1.9%
Apple, Inc.	107,413	$24,450,421
Pluralsight, Inc., “A” (a)	154,954	5,294,778
Rapid7, Inc. (a)	176,769	6,743,737
SS&C Technologies Holdings, Inc.	76,281	4,526,515

		$41,015,451
Construction - 0.4%
Sherwin-Williams Co.	5,996	$2,731,657
Vulcan Materials Co.	57,026	6,318,481

		$9,050,138

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 1.4%
Coty, Inc., “A”	411,817	$5,090,058
Kimberly-Clark Corp.	64,853	7,493,116
Newell Brands, Inc.	252,362	5,481,303
Procter & Gamble Co.	158,015	13,107,344

		$31,171,821
Consumer Services - 1.4%
Bookings Holdings, Inc. (a)	10,387	$20,270,750
Bright Horizons Family Solutions, Inc. (a)	58,528	6,989,999
ServiceMaster Global Holdings, Inc. (a)	45,548	2,745,178

		$30,005,927
Containers - 0.5%
Berry Global Group, Inc. (a)	145,010	$6,921,328
Sealed Air Corp.	84,957	3,407,625

		$10,328,953
Electrical Equipment - 2.3%
AMETEK, Inc.	170,534	$13,124,297
AZZ, Inc.	52,495	2,821,606
HD Supply Holdings, Inc. (a)	144,088	6,568,972
Johnson Controls International PLC	212,406	8,022,574
Sensata Technologies Holding PLC (a)	163,701	8,667,968
TE Connectivity Ltd.	74,324	6,814,024
WESCO International, Inc. (a)	53,265	3,257,155

		$49,276,596
Electronics - 6.2%
Analog Devices, Inc.	424,233	$41,935,432
Inphi Corp. (a)	150,746	5,588,154
IPG Photonics Corp. (a)	12,801	2,246,320
Lam Research Corp.	12,470	2,158,432
Marvell Technology Group Ltd.	743,211	15,369,604
Mellanox Technologies Ltd. (a)	25,996	2,162,867
NVIDIA Corp.	111,962	31,425,494
Texas Instruments, Inc.	305,665	34,356,746

		$135,243,049
Energy - Independent - 2.3%
Concho Resources, Inc. (a)	47,867	$6,564,959
Energen Corp. (a)	28,824	2,235,301
EOG Resources, Inc.	139,525	16,496,041
EQT Corp.	29,651	1,512,794
Hess Corp.	129,338	8,709,621

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - continued
Marathon Petroleum Corp.	157,862	$12,990,464
Parsley Energy, Inc., “A” (a)	84,360	2,342,677

		$50,851,857
Energy - Integrated - 1.8%
Chevron Corp. (s)	337,213	$39,946,252

Engineering - Construction - 0.2%
KBR, Inc.	241,219	$5,060,775

Entertainment - 0.3%
Six Flags Entertainment Corp.	94,272	$6,368,074

Food & Beverages - 2.5%
Archer Daniels Midland Co.	155,441	$7,834,226
Coca-Cola Co.	193,690	8,632,763
Hostess Brands, Inc. (a)	163,541	1,923,242
J.M. Smucker Co.	36,662	3,790,118
Mondelez International, Inc.	273,556	11,686,312
PepsiCo, Inc.	174,381	19,532,416

		$53,399,077
Gaming & Lodging - 0.6%
Hilton Worldwide Holdings, Inc.	132,160	$10,258,259
Marriott International, Inc., “A”	28,316	3,581,125

		$13,839,384
General Merchandise - 0.3%
Dollar Tree, Inc. (a)	72,431	$5,831,420

Health Maintenance Organizations - 1.8%
Cigna Corp.	112,144	$21,121,201
Humana Inc.	53,495	17,827,744

		$38,948,945
Insurance - 3.1%
Aon PLC	212,996	$31,003,698
Athene Holding Ltd. (a)	93,770	4,656,618
Chubb Ltd.	105,788	14,306,769
Everest Re Group Ltd.	18,173	4,052,942
Hartford Financial Services Group, Inc.	285,177	14,364,366

		$68,384,393

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 5.4%
Alphabet, Inc., “A” (a)(s)	48,153	$59,314,865
Facebook, Inc., “A” (a)	247,141	43,430,088
LogMeIn, Inc.	104,380	8,971,461
MINDBODY, Inc., “A” (a)	141,832	5,261,967

		$116,978,381
Leisure & Toys - 0.7%
Electronic Arts, Inc. (a)	93,621	$10,617,558
Take-Two Interactive Software, Inc. (a)	28,704	3,833,706

		$14,451,264
Machinery & Tools - 1.4%
Flowserve Corp.	119,279	$6,216,822
Illinois Tool Works, Inc.	53,227	7,392,166
ITT, Inc.	100,185	5,921,935
Roper Technologies, Inc.	37,168	11,089,816

		$30,620,739
Major Banks - 1.9%
Goldman Sachs Group, Inc.	112,290	$26,703,685
PNC Financial Services Group, Inc.	107,125	15,376,722

		$42,080,407
Medical & Health Technology & Services - 1.3%
HCA Healthcare, Inc.	75,040	$10,063,614
ICON PLC (a)	32,691	4,871,613
McKesson Corp.	64,435	8,296,006
Walgreens Boots Alliance, Inc.	85,049	5,830,960

		$29,062,193
Medical Equipment - 4.0%
Abiomed, Inc. (a)	8,593	$3,493,742
Align Technology, Inc. (a)	10,273	3,970,412
Danaher Corp.	65,133	6,743,871
Edwards Lifesciences Corp. (a)	111,538	16,088,241
Medtronic PLC	298,339	28,762,863
PerkinElmer, Inc.	106,809	9,872,356
Senseonics Holdings, Inc. (a)	294,654	1,202,188
Steris PLC	122,069	13,967,135
West Pharmaceutical Services, Inc.	20,235	2,368,506

		$86,469,314

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Metals & Mining - 0.2%
First Quantum Minerals Ltd.	144,101	$1,807,612
Teck Resources Ltd., “B”	140,657	3,198,540

		$5,006,152
Natural Gas - Distribution - 0.1%
NiSource, Inc.	77,986	$2,111,081

Natural Gas - Pipeline - 0.5%
Cheniere Energy, Inc. (a)	148,664	$9,950,082
Enterprise Products Partners LP	62,539	1,788,615

		$11,738,697
Network & Telecom - 1.3%
Cisco Systems, Inc.	506,657	$24,203,005
Interxion Holding N.V. (a)	49,717	3,277,842

		$27,480,847
Oil Services - 0.8%
Apergy Corp. (a)	59,638	$2,696,830
Liberty Oilfield Services, Inc. (l)	170,996	3,358,362
Patterson-UTI Energy, Inc.	505,396	8,657,434
Schlumberger Ltd.	49,909	3,152,252

		$17,864,878
Other Banks & Diversified Financials - 6.9%
Bank OZK	170,589	$6,902,031
Citigroup, Inc. (s)	466,588	33,239,729
Discover Financial Services	120,161	9,386,977
EuroDekania Ltd. (u)	580,280	73,250
Mastercard, Inc., “A”	165,945	35,771,104
Northern Trust Corp.	78,927	8,481,496
Prosperity Bancshares, Inc.	35,555	2,660,936
Signature Bank	60,080	6,953,659
U.S. Bancorp	545,599	29,522,362
Wintrust Financial Corp.	116,268	10,295,531
Zions Bancorporation	110,448	5,885,774

		$149,172,849
Pharmaceuticals - 6.2%
Bristol-Myers Squibb Co.	367,048	$22,224,756
Johnson & Johnson	358,008	48,220,098
Pfizer, Inc.	1,014,436	42,119,383
Zoetis, Inc.	241,697	21,897,748

		$134,461,985

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pollution Control - 0.5%
Evoqua Water Technologies LLC (a)	267,058	$5,175,584
Waste Connections, Inc.	79,854	6,339,609

		$11,515,193
Railroad & Shipping - 1.3%
Canadian Pacific Railway Ltd.	72,906	$15,350,358
Kansas City Southern Co.	81,147	9,409,806
Union Pacific Corp.	29,201	4,398,255

		$29,158,419
Real Estate - 3.3%
Industrial Logistics Properties Trust, REIT	304,964	$7,340,484
Life Storage, Inc., REIT	118,157	11,532,123
Medical Properties Trust, Inc., REIT	1,598,814	24,062,151
Store Capital Corp., REIT	522,283	15,046,973
Sun Communities, Inc., REIT	55,008	5,675,725
W.P. Carey, Inc., REIT	112,819	7,511,489

		$71,168,945
Restaurants - 1.4%
Aramark	163,150	$6,702,202
Dave & Buster’s, Inc. (a)	52,262	3,040,080
Starbucks Corp.	295,159	15,776,249
U.S. Foods Holding Corp. (a)	161,305	5,256,930

		$30,775,461
Specialty Chemicals - 0.2%
Univar, Inc. (a)	185,652	$5,164,839

Specialty Stores - 5.7%
Amazon.com, Inc. (a)	35,014	$70,473,028
Costco Wholesale Corp.	65,486	15,266,751
L Brands, Inc.	150,865	3,987,362
TJX Cos., Inc.	139,683	15,360,939
Tractor Supply Co.	121,417	10,718,693
Urban Outfitters, Inc. (a)	185,021	8,599,776

		$124,406,549
Telecommunications - Wireless - 1.9%
American Tower Corp., REIT	273,843	$40,835,468

Telephone Services - 0.6%
AT&T, Inc.	1	$32
Verizon Communications, Inc.	218,651	11,888,055

		$11,888,087

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 0.6%
Philip Morris International, Inc.	179,449	$13,977,283

Utilities - Electric Power - 2.7%
American Electric Power Co., Inc.	113,576	$8,146,807
Avangrid, Inc.	87,072	4,296,132
CenterPoint Energy, Inc.	101,277	2,814,488
CMS Energy Corp.	149,667	7,369,603
Evergy, Inc.	113,801	6,492,347
Exelon Corp.	220,813	9,651,736
NextEra Energy, Inc.	69,512	11,823,991
Xcel Energy, Inc.	149,493	7,183,139

		$57,778,243
Total Common Stocks (Identified Cost, $1,621,144,262)		$2,140,869,166

Convertable Preferred Stocks - 0.1%
Natural Gas - Distribution - 0.1%
South Jersey Industries, Inc. (Identified Cost, $1,879,350)	37,587	$2,033,457

Investment Companies (h) - 1.4%
Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 2.03% (v) (Identified Cost, $30,294,538)	30,298,308	$30,298,308

Collateral for Securities Loaned - 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.93% (j) (Identified Cost, $431,340)	431,340	$431,340

Securities Sold Short - (0.2)%
Telecommunications - Wireless - (0.2)%
Crown Castle International Corp., REIT (Proceeds Received, $3,678,192)	(44,300)	$(5,051,529)

Other Assets, Less Liabilities - 0.2%		5,441,096
Net Assets - 100.0%		$2,174,021,838

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $30,298,308 and $2,143,333,963, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

Portfolio of Investments – continued

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

At August 31, 2018, the fund had cash collateral of $25,357 and other liquid securities with an aggregate value of $9,204,233 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $423,576 of securities on loan (identified cost, $1,623,454,952)	$2,143,333,963
Investments in affiliated issuers, at value (identified cost, $30,294,538)	30,298,308
Deposits with brokers for
Securities sold short	25,357
Receivables for
Fund shares sold	6,035,507
Interest and dividends	3,481,897
Other assets	1,704
Total assets	$2,183,176,736
Liabilities
Payables for
Securities sold short, at value (proceeds received, $3,678,192)	$5,051,529
Fund shares reacquired	2,745,349
Collateral for securities loaned, at value	431,340
Payable to affiliates
Investment adviser	69,018
Shareholder servicing costs	602,971
Distribution and service fees	15,080
Payable for independent Trustees’ compensation	66,306
Accrued expenses and other liabilities	173,305
Total liabilities	$9,154,898
Net assets	$2,174,021,838
Net assets consist of
Paid-in capital	$1,458,695,776
Unrealized appreciation (depreciation)	518,509,399
Accumulated net realized gain (loss)	184,362,762
Undistributed net investment income	12,453,901
Net assets	$2,174,021,838
Shares of beneficial interest outstanding	62,642,979

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,184,976,100	34,664,587	$34.18
Class B	26,992,514	893,956	30.19
Class C	56,412,855	1,890,411	29.84
Class I	246,779,051	6,832,428	36.12
Class R1	3,448,398	115,630	29.82
Class R2	15,201,699	456,144	33.33
Class R3	34,915,833	1,023,714	34.11
Class R4	27,707,175	803,487	34.48
Class R6	577,588,213	15,962,622	36.18

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $36.27 [100 / 94.25 x $34.18]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$30,123,570
Dividends from affiliated issuers	481,706
Other	132,921
Income on securities loaned	35,223
Foreign taxes withheld	(66,538)
Total investment income	$30,706,882
Expenses
Management fee	$11,012,297
Distribution and service fees	3,950,208
Shareholder servicing costs	1,801,825
Administrative services fee	296,058
Independent Trustees’ compensation	45,423
Custodian fee	99,399
Shareholder communications	111,383
Audit and tax fees	57,194
Legal fees	16,246
Dividend and interest expense on securities sold short	289,512
Miscellaneous	277,354
Total expenses	$17,956,899
Reduction of expenses by investment adviser and distributor	(249,072)
Net expenses	$17,707,827
Net investment income (loss)	$12,999,055
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$202,363,358
Affiliated issuers	(1,254)
Foreign currency	(924)
Net realized gain (loss)	$202,361,180
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$133,212,013
Affiliated issuers	2,123
Securities sold short	(247,637)
Translation of assets and liabilities in foreign currencies	(325)
Net unrealized gain (loss)	$132,966,174
Net realized and unrealized gain (loss)	$335,327,354
Change in net assets from operations	$348,326,409

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/18	8/31/17
Change in net assets
From operations
Net investment income (loss)	$12,999,055	$10,428,912
Net realized gain (loss)	202,361,180	121,534,605
Net unrealized gain (loss)	132,966,174	131,884,538
Change in net assets from operations	$348,326,409	$263,848,055
Distributions declared to shareholders
From net investment income	$(10,130,006)	$(9,436,061)
From net realized gain	(108,390,151)	(45,657,548)
Total distributions declared to shareholders	$(118,520,157)	$(55,093,609)
Change in net assets from fund share transactions	$249,008,217	$(66,543,205)
Total change in net assets	$478,814,469	$142,211,241
Net assets
At beginning of period	1,695,207,369	1,552,996,128
At end of period (including undistributed net investment income of $12,453,901 and $10,063,921, respectively)	$2,174,021,838	$1,695,207,369

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$30.46	$26.72		$27.19	$29.19	$23.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.18	(c)	$0.18	$0.15	$0.13
Net realized and unrealized gain (loss)	5.63	4.53		2.08	0.13	5.41
Total from investment operations	$5.83	$4.71		$2.26	$0.28	$5.54
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.16)		$(0.14)	$(0.13)	$(0.17)
From net realized gain	(1.94)	(0.81)		(2.59)	(2.15)	—
Total distributions declared to shareholders	$(2.11)	$(0.97)		$(2.73)	$(2.28)	$(0.17)
Net asset value, end of period (x)	$34.18	$30.46		$26.72	$27.19	$29.19
Total return (%) (r)(s)(t)(x)	19.89	18.11	(c)	9.09	0.98	23.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.03	(c)	1.07	1.05	1.05
Expenses after expense reductions (f)	0.99	1.01	(c)	1.05	1.04	1.04
Net investment income (loss)	0.62	0.63	(c)	0.70	0.52	0.49
Portfolio turnover	42	46		68	53	48
Net assets at end of period (000 omitted)	$1,184,976	$992,736		$959,812	$963,167	$1,002,028
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	0.97	1.00	(c)	1.04	1.03	1.04

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$27.17	$23.96		$24.70	$26.78	$21.88
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.03	)(c)	$(0.02)	$(0.06)	$(0.06)
Net realized and unrealized gain (loss)	5.00	4.05		1.87	0.13	4.96
Total from investment operations	$4.96	$4.02		$1.85	$0.07	$4.90
Less distributions declared to shareholders
From net investment income	$—	$—		$—	$—	$—
From net realized gain	(1.94)	(0.81)		(2.59)	(2.15)	—
Total distributions declared to shareholders	$(1.94)	$(0.81)		$(2.59)	$(2.15)	$—
Net asset value, end of period (x)	$30.19	$27.17		$23.96	$24.70	$26.78
Total return (%) (r)(s)(t)(x)	19.01	17.21	(c)	8.24	0.25	22.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.78	(c)	1.82	1.80	1.80
Expenses after expense reductions (f)	1.74	1.77	(c)	1.81	1.80	1.80
Net investment income (loss)	(0.14)	(0.12	)(c)	(0.07)	(0.23)	(0.26)
Portfolio turnover	42	46		68	53	48
Net assets at end of period (000 omitted)	$26,993	$27,139		$30,324	$34,126	$40,536
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.72	1.75	(c)	1.79	1.79	1.80

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$26.88	$23.71		$24.47	$26.55	$21.72
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.03	)(c)	$(0.01)	$(0.06)	$(0.06)
Net realized and unrealized gain (loss)	4.95	4.01		1.84	0.13	4.92
Total from investment operations	$4.90	$3.98		$1.83	$0.07	$4.86
Less distributions declared to shareholders
From net investment income	$—	$—		$—	$—	$(0.03)
From net realized gain	(1.94)	(0.81)		(2.59)	(2.15)	—
Total distributions declared to shareholders	$(1.94)	$(0.81)		$(2.59)	$(2.15)	$(0.03)
Net asset value, end of period (x)	$29.84	$26.88		$23.71	$24.47	$26.55
Total return (%) (r)(s)(t)(x)	18.98	17.22	(c)	8.24	0.26	22.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.78	(c)	1.82	1.80	1.80
Expenses after expense reductions (f)	1.74	1.77	(c)	1.81	1.80	1.80
Net investment income (loss)	(0.17)	(0.12	)(c)	(0.05)	(0.23)	(0.26)
Portfolio turnover	42	46		68	53	48
Net assets at end of period (000 omitted)	$56,413	$89,946		$89,160	$88,020	$89,702
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.72	1.75	(c)	1.79	1.79	1.80

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$32.07	$28.10		$28.44	$30.43	$24.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.26	(c)	$0.29	$0.23	$0.21
Net realized and unrealized gain (loss)	5.93	4.76		2.15	0.13	5.62
Total from investment operations	$6.23	$5.02		$2.44	$0.36	$5.83
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.24)		$(0.19)	$(0.20)	$(0.22)
From net realized gain	(1.94)	(0.81)		(2.59)	(2.15)	—
Total distributions declared to shareholders	$(2.18)	$(1.05)		$(2.78)	$(2.35)	$(0.22)
Net asset value, end of period (x)	$36.12	$32.07		$28.10	$28.44	$30.43
Total return (%) (r)(s)(t)(x)	20.21	18.38	(c)	9.36	1.23	23.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.78	(c)	0.81	0.80	0.80
Expenses after expense reductions (f)	0.74	0.77	(c)	0.80	0.80	0.80
Net investment income (loss)	0.88	0.88	(c)	1.07	0.77	0.73
Portfolio turnover	42	46		68	53	48
Net assets at end of period (000 omitted)	$246,779	$122,055		$61,739	$49,768	$45,089
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	0.73	0.75	(c)	0.79	0.79	0.80

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$26.86	$23.70		$24.45	$26.54	$21.69
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.03	)(c)	$(0.02)	$(0.06)	$(0.06)
Net realized and unrealized gain (loss)	4.94	4.00		1.86	0.12	4.91
Total from investment operations	$4.90	$3.97		$1.84	$0.06	$4.85
Less distributions declared to shareholders
From net investment income	$—	$—		$—	$—	$(0.00	)(w)
From net realized gain	(1.94)	(0.81)		(2.59)	(2.15)	—
Total distributions declared to shareholders	$(1.94)	$(0.81)		$(2.59)	$(2.15)	$(0.00	)(w)
Net asset value, end of period (x)	$29.82	$26.86		$23.70	$24.45	$26.54
Total return (%) (r)(s)(t)(x)	19.00	17.19	(c)	8.29	0.22	22.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.78	(c)	1.82	1.80	1.80
Expenses after expense reductions (f)	1.74	1.77	(c)	1.81	1.80	1.80
Net investment income (loss)	(0.14)	(0.13	)(c)	(0.09)	(0.23)	(0.26)
Portfolio turnover	42	46		68	53	48
Net assets at end of period (000 omitted)	$3,448	$3,103		$2,935	$3,625	$4,132
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.73	1.75	(c)	1.80	1.79	1.80

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$29.75	$26.12		$26.62	$28.59	$23.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.10	(c)	$0.11	$0.07	$0.06
Net realized and unrealized gain (loss)	5.50	4.43		2.04	0.14	5.29
Total from investment operations	$5.61	$4.53		$2.15	$0.21	$5.35
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.09)		$(0.06)	$(0.03)	$(0.11)
From net realized gain	(1.94)	(0.81)		(2.59)	(2.15)	—
Total distributions declared to shareholders	$(2.03)	$(0.90)		$(2.65)	$(2.18)	$(0.11)
Net asset value, end of period (x)	$33.33	$29.75		$26.12	$26.62	$28.59
Total return (%) (r)(s)(t)(x)	19.61	17.80	(c)	8.82	0.75	22.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.28	(c)	1.32	1.30	1.30
Expenses after expense reductions (f)	1.24	1.27	(c)	1.31	1.30	1.30
Net investment income (loss)	0.35	0.38	(c)	0.46	0.27	0.24
Portfolio turnover	42	46		68	53	48
Net assets at end of period (000 omitted)	$15,202	$16,508		$15,932	$16,332	$19,434
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.22	1.25	(c)	1.29	1.29	1.30

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$30.33	$26.61		$27.10	$29.10	$23.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.17	(c)	$0.18	$0.15	$0.13
Net realized and unrealized gain (loss)	5.61	4.52		2.06	0.13	5.39
Total from investment operations	$5.81	$4.69		$2.24	$0.28	$5.52
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.16)		$(0.14)	$(0.13)	$(0.17)
From net realized gain	(1.94)	(0.81)		(2.59)	(2.15)	—
Total distributions declared to shareholders	$(2.03)	$(0.97)		$(2.73)	$(2.28)	$(0.17)
Net asset value, end of period (x)	$34.11	$30.33		$26.61	$27.10	$29.10
Total return (%) (r)(s)(t)(x)	19.91	18.10	(c)	9.06	0.99	23.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.02	(c)	1.07	1.05	1.05
Expenses after expense reductions (f)	0.99	1.02	(c)	1.06	1.05	1.05
Net investment income (loss)	0.61	0.62	(c)	0.71	0.52	0.49
Portfolio turnover	42	46		68	53	48
Net assets at end of period (000 omitted)	$34,916	$28,075		$77,217	$65,775	$68,977
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	0.98	1.00	(c)	1.04	1.04	1.05

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$30.71	$26.93		$27.39	$29.40	$23.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.25	(c)	$0.23	$0.22	$0.20
Net realized and unrealized gain (loss)	5.67	4.57		2.11	0.12	5.44
Total from investment operations	$5.95	$4.82		$2.34	$0.34	$5.64
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)		$(0.21)	$(0.20)	$(0.23)
From net realized gain	(1.94)	(0.81)		(2.59)	(2.15)	—
Total distributions declared to shareholders	$(2.18)	$(1.04)		$(2.80)	$(2.35)	$(0.23)
Net asset value, end of period (x)	$34.48	$30.71		$26.93	$27.39	$29.40
Total return (%) (r)(s)(t)(x)	20.18	18.40	(c)	9.36	1.22	23.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.78	(c)	0.82	0.80	0.81
Expenses after expense reductions (f)	0.74	0.77	(c)	0.81	0.80	0.80
Net investment income (loss)	0.86	0.87	(c)	0.90	0.76	0.72
Portfolio turnover	42	46		68	53	48
Net assets at end of period (000 omitted)	$27,707	$22,494		$15,799	$21,159	$19,706
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	0.73	0.76	(c)	0.79	0.79	0.80

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$32.12	$28.13		$28.49	$30.47	$24.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.29	(c)	$0.58	$0.24	$0.23
Net realized and unrealized gain (loss)	5.95	4.77		1.89	0.15	5.64
Total from investment operations	$6.27	$5.06		$2.47	$0.39	$5.87
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.27)		$(0.24)	$(0.22)	$(0.24)
From net realized gain	(1.94)	(0.81)		(2.59)	(2.15)	—
Total distributions declared to shareholders	$(2.21)	$(1.07)		$(2.83)	$(2.37)	$(0.24)
Net asset value, end of period (x)	$36.18	$32.12		$28.13	$28.49	$30.47
Total return (%) (r)(s)(t)(x)	20.29	18.49	(c)	9.46	1.34	23.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.69	(c)	0.70	0.71	0.71
Expenses after expense reductions (f)	0.66	0.68	(c)	0.69	0.70	0.71
Net investment income (loss)	0.95	0.97	(c)	2.10	0.82	0.80
Portfolio turnover	42	46		68	53	48
Net assets at end of period (000 omitted)	$577,588	$393,153		$300,078	$6,198	$2,492
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	0.65	0.66	(c)	0.68	0.69	0.71

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Household International, Inc., the total return for the year ended August 31, 2017 would have been lower by approximately 0.85%.

(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Core Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an

Notes to Financial Statements – continued

investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,100,909,713	$2,033,457	$—	$2,102,943,170
Canada	36,608,361	—	—	36,608,361
Netherlands	3,277,842	—	—	3,277,842
Cayman Island	—	—	73,250	73,250
Mutual Funds	30,729,648	—	—	30,729,648
Total	$2,171,525,564	$2,033,457	$73,250	$2,173,632,271
Short Sales	$(5,051,529)	$—	$—	$(5,051,529)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 8/31/17	$67,353
Change in unrealized appreciation or depreciation	5,897
Balance as of 8/31/18	$73,250

The net change in unrealized appreciation or depreciation from investments held as level 3 at August 31, 2018 is $5,897. At August 31, 2018, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign

Notes to Financial Statements – continued

currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At August 31, 2018, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2018 as reported in the Statement of Operations:

Risk	Unaffiliated Issuers (Purchased Options)
Equity	$(701,966)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended August 31, 2018 as reported in the Statement of Operations:

Risk	Unaffiliated Issuers (Purchased Options)
Equity	$627,125

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Notes to Financial Statements – continued

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any

Notes to Financial Statements – continued

premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2018, this expense amounted to $289,512. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $423,576. The fair value of the fund’s investment securities on loan and a related liability of $431,340 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/18	Year ended 8/31/17
Ordinary income (including any short-term capital gains)	$63,295,048	$9,436,061
Long-term capital gains	55,225,109	45,657,548
Total distributions	$118,520,157	$55,093,609

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/18
Cost of investments	$1,653,547,830
Gross appreciation	557,617,490
Gross depreciation	(42,584,578)
Net unrealized appreciation (depreciation)	$515,032,912
Undistributed ordinary income	26,916,872
Undistributed long-term capital gain	172,760,670
Other temporary differences	615,608

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase.

	From net investment income		From net realized gain
	Year ended 8/31/18	Year ended 8/31/17	Year ended 8/31/18	Year ended 8/31/17
Class A	$5,294,029	$5,449,582	$61,975,380	$27,694,528
Class B	—	—	1,817,848	945,376
Class C	—	—	6,378,072	2,955,565
Class I	1,130,413	754,522	8,961,582	2,519,538
Class R1	—	—	223,893	96,384
Class R2	49,766	52,754	1,036,306	473,485
Class R3	88,607	410,529	1,845,694	2,119,784
Class R4	177,188	134,267	1,420,076	482,870
Class R6	3,390,003	2,634,407	24,731,300	8,370,018
Total	$10,130,006	$9,436,061	$108,390,151	$45,657,548

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	0.65%
In excess of $500 million and up to $2.5 billion	0.55%
In excess of $2.5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2018, this management fee reduction amounted to $174,121, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.57% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $254,019 for the year ended August 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$2,693,767
Class B	0.75%	0.25%	1.00%	0.99%	269,128
Class C	0.75%	0.25%	1.00%	1.00%	793,999
Class R1	0.75%	0.25%	1.00%	1.00%	33,272
Class R2	0.25%	0.25%	0.50%	0.49%	81,242
Class R3	—	0.25%	0.25%	0.25%	78,800
Total Distribution and Service Fees					$3,950,208

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2018, this rebate amounted to

Notes to Financial Statements – continued

$70,281 $1,217, $2,698, and $755 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2018, were as follows:

Amount
Class A	$6,663
Class B	18,800
Class C	6,683

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2018, the fee was $417,541, which equated to 0.0218% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,384,284.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.0155% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these

Notes to Financial Statements – continued

credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $5,416 and the Retirement Deferral plan resulted in an expense of $8,513. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under both plans amounted to $66,216 at August 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2018, the fee paid by the fund under this agreement was $3,133 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $886,497 and $4,543,159, respectively. The sales transactions resulted in net realized gains (losses) of $2,128,725.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to August 31, 2018, this reimbursement amounted to $75,632, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2018, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $938,294,735 and $797,555,495, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,491,477	$174,636,099	3,357,595	$94,400,704
Class B	105,996	3,002,223	95,846	2,400,880
Class C	543,749	15,277,509	480,958	11,980,396
Class I	4,501,467	152,069,519	4,772,073	140,194,056
Class R1	16,033	450,900	23,034	567,562
Class R2	78,215	2,431,816	89,273	2,442,270
Class R3	382,260	12,171,048	191,563	5,328,845
Class R4	125,527	4,042,161	212,581	5,900,365
Class R6	4,974,501	168,636,329	3,248,472	99,927,167
	16,219,225	$532,717,604	12,471,395	$363,142,245

Shares issued to shareholders in reinvestment of distributions
Class A	2,102,570	$64,696,076	1,190,197	$31,992,477
Class B	65,187	1,780,902	38,514	928,598
Class C	229,209	6,190,943	111,646	2,662,764
Class I	297,420	9,651,266	109,935	3,106,763
Class R1	8,295	223,888	4,043	96,384
Class R2	34,320	1,031,307	18,727	492,514
Class R3	63,007	1,934,301	94,520	2,530,313
Class R4	51,558	1,597,264	22,806	617,137
Class R6	790,253	25,675,328	347,084	9,815,545
	3,641,819	$112,781,275	1,937,472	$52,242,495

Shares reacquired
Class A	(5,525,286)	$(176,652,711)	(7,870,881)	$(218,624,140)
Class B	(276,080)	(7,828,387)	(401,042)	(10,025,074)
Class C	(2,229,182)	(61,364,135)	(1,006,239)	(25,363,246)
Class I	(1,772,545)	(59,813,814)	(3,273,067)	(99,289,452)
Class R1	(24,215)	(679,704)	(35,410)	(879,157)
Class R2	(211,365)	(6,644,813)	(163,032)	(4,397,972)
Class R3	(347,308)	(11,021,902)	(2,261,578)	(61,620,126)
Class R4	(106,173)	(3,416,345)	(89,437)	(2,544,126)
Class R6	(2,043,451)	(69,068,851)	(2,022,353)	(59,184,652)
	(12,535,605)	$(396,490,662)	(17,123,039)	$(481,927,945)

Notes to Financial Statements – continued

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Net change
Class A	2,068,761	$62,679,464	(3,323,089)	$(92,230,959)
Class B	(104,897)	(3,045,262)	(266,682)	(6,695,596)
Class C	(1,456,224)	(39,895,683)	(413,635)	(10,720,086)
Class I	3,026,342	101,906,971	1,608,941	44,011,367
Class R1	113	(4,916)	(8,333)	(215,211)
Class R2	(98,830)	(3,181,690)	(55,032)	(1,463,188)
Class R3	97,959	3,083,447	(1,975,495)	(53,760,968)
Class R4	70,912	2,223,080	145,950	3,973,376
Class R6	3,721,303	125,242,806	1,573,203	50,558,060
	7,325,439	$249,008,217	(2,714,172)	$(66,543,205)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended August 31, 2018, the fund’s commitment fee and interest expense were $10,069 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		26,819,115	319,839,119	(316,359,926)	30,298,308

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(1,254)	$2,123	$—	$481,706	$30,298,308

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Core Equity Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (the “Fund”) (one of the funds constituting the MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust I) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as

Report of Independent Registered Public Accounting Firm – continued

evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 16, 2018

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of

Trustees and Officers – continued

the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $77,779,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 29.76% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

August 31, 2018

MFS® Low Volatility Global Equity Fund

LVO-ANN

MFS® Low Volatility Global Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

The strengthening U.S. dollar, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the United States outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes, and we built our active investment platform with that in mind. Our long-term perspective influences nearly every aspect of our business, but most importantly, it aligns our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.1%
Johnson & Johnson	2.7%
Terumo Corp.	2.7%
Roche Holding AG	2.4%
Pfizer, Inc.	2.2%
NICE Systems Ltd., ADR	2.2%
Adobe Systems, Inc.	2.0%
Grand City Properties S.A.	1.9%
Store Capital Corp., REIT	1.9%
ABC-MART, Inc.	1.8%

Equity sectors
Financial Services	16.9%
Health Care	16.8%
Utilities & Communications	16.3%
Consumer Staples	12.6%
Technology	11.8%
Retailing	6.7%
Industrial Goods & Services	5.3%
Energy	3.0%
Autos & Housing	2.6%
Basic Materials	2.1%
Leisure	1.9%
Special Products & Services	1.6%
Transportation	1.4%

Issuer country weightings (x)
United States	48.2%
Japan	12.3%
Canada	8.1%
Switzerland	6.7%
Hong Kong	4.9%
Taiwan	3.1%
Germany	3.0%
United Kingdom	2.8%
Israel	2.2%
Other Countries	8.7%

Currency exposure weightings (y)
United States Dollar	56.8%
Japanese Yen	12.3%
Swiss Franc	6.7%
Euro	4.5%
Hong Kong Dollar	3.9%
Taiwan Dollar	3.1%
British Pound Sterling	2.8%
Israeli Shekel	2.2%
Canadian Dollar	1.4%
Other Currencies	6.3%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2018, Class A shares of the MFS Low Volatility Global Equity Fund (“fund”) provided a total return of 9.18%, at net asset value. This compares with a return of 11.41% for the fund’s benchmark, the MSCI All Country World Index (net div).

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth, helped in part by the 2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down more in line with long-term average valuations from elevated levels early in the period. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment, eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained relatively tight but widened modestly, late in the period, as market volatility increased. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Detractors from Performance

Stock selection within the retailing sector detracted from performance relative to the MSCI All Country World Index. Not owning e-commerce and cloud services giant Amazon.com hampered relative performance. The share price of Amazon.com rose as the company reported one of its strongest years with accelerated revenue growth from Amazon Web Services (AWS) and advertising. Amazon also announced they would increase the price of Prime membership, where they have over 100 million members worldwide, by 20 percent to $119 a year. The fund’s overweight position in convenience store chain Lawson (Japan) further hindered relative results.

4

Management Review – continued

An underweight allocation to the technology sector also detracted from relative performance. Here, not owning computer and personal electronics maker Apple and software giant Microsoft also weakened relative results. The share price of Microsoft advanced as the company reported better-than-expected earnings results that were driven by strong growth across all businesses. Additionally, management’s outlook for the upcoming year exceeded expectations. Additionally, the portfolio’s holding of electronic products manufacturer and supplier VTech (b) (Hong Kong) held back relative results.

Other top relative detractors during the period included the fund’s overweight positions in utility company PG&E (h), gold and precious metal royalty and streaming company Franco-Nevada (Canada), telecommunication company Vodafone (United Kingdom), global food company General Mills and food producer Tyson Foods (h).

Contributors to Performance

Security selection and, to a lesser extent, an underweight position in the financial services sector contributed to relative performance. The fund’s holdings of real estate development company Grand City Properties (b) (Germany) and real estate investment trust Store Capital (b) bolstered relative results.

Stock selection in the health care sector also aided relative performance. Here, the portfolio’s overweight positions in medical products and equipment manufacturer Terumo (Japan) and medical devices maker Fisher & Paykel Healthcare (New Zealand) added value to relative performance. Shares of Terumo outperformed the benchmark after the company reported earnings which showed strong growth in overseas sales and profits, driven by its cardiac & vascular business. The company also increased its full-year guidance figures ahead of market expectation, which further supported the stock.

Other top relative contributors for the period included the fund’s overweight positions in apparel retailer Ross Stores, software company Adobe Systems, data recording products provider NICE (b) (Israel) and communications and entertainment solutions provider TDC A/S (h) (Denmark). Shares of Adobe Systems rose as the company delivered strong earnings that exceeded guidance. The results were driven by healthy revenue growth in the company’s Creative Cloud, Document Cloud and Experience Cloud services divisions. A lower-than-expected effective tax rate also helped the results. The portfolio’s holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan) further added to relative results. Avoiding shares of diversified industrial conglomerate General Electric contributed positively to relative performance. The share price of General Electric fell over the period as weakness in the company’s power and energy division, along with other impairment charges, weighed on earnings results and led management to slash the firm’s dividend.

During the reporting period, the fund’s currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also detracted from relative results. All of

5

Management Review – continued

MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	12/05/13	9.18%	8.44%
B	12/05/13	8.25%	7.56%
C	12/05/13	8.28%	7.57%
I	12/05/13	9.34%	8.65%
R1	12/05/13	8.29%	7.57%
R2	12/05/13	8.87%	8.11%
R3	12/05/13	9.11%	8.38%
R4	12/05/13	9.34%	8.65%
R6	12/05/13	9.42%	8.69%
Comparative benchmark(s)
MSCI All Country World Index (net div) (f)		11.41%	8.18%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		2.90%	7.09%
B With CDSC (Declining over six years from 4% to 0%) (v)		4.25%	7.24%
C With CDSC (1% for 12 months) (v)		7.28%	7.57%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2018 through August 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/18	Ending Account Value 8/31/18	Expenses Paid During Period (p) 3/01/18-8/31/18
A	Actual	0.98%	$1,000.00	$1,054.02	$5.07
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99
B	Actual	1.74%	$1,000.00	$1,049.89	$8.99
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
C	Actual	1.74%	$1,000.00	$1,050.52	$8.99
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
I	Actual	0.74%	$1,000.00	$1,055.28	$3.83
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R1	Actual	1.74%	$1,000.00	$1,049.71	$8.99
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
R2	Actual	1.24%	$1,000.00	$1,052.70	$6.42
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R3	Actual	0.99%	$1,000.00	$1,053.94	$5.13
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R4	Actual	0.74%	$1,000.00	$1,055.27	$3.83
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R6	Actual	0.67%	$1,000.00	$1,055.65	$3.47
	Hypothetical (h)	0.67%	$1,000.00	$1,021.83	$3.41

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.0%
Issuer	Shares/Par	Value ($)
Aerospace - 3.2%
Boeing Co.	7,842	$2,688,159
Lockheed Martin Corp.	10,845	3,474,847

		$6,163,006
Airlines - 0.6%
Malaysia Airports Holdings Berhad	503,900	$1,146,481

Apparel Manufacturers - 0.4%
Gildan Activewear, Inc.	29,186	$859,528

Automotive - 2.0%
Kia Motors Corp.	72,018	$2,073,554
USS Co. Ltd.	94,200	1,776,159

		$3,849,713
Business Services - 1.6%
DXC Technology Co.	9,124	$831,105
Forrester Research, Inc.	47,149	2,319,731

		$3,150,836
Cable TV - 0.3%
Comcast Corp., “A”	18,424	$681,504

Computer Software - 2.0%
Adobe Systems, Inc. (a)	15,137	$3,988,751

Computer Software - Systems - 2.2%
NICE Systems Ltd., ADR (a)	36,330	$4,199,385

Construction - 0.6%
Owens Corning	20,153	$1,141,063

Consumer Products - 2.3%
Kimberly-Clark Corp.	14,713	$1,699,940
L’Oréal	3,451	827,988
Procter & Gamble Co.	23,651	1,961,851

		$4,489,779

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 4.8%
Kyocera Corp.	50,300	$3,173,459
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	139,944	6,101,558

		$9,275,017
Energy - Independent - 0.9%
Occidental Petroleum Corp.	21,585	$1,723,994

Energy - Integrated - 2.1%
Exxon Mobil Corp.	28,893	$2,316,352
Royal Dutch Shell PLC, “B”	54,013	1,778,989

		$4,095,341
Food & Beverages - 8.2%
Archer Daniels Midland Co.	16,211	$817,034
General Mills, Inc.	43,798	2,015,146
Marine Harvest (l)	108,452	2,342,682
Mondelez International, Inc.	25,681	1,097,092
Nestle S.A.	38,057	3,195,335
PepsiCo, Inc.	31,005	3,472,870
Sligro Food Group N.V.	21,452	920,070
Toyo Suisan Kaisha Ltd.	56,400	2,078,643

		$15,938,872
Food & Drug Stores - 2.5%
Dairy Farm International Holdings Ltd.	212,600	$1,970,802
Lawson, Inc.	35,800	2,100,765
METRO, Inc., “A”	22,691	710,463

		$4,782,030
Health Maintenance Organizations - 2.1%
Cigna Corp.	10,116	$1,905,247
Humana Inc.	6,838	2,278,832

		$4,184,079
Insurance - 3.1%
Beazley PLC	214,547	$1,653,599
Everest Re Group Ltd.	3,293	734,405
Swiss Life Holding AG	4,053	1,468,572
Travelers Cos., Inc.	6,161	810,788
Zurich Insurance Group AG	4,291	1,306,890

		$5,974,254
Internet - 1.9%
Alphabet, Inc., “A” (a)	1,338	$1,648,148
Facebook, Inc., “A” (a)	11,823	2,077,656

		$3,725,804

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 0.7%
Schindler Holding AG	3,513	$837,973
Schindler Holding AG	2,618	605,037

		$1,443,010
Major Banks - 2.0%
Bank of Nova Scotia	16,891	$977,989
PNC Financial Services Group, Inc.	7,827	1,123,487
Royal Bank of Canada	23,123	1,838,741

		$3,940,217
Medical Equipment - 4.6%
Abbott Laboratories	11,905	$795,730
Essilor International S.A.	7,220	1,041,711
Fisher & Paykel Healthcare Corp. Ltd.	169,836	1,841,638
Terumo Corp.	94,800	5,230,168

		$8,909,247
Natural Gas - Distribution - 0.5%
Tokyo Gas Co. Ltd.	39,300	$931,301

Natural Gas - Pipeline - 0.9%
Enbridge, Inc.	52,617	$1,797,923

Network & Telecom - 0.9%
VTech Holdings Ltd.	166,600	$1,843,505

Other Banks & Diversified Financials - 3.6%
Bangkok Bank Public Co. Ltd.	119,200	$757,519
Credicorp Ltd.	8,483	1,849,464
Discover Financial Services	13,788	1,077,119
Public Bank Berhad	193,400	1,182,189
Sydbank A.S.	30,564	894,714
U.S. Bancorp	22,093	1,195,452

		$6,956,457
Pharmaceuticals - 10.1%
Eli Lilly & Co.	16,116	$1,702,655
Johnson & Johnson	38,868	5,235,131
Merck & Co., Inc.	41,675	2,858,488
Novartis AG	13,208	1,095,341
Pfizer, Inc.	102,442	4,253,392
Roche Holding AG	18,526	4,602,591

		$19,747,598

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pollution Control - 1.4%
Waste Connections, Inc.	34,255	$2,719,504

Precious Metals & Minerals - 1.0%
Franco-Nevada Corp.	30,912	$1,975,999

Railroad & Shipping - 0.8%
Canadian National Railway Co.	18,198	$1,617,984

Real Estate - 8.3%
AvalonBay Communities, Inc., REIT	14,465	$2,651,290
Equity Commonwealth, REIT (a)	30,850	989,051
Grand City Properties S.A.	137,780	3,758,311
Public Storage, Inc., REIT	6,018	1,279,306
Starwood Property Trust, Inc., REIT	52,891	1,165,189
Store Capital Corp., REIT	129,044	3,717,758
Sun Communities, Inc., REIT	24,831	2,562,062

		$16,122,967
Restaurants - 1.6%
McDonald’s Corp.	19,316	$3,133,635

Specialty Chemicals - 1.1%
Symrise AG	22,928	$2,141,336

Specialty Stores - 3.8%
ABC-MART, Inc.	66,100	$3,605,130
Home Depot, Inc.	8,597	1,726,020
Ross Stores, Inc.	22,158	2,122,293

		$7,453,443
Telecommunications - Wireless - 3.7%
Advanced Info Service PLC	206,300	$1,273,223
KDDI Corp.	118,100	3,126,020
NTT DoCoMo, Inc.	30,500	791,941
Vodafone Group PLC	994,024	2,119,916

		$7,311,100
Telephone Services - 3.9%
HKT Trust and HKT Ltd.	1,790,000	$2,312,547
TELUS Corp.	89,160	3,302,486
Verizon Communications, Inc.	38,459	2,091,016

		$7,706,049

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 2.1%
Altria Group, Inc.	35,536	$2,079,567
Japan Tobacco, Inc.	48,300	1,270,206
Philip Morris International, Inc.	9,334	727,025

		$4,076,798
Utilities - Electric Power - 7.2%
American Electric Power Co., Inc.	24,444	$1,753,368
Avangrid, Inc.	27,564	1,360,008
CEZ A.S.	30,137	763,860
CLP Holdings Ltd.	290,500	3,414,381
Duke Energy Corp.	9,286	754,395
Evergy, Inc.	34,031	1,941,469
WEC Energy Group, Inc.	27,805	1,879,062
Xcel Energy, Inc.	46,547	2,236,583

		$14,103,126
Total Common Stocks (Identified Cost, $169,052,334)		$193,300,636

Investment Companies (h) - 0.6%
Money Market Funds - 0.6%
MFS Institutional Money Market Portfolio, 2.03% (v) (Identified Cost, $1,215,200)	1,215,317	$1,215,317

Collateral for Securities Loaned - 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.93% (j) (Identified Cost, $1,135,000)	1,135,000	$1,135,000

Other Assets, Less Liabilities - (0.2)%		(477,309)
Net Assets - 100.0%		$195,173,644

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,215,317 and $194,435,636, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $1,079,101 of securities on loan (identified cost, $170,187,334)	$194,435,636
Investments in affiliated issuers, at value (identified cost, $1,215,200)	1,215,317
Receivables for
Investments sold	2,142,997
Fund shares sold	287,538
Interest and dividends	593,034
Receivable from investment adviser	12,423
Other assets	270
Total assets	$198,687,215
Liabilities
Payables for
Investments purchased	$2,168,363
Fund shares reacquired	71,507
Collateral for securities loaned, at value	1,135,000
Payable to affiliates
Shareholder servicing costs	40,752
Distribution and service fees	91
Payable for independent Trustees’ compensation	20
Deferred country tax expense payable	8,401
Accrued expenses and other liabilities	89,437
Total liabilities	$3,513,571
Net assets	$195,173,644
Net assets consist of
Paid-in capital	$167,575,411
Unrealized appreciation (depreciation) (net of $8,401 deferred country tax)	24,238,507
Accumulated net realized gain (loss)	2,373,901
Undistributed net investment income	985,825
Net assets	$195,173,644
Shares of beneficial interest outstanding	14,219,188

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$9,102,283	662,998	$13.73
Class B	379,577	27,846	13.63
Class C	1,773,248	130,181	13.62
Class I	114,259,076	8,320,909	13.73
Class R1	74,239	5,423	13.69
Class R2	66,315	4,831	13.73
Class R3	66,798	4,860	13.74
Class R4	67,309	4,902	13.73
Class R6	69,384,799	5,057,238	13.72

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.57 [100 / 94.25 x $13.73]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$5,410,118
Dividends from affiliated issuers	21,008
Income on securities loaned	9,071
Other	4,747
Foreign taxes withheld	(338,032)
Total investment income	$5,106,912
Expenses
Management fee	$1,016,030
Distribution and service fees	47,621
Shareholder servicing costs	91,014
Administrative services fee	37,677
Independent Trustees’ compensation	3,743
Custodian fee	53,141
Shareholder communications	32,817
Audit and tax fees	54,878
Legal fees	2,552
Registration fees	133,542
Miscellaneous	28,025
Total expenses	$1,501,040
Reduction of expenses by investment adviser and distributor	(130,760)
Net expenses	$1,370,280
Net investment income (loss)	$3,736,632
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $77,279 country tax)	$4,777,901
Affiliated issuers	(29)
Foreign currency	(25,302)
Net realized gain (loss)	$4,752,570
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $34,207 decrease in deferred country tax)	$8,120,039
Affiliated issuers	110
Translation of assets and liabilities in foreign currencies	(4,472)
Net unrealized gain (loss)	$8,115,677
Net realized and unrealized gain (loss)	$12,868,247
Change in net assets from operations	$16,604,879

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/18	8/31/17
Change in net assets
From operations
Net investment income (loss)	$3,736,632	$1,908,001
Net realized gain (loss)	4,752,570	(342,502)
Net unrealized gain (loss)	8,115,677	10,193,013
Change in net assets from operations	$16,604,879	$11,758,512
Distributions declared to shareholders
From net investment income	$(3,747,865)	$(1,436,284)
Change in net assets from fund share transactions	$3,967,302	$101,951,299
Total change in net assets	$16,824,316	$112,273,527
Net assets
At beginning of period	178,349,328	66,075,801
At end of period (including undistributed net investment income of $985,825 and $936,577, respectively)	$195,173,644	$178,349,328

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.82	$11.87	$10.75	$10.92	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.19	$0.18	$0.19	$0.15
Net realized and unrealized gain (loss)	0.92	0.91	1.11	(0.22)	0.86
Total from investment operations	$1.15	$1.10	$1.29	$(0.03)	$1.01
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.15)	$(0.17)	$(0.12)	$(0.09)
From net realized gain	—	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.24)	$(0.15)	$(0.17)	$(0.14)	$(0.09)
Net asset value, end of period (x)	$13.73	$12.82	$11.87	$10.75	$10.92
Total return (%) (r)(s)(t)(x)	9.09	9.36	12.12	(0.36)	10.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.23	1.51	1.88	5.81	(a)
Expenses after expense reductions (f)	0.97	1.17	1.19	1.23	1.22	(a)
Net investment income (loss)	1.75	1.55	1.56	1.65	1.86	(a)
Portfolio turnover	41	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$9,102	$9,215	$7,473	$3,981	$800

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.73	$11.79	$10.70	$10.91	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.09	$0.07	$0.08	$0.06
Net realized and unrealized gain (loss)	0.91	0.91	1.12	(0.20)	0.89
Total from investment operations	$1.04	$1.00	$1.19	$(0.12)	$0.95
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.06)	$(0.10)	$(0.07)	$(0.04)
From net realized gain	—	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.14)	$(0.06)	$(0.10)	$(0.09)	$(0.04)
Net asset value, end of period (x)	$13.63	$12.73	$11.79	$10.70	$10.91
Total return (%) (r)(s)(t)(x)	8.25	8.48	11.16	(1.16)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81	1.98	2.33	2.68	6.87	(a)
Expenses after expense reductions (f)	1.74	1.96	1.98	2.01	2.07	(a)
Net investment income (loss)	1.02	0.73	0.65	0.74	0.80	(a)
Portfolio turnover	41	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$380	$350	$341	$446	$116

Class C	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.71	$11.78	$10.69	$10.91	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.09	$0.08	$0.10	$0.06
Net realized and unrealized gain (loss)	0.92	0.91	1.11	(0.23)	0.89
Total from investment operations	$1.05	$1.00	$1.19	$(0.13)	$0.95
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.07)	$(0.10)	$(0.07)	$(0.04)
From net realized gain	—	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.14)	$(0.07)	$(0.10)	$(0.09)	$(0.04)
Net asset value, end of period (x)	$13.62	$12.71	$11.78	$10.69	$10.91
Total return (%) (r)(s)(t)(x)	8.28	8.49	11.22	(1.23)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81	1.98	2.23	2.66	6.85	(a)
Expenses after expense reductions (f)	1.74	1.96	1.99	2.00	2.07	(a)
Net investment income (loss)	1.01	0.76	0.74	0.89	0.82	(a)
Portfolio turnover	41	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$1,773	$1,924	$1,554	$453	$130

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.82	$11.87	$10.76	$10.93	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.23	$0.21	$0.24	$0.14
Net realized and unrealized gain (loss)	0.91	0.90	1.10	(0.25)	0.89
Total from investment operations	$1.18	$1.13	$1.31	$(0.01)	$1.03
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.18)	$(0.20)	$(0.14)	$(0.10)
From net realized gain	—	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.27)	$(0.18)	$(0.20)	$(0.16)	$(0.10)
Net asset value, end of period (x)	$13.73	$12.82	$11.87	$10.76	$10.93
Total return (%) (r)(s)(t)(x)	9.34	9.59	12.34	(0.18)	10.29	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.94	1.17	1.63	5.85	(a)
Expenses after expense reductions (f)	0.74	0.90	0.98	1.00	1.07	(a)
Net investment income (loss)	2.03	1.87	1.86	2.10	1.81	(a)
Portfolio turnover	41	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$114,259	$97,952	$10,669	$2,685	$138

Class R1	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.78	$11.84	$10.70	$10.91	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.09	$0.08	$0.07	$0.06
Net realized and unrealized gain (loss)	0.91	0.91	1.12	(0.19)	0.89
Total from investment operations	$1.05	$1.00	$1.20	$(0.12)	$0.95
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.06)	$(0.06)	$(0.07)	$(0.04)
From net realized gain	—	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.14)	$(0.06)	$(0.06)	$(0.09)	$(0.04)
Net asset value, end of period (x)	$13.69	$12.78	$11.84	$10.70	$10.91
Total return (%) (r)(s)(t)(x)	8.29	8.47	11.24	(1.22)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81	1.98	2.31	2.69	6.89	(a)
Expenses after expense reductions (f)	1.74	1.96	1.99	2.01	2.07	(a)
Net investment income (loss)	1.03	0.75	0.69	0.66	0.79	(a)
Portfolio turnover	41	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$74	$68	$56	$108	$109

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.81	$11.87	$10.74	$10.92	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.15	$0.13	$0.13	$0.10
Net realized and unrealized gain (loss)	0.92	0.90	1.13	(0.20)	0.89
Total from investment operations	$1.12	$1.05	$1.26	$(0.07)	$0.99
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.11)	$(0.13)	$(0.09)	$(0.07)
From net realized gain	—	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.20)	$(0.11)	$(0.13)	$(0.11)	$(0.07)
Net asset value, end of period (x)	$13.73	$12.81	$11.87	$10.74	$10.92
Total return (%) (r)(s)(t)(x)	8.87	8.94	11.83	(0.71)	9.89	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.49	1.79	2.19	6.39	(a)
Expenses after expense reductions (f)	1.24	1.47	1.49	1.51	1.57	(a)
Net investment income (loss)	1.52	1.24	1.20	1.16	1.29	(a)
Portfolio turnover	41	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$66	$61	$72	$112	$110

Class R3	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.82	$11.88	$10.76	$10.92	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.19	$0.16	$0.16	$0.12
Net realized and unrealized gain (loss)	0.93	0.90	1.12	(0.19)	0.88
Total from investment operations	$1.15	$1.09	$1.28	$(0.03)	$1.00
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.15)	$(0.16)	$(0.11)	$(0.08)
From net realized gain	—	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.23)	$(0.15)	$(0.16)	$(0.13)	$(0.08)
Net asset value, end of period (x)	$13.74	$12.82	$11.88	$10.76	$10.92
Total return (%) (r)(s)(t)(x)	9.11	9.24	12.05	(0.34)	10.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.21	1.56	1.94	6.14	(a)
Expenses after expense reductions (f)	0.99	1.18	1.24	1.26	1.32	(a)
Net investment income (loss)	1.69	1.55	1.44	1.41	1.54	(a)
Portfolio turnover	41	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$67	$151	$56	$110	$110

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.82	$11.87	$10.76	$10.93	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.21	$0.19	$0.19	$0.14
Net realized and unrealized gain (loss)	0.91	0.92	1.12	(0.20)	0.89
Total from investment operations	$1.18	$1.13	$1.31	$(0.01)	$1.03
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.18)	$(0.20)	$(0.14)	$(0.10)
From net realized gain	—	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.27)	$(0.18)	$(0.20)	$(0.16)	$(0.10)
Net asset value, end of period (x)	$13.73	$12.82	$11.87	$10.76	$10.93
Total return (%) (r)(s)(t)(x)	9.34	9.58	12.32	(0.18)	10.29	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.98	1.31	1.69	5.89	(a)
Expenses after expense reductions (f)	0.74	0.96	0.99	1.02	1.07	(a)
Net investment income (loss)	2.02	1.74	1.69	1.66	1.79	(a)
Portfolio turnover	41	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$67	$62	$56	$110	$110

Class R6	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.81	$11.86	$10.76	$10.92	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.21	$0.20	$0.20	$0.14
Net realized and unrealized gain (loss)	0.92	0.92	1.11	(0.20)	0.88
Total from investment operations	$1.19	$1.13	$1.31	$0.00	$1.02
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.18)	$(0.21)	$(0.14)	$(0.10)
From net realized gain	—	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.28)	$(0.18)	$(0.21)	$(0.16)	$(0.10)
Net asset value, end of period (x)	$13.72	$12.81	$11.86	$10.76	$10.92
Total return (%) (r)(s)(t)(x)	9.42	9.63	12.37	(0.09)	10.21	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.94	1.21	1.63	5.88	(a)
Expenses after expense reductions (f)	0.67	0.92	0.93	0.97	1.06	(a)
Net investment income (loss)	2.08	1.77	1.76	1.79	1.80	(a)
Portfolio turnover	41	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$69,385	$68,569	$45,799	$27,802	$5,966
See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Low Volatility Global Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

27

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

28

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$92,095,065	$—	$—	$92,095,065
Japan	24,083,792	—	—	24,083,792
Canada	15,800,618	—	—	15,800,618
Switzerland	13,111,739	—	—	13,111,739
Hong Kong	9,541,235	—	—	9,541,235
Taiwan	6,101,558	—	—	6,101,558
Germany	5,899,647	—	—	5,899,647
United Kingdom	5,552,504	—	—	5,552,504
Israel	4,199,385	—	—	4,199,385
Other Countries	15,641,870	1,273,223	—	16,915,093
Mutual Funds	2,350,317	—	—	2,350,317
Total	$194,377,730	$1,273,223	$—	$195,650,953

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are

29

Notes to Financial Statements – continued

collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,079,101. The fair value of the fund’s investment securities on loan and a related liability of $1,135,000 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

30

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/18	Year ended 8/31/17
Ordinary income (including any short-term capital gains)	$3,747,865	$1,436,284

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/18
Cost of investments	$173,061,071
Gross appreciation	26,208,933
Gross depreciation	(3,619,051)
Net unrealized appreciation (depreciation)	$22,589,882
Undistributed ordinary income	1,006,678
Undistributed long-term capital gain	4,032,438
Other temporary differences	(30,765)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s

31

Notes to Financial Statements – continued

income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/18	Year ended 8/31/17
Class A	$171,679	$102,130
Class B	4,005	1,407
Class C	19,587	10,810
Class I	2,142,583	588,856
Class R1	760	288
Class R2	979	665
Class R3	1,496	901
Class R4	1,310	834
Class R6	1,405,466	730,393
Total	$3,747,865	$1,436,284

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.55%
In excess of $1 billion and up to $2.5 billion	0.525%
In excess of $2.5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2018, this management fee reduction amounted to $16,785, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.54% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.68%

32

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2019. For the year ended August 31, 2018, this reduction amounted to $111,632, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $5,141 for the year ended August 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.22%	$23,229
Class B	0.75%	0.25%	1.00%	1.00%	3,703
Class C	0.75%	0.25%	1.00%	1.00%	19,472
Class R1	0.75%	0.25%	1.00%	1.00%	708
Class R2	0.25%	0.25%	0.50%	0.50%	318
Class R3	—	0.25%	0.25%	0.25%	191
Total Distribution and Service Fees					$47,621

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2018, this rebate amounted to $2,343 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2018, were as follows:

Amount
Class A	$20
Class B	512
Class C	197

33

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2018, the fee was $6,192, which equated to 0.0033% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $84,822.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.0204% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2018, the fee paid by the fund under this agreement was $314 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017, MFS purchased 2,133 shares of Class I for an aggregate amount of $25,873. On March 21, 2017, MFS purchased 412 shares of Class I for an aggregate amount of $4,989. On August 15, 2017, MFS redeemed 4,746 shares of Class C for an aggregate amount of $59,987. On September 20, 2017, MFS redeemed 2,847 shares of Class I for an aggregate amount of $36,499. On March 19, 2018, MFS redeemed 7,343 shares of Class I for an aggregate amount of $96,564.

34

Notes to Financial Statements – continued

At August 31, 2018, MFS held approximately 88% of the outstanding shares of Class R1 and 100% of the outstanding shares of Class R2, Class R3, and Class R4, respectively.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2018, the fund engaged in purchase transactions pursuant to this policy, which amounted to $48,110.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018, to August 31, 2018, this reimbursement amounted to $4,706, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $74,694,173 and $75,755,681, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	166,465	$2,195,559	235,619	$2,835,638
Class B	2,431	32,218	6,560	79,744
Class C	44,846	588,231	76,350	907,914
Class I	3,081,326	40,706,123	7,672,302	93,687,604
Class R1	59	768	586	7,429
Class R2	—	—	181	2,100
Class R3	—	—	6,957	86,940
Class R6	1,110,058	14,524,680	2,104,117	26,035,765
	4,405,185	$58,047,579	10,102,672	$123,643,134

35

Notes to Financial Statements – continued

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	13,140	$171,513	8,445	$102,071
Class B	307	4,005	116	1,407
Class C	1,495	19,416	893	10,751
Class I	157,587	2,054,501	41,894	518,156
Class R1	58	760	24	288
Class R2	75	979	55	665
Class R3	115	1,496	74	901
Class R4	101	1,310	69	834
Class R6	104,523	1,360,917	58,559	706,049
	277,401	$3,614,897	110,129	$1,341,122

Shares reacquired
Class A	(235,675)	$(3,097,154)	(154,676)	$(1,860,946)
Class B	(2,369)	(30,922)	(8,107)	(95,574)
Class C	(67,494)	(885,022)	(57,812)	(703,973)
Class I	(2,560,046)	(33,731,533)	(971,256)	(11,953,174)
Class R1	(1)	(18)	(1)	(10)
Class R2	—	—	(1,538)	(18,712)
Class R3	(7,000)	(90,368)	(3)	(36)
Class R6	(1,511,756)	(19,860,157)	(670,323)	(8,400,532)
	(4,384,341)	$(57,695,174)	(1,863,716)	$(23,032,957)

Net change
Class A	(56,070)	$(730,082)	89,388	$1,076,763
Class B	369	5,301	(1,431)	(14,423)
Class C	(21,153)	(277,375)	19,431	214,692
Class I	678,867	9,029,091	6,742,940	82,252,586
Class R1	116	1,510	609	7,707
Class R2	75	979	(1,302)	(15,947)
Class R3	(6,885)	(88,872)	7,028	87,805
Class R4	101	1,310	69	834
Class R6	(297,175)	(3,974,560)	1,492,353	18,341,282
	298,245	$3,967,302	8,349,085	$101,951,299

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily

36

Notes to Financial Statements – continued

one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended August 31, 2018, the fund’s commitment fee and interest expense were $1,110 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		1,955,613	36,318,266	(37,058,562)	1,215,317

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(29)	$110	$—	$21,008	$1,215,317

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS Low Volatility Global Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Low Volatility Global Equity Fund (the “Fund”), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from December 5, 2013 (the commencement of the Fund’s investment operations) through August 31, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights each of the four years in the period then ended and for the period from December 5, 2013 (the commencement of the Fund’s investment operations) through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by

38

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

39

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of

44

Trustees and Officers – continued

the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

46

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for the one-year period ended December 31, 2017 relative to the Broadridge performance universe. The Fund commenced operations on December 5, 2013; therefore no performance data for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee

47

Board Review of Investment Advisory Agreement – continued

and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the

48

Board Review of Investment Advisory Agreement – continued

Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

50

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $184,815 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 42.39% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $3,327,146. The fund intends to pass through foreign tax credits of $332,582 for the fiscal year.

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

August 31, 2018

MFS® Low Volatility Equity Fund

LVU-ANN

MFS® Low Volatility Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

The strengthening U.S. dollar, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the United States outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes, and we built our active investment platform with that in mind. Our long-term perspective influences nearly every aspect of our business, but most importantly, it aligns our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Waste Connections, Inc.	3.0%
PepsiCo, Inc.	3.0%
Amdocs Ltd.	2.8%
Eli Lilly & Co.	2.6%
Alphabet, Inc., “A”	2.6%
Costco Wholesale Corp.	2.5%
Johnson & Johnson	2.5%
Cisco Systems, Inc.	2.2%
Bright Horizons Family Solutions, Inc.	2.2%
McDonald’s Corp.	1.8%

Equity sectors
Financial Services	21.4%
Health Care	16.2%
Consumer Staples	10.9%
Technology	9.8%
Utilities & Communications	9.4%
Industrial Goods & Services	9.1%
Special Products & Services	6.3%
Leisure	6.0%
Retailing	5.0%
Energy	2.9%
Basic Materials	2.2%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2018, Class A shares of the MFS Low Volatility Equity Fund (“fund”) provided a total return of 12.14%, at net asset value. This compares with a return of 19.66% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth, helped in part by the 2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down more in line with long-term average valuations from elevated levels early in the period. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained relatively tight but widened modestly, late in the period, as market volatility increased. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Detractors from Performance

Security selection and an underweight position in the retailing sector detracted from performance relative to the S&P 500 Index. Within this sector, not owning shares of strong-performing internet retailer Amazon.com negatively impacted relative performance. The share price of Amazon advanced as the company reported solid results, with accelerated revenue growth from both Amazon Web Services (AWS) and advertising.

An underweight position and stock selection in the technology sector further hindered relative returns. Here, the fund’s underweight position in both software giant Microsoft and computer and personal electronics maker Apple (h) detracted from relative results.

3

Management Review – continued

Shares of Microsoft appreciated on the back of strong performance across all divisions, with growth in the cloud services division particularly notable.

Security selection in the financial services sector also weakened relative returns, led by the fund’s overweight position in reinsurance and insurance services provider Everest Re Group.

An overweight position in the consumer staples sector further held back relative performance. Within this sector, overweight positions in beverages, food and snacks producer PepsiCo, global food company General Mills and tobacco company Altria Group weighed on relative returns.

Elsewhere, holding shares of software services provider Amdocs (b), and an overweight position in cruise operator Carnival, detracted from relative results. Additionally, not holding a position in internet TV show and movie subscription services provider Netflix further held back relative returns.

Contributors to Performance

Security selection in the health care sector contributed to relative performance during the reporting period. The fund’s overweight positions in pharmaceutical company Eli Lilly and health insurance company Humana benefited relative returns. Shares of Eli Lilly rose following solid financial results, driven by better-than-expected profit margins and strong sales of its drugs Humalog and Trulicity. In addition, not owning shares of poor-performing biopharmaceutical company Celgene helped boost relative results.

Elsewhere, not holding shares of diversified industrial conglomerate General Electric and telecommunication services provider AT&T supported relative results. Shares of General Electric declined after the company’s management significantly reduced expectations for earnings and cash flow and cut its dividend in half. In addition, shares of GE reacted negatively to news that the company would be taking a sizeable charge to shore up its long-term care insurance reserves. The fund’s position in shares of child care and early education provider Bright Horizons Family Solutions (b) and entertainment content provider MSG Networks (b)(h), and overweight positions in membership-based warehouse retailer Costco Wholesale, networking products and services provider Cisco Systems and security and commodity exchange company CME Group, also helped relative performance.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 8/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 8/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	12/05/13	12.14%	10.73%
B	12/05/13	11.32%	9.89%
C	12/05/13	11.36%	9.91%
I	12/05/13	12.49%	10.99%
R1	12/05/13	11.36%	9.90%
R2	12/05/13	11.93%	10.47%
R3	12/05/13	12.18%	10.72%
R4	12/05/13	12.48%	10.99%
R6	12/05/13	12.57%	11.09%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		19.66%	12.99%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		5.69%	9.35%
B With CDSC (Declining over six years from 4% to 0%) (v)		7.32%	9.59%
C With CDSC (1% for 12 months) (v)		10.36%	9.91%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

6

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2018 through August 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/18	Ending Account Value 8/31/18	Expenses Paid During Period (p) 3/01/18-8/31/18
A	Actual	0.89%	$1,000.00	$1,069.95	$4.64
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
B	Actual	1.64%	$1,000.00	$1,066.16	$8.54
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
C	Actual	1.64%	$1,000.00	$1,066.41	$8.54
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
I	Actual	0.64%	$1,000.00	$1,071.92	$3.34
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R1	Actual	1.64%	$1,000.00	$1,066.74	$8.54
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
R2	Actual	1.14%	$1,000.00	$1,069.53	$5.95
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R3	Actual	0.89%	$1,000.00	$1,070.45	$4.64
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R4	Actual	0.64%	$1,000.00	$1,071.86	$3.34
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R6	Actual	0.54%	$1,000.00	$1,072.33	$2.82
	Hypothetical (h)	0.54%	$1,000.00	$1,022.48	$2.75

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

8/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.2%
Issuer	Shares/Par	Value ($)
Aerospace - 6.1%
Boeing Co.	1,929	$661,242
General Dynamics Corp.	3,008	581,747
Honeywell International, Inc.	9,636	1,532,702
Lockheed Martin Corp.	3,855	1,235,181
Northrop Grumman Corp.	4,141	1,236,047
United Technologies Corp.	4,810	633,477

		$5,880,396
Alcoholic Beverages - 1.3%
Constellation Brands, Inc., “A”	6,168	$1,284,178

Brokerage & Asset Managers - 1.5%
CME Group, Inc.	8,477	$1,481,186

Business Services - 3.2%
Amdocs Ltd.	41,940	$2,737,843
Tyler Technologies, Inc. (a)	1,632	403,023

		$3,140,866
Cable TV - 0.6%
Comcast Corp., “A”	16,776	$620,544

Computer Software - 1.6%
Blackbaud, Inc.	4,123	$431,142
Microsoft Corp.	7,013	787,770
Oracle Corp.	7,333	356,237

		$1,575,149
Consumer Products - 1.2%
Procter & Gamble Co.	13,732	$1,139,069

Consumer Services - 3.1%
Bookings Holdings, Inc. (a)	433	$845,021
Bright Horizons Family Solutions, Inc. (a)	17,801	2,125,974

		$2,970,995
Containers - 0.3%
Berry Global Group, Inc. (a)	6,690	$319,314

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 1.4%
Texas Instruments, Inc.	12,437	$1,397,919

Energy - Independent - 1.2%
Occidental Petroleum Corp.	9,055	$723,223
Phillips 66	3,835	454,486

		$1,177,709
Energy - Integrated - 1.6%
Exxon Mobil Corp.	19,881	$1,593,860

Food & Beverages - 6.1%
General Mills, Inc.	22,300	$1,026,023
Mondelez International, Inc.	15,196	649,173
PepsiCo, Inc.	25,619	2,869,584
Pinnacle Foods, Inc.	8,579	569,817
Tyson Foods, Inc., “A”	13,493	847,496

		$5,962,093
Gaming & Lodging - 1.3%
Carnival Corp.	15,656	$962,687
Marriott International, Inc., “A”	2,661	336,537

		$1,299,224
General Merchandise - 1.7%
Wal-Mart Stores, Inc.	17,630	$1,690,012

Health Maintenance Organizations - 4.4%
Cigna Corp.	6,666	$1,255,474
Humana Inc.	4,733	1,577,320
UnitedHealth Group, Inc.	5,378	1,443,778

		$4,276,572
Insurance - 8.8%
Allstate Corp.	4,003	$402,582
Aon PLC	8,872	1,291,408
Chubb Ltd.	8,217	1,111,267
Everest Re Group Ltd.	6,194	1,381,386
Hartford Financial Services Group, Inc.	18,635	938,645
Loews Corp.	24,438	1,229,476
MetLife, Inc.	13,280	609,419
Progressive Corp.	9,024	609,391
Prudential Financial, Inc.	3,456	339,552
Travelers Cos., Inc.	4,806	632,469

		$8,545,595

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 3.9%
Alphabet, Inc., “A” (a)	2,025	$2,494,395
Alphabet, Inc., “C” (a)	470	572,549
Facebook, Inc., “A” (a)	3,972	698,000

		$3,764,944
Major Banks - 0.6%
PNC Financial Services Group, Inc.	4,043	$580,332

Medical Equipment - 5.2%
Danaher Corp.	12,018	$1,244,344
Medtronic PLC	15,437	1,488,281
Steris PLC	12,458	1,425,444
Stryker Corp.	3,376	571,996
Varian Medical Systems, Inc. (a)	3,171	355,215

		$5,085,280
Network & Telecom - 2.9%
Cisco Systems, Inc.	45,524	$2,174,681
Motorola Solutions, Inc.	4,713	604,961

		$2,779,642
Other Banks & Diversified Financials - 3.6%
M&T Bank Corp.	4,633	$820,736
Mastercard, Inc., “A”	5,615	1,210,369
U.S. Bancorp	10,077	545,267
Visa, Inc., “A”	5,918	869,295

		$3,445,667
Pharmaceuticals - 6.6%
Eli Lilly & Co.	24,328	$2,570,253
Johnson & Johnson	17,905	2,411,624
Pfizer, Inc.	20,565	853,859
Zoetis, Inc.	5,850	530,010

		$6,365,746
Pollution Control - 3.1%
Waste Connections, Inc.	37,245	$2,956,880

Printing & Publishing - 0.6%
Moody’s Corp.	3,013	$536,374

Real Estate - 7.0%
AvalonBay Communities, Inc., REIT	6,595	$1,208,798
Extra Space Storage, Inc., REIT	10,314	951,054
Mid-America Apartment Communities, Inc., REIT	6,631	686,706

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Public Storage, Inc., REIT	4,796	$1,019,534
Starwood Property Trust, Inc., REIT	47,351	1,043,142
Store Capital Corp., REIT	24,106	694,494
Sun Communities, Inc., REIT	11,410	1,177,284

		$6,781,012
Restaurants - 3.5%
Aramark	12,912	$530,425
McDonald’s Corp.	11,053	1,793,128
Starbucks Corp.	20,006	1,069,321

		$3,392,874
Specialty Chemicals - 1.9%
Ecolab, Inc.	9,182	$1,381,707
Praxair, Inc.	2,752	435,339

		$1,817,046
Specialty Stores - 3.3%
Costco Wholesale Corp.	10,536	$2,456,258
Home Depot, Inc.	3,665	735,822

		$3,192,080
Telecommunications - Wireless - 0.5%
SBA Communications Corp., REIT (a)	2,786	$432,471

Telephone Services - 0.8%
Verizon Communications, Inc.	14,831	$806,361

Tobacco - 2.2%
Altria Group, Inc.	25,965	$1,519,472
Philip Morris International, Inc.	8,127	633,012

		$2,152,484
Utilities - Electric Power - 8.1%
American Electric Power Co., Inc.	7,119	$510,646
DTE Energy Co.	9,706	1,078,725
Duke Energy Corp.	14,277	1,159,863
Evergy, Inc.	10,153	579,229
Exelon Corp.	11,638	508,697
NextEra Energy, Inc.	9,468	1,610,507
WEC Energy Group, Inc.	15,975	1,079,590
Xcel Energy, Inc.	28,642	1,376,248

		$7,903,505
Total Common Stocks (Identified Cost, $79,977,529)		$96,347,379

13

Portfolio of Investments – continued

Investment Companies (h) - 0.8%
Issuer	Shares/Par	Value ($)
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 2.03% (v) (Identified Cost, $778,468)	778,538	$778,538

Other Assets, Less Liabilities - 0.0%		12,211
Net Assets - 100.0%		$97,138,128

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $778,538 and $96,347,379, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $79,977,529)	$96,347,379
Investments in affiliated issuers, at value (identified cost, $778,468)	778,538
Receivables for
Fund shares sold	1,402,749
Dividends	204,258
Receivable from investment adviser	25,036
Other assets	151
Total assets	$98,758,111
Liabilities
Payables for
Investments purchased	$1,468,346
Fund shares reacquired	41,592
Payable to affiliates
Shareholder servicing costs	39,375
Distribution and service fees	1,384
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	69,275
Total liabilities	$1,619,983
Net assets	$97,138,128
Net assets consist of
Paid-in capital	$78,224,256
Unrealized appreciation (depreciation)	16,369,920
Accumulated net realized gain (loss)	2,366,391
Undistributed net investment income	177,561
Net assets	$97,138,128
Shares of beneficial interest outstanding	6,454,056

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$41,176,684	2,735,170	$15.05
Class B	2,211,140	147,189	15.02
Class C	13,941,642	930,758	14.98
Class I	30,750,889	2,040,646	15.07
Class R1	136,425	9,059	15.06
Class R2	156,333	10,342	15.12
Class R3	67,013	4,438	15.10
Class R4	66,154	4,387	15.08
Class R6	8,631,848	572,067	15.09

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.97 [100 / 94.25 x $15.05]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$1,905,168
Dividends from affiliated issuers	7,925
Other	1,146
Foreign taxes withheld	(3,009)
Total investment income	$1,911,230
Expenses
Management fee	$446,781
Distribution and service fees	257,066
Shareholder servicing costs	101,597
Administrative services fee	23,388
Independent Trustees’ compensation	2,595
Custodian fee	8,796
Shareholder communications	21,029
Audit and tax fees	50,074
Legal fees	1,323
Registration fees	132,328
Miscellaneous	20,716
Total expenses	$1,065,693
Reduction of expenses by investment adviser and distributor	(245,501)
Net expenses	$820,192
Net investment income (loss)	$1,091,038
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$4,031,861
Affiliated issuers	(155)
Net realized gain (loss)	$4,031,706
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$5,142,512
Affiliated issuers	70
Net unrealized gain (loss)	$5,142,582
Net realized and unrealized gain (loss)	$9,174,288
Change in net assets from operations	$10,265,326

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/18	8/31/17
Change in net assets
From operations
Net investment income (loss)	$1,091,038	$787,278
Net realized gain (loss)	4,031,706	343,998
Net unrealized gain (loss)	5,142,582	6,210,716
Change in net assets from operations	$10,265,326	$7,341,992
Distributions declared to shareholders
From net investment income	$(1,093,232)	$(761,769)
From net realized gain	(1,151,155)	(134,785)
Total distributions declared to shareholders	$(2,244,387)	$(896,554)
Change in net assets from fund share transactions	$6,417,123	$16,852,555
Total change in net assets	$14,438,062	$23,297,993
Net assets
At beginning of period	82,700,066	59,402,073
At end of period (including undistributed net investment income of $177,561 and $179,757, respectively)	$97,138,128	$82,700,066

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$13.77	$12.56	$11.12	$10.82	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.16	$0.15	$0.14	$0.11
Net realized and unrealized gain (loss)	1.47	1.23	1.49	0.30 (g)	0.77
Total from investment operations	$1.65	$1.39	$1.64	$0.44	$0.88
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.15)	$(0.11)	$(0.13)	$(0.06)
From net realized gain	(0.19)	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.37)	$(0.18)	$(0.20)	$(0.14)	$(0.06)
Net asset value, end of period (x)	$15.05	$13.77	$12.56	$11.12	$10.82
Total return (%) (r)(s)(t)(x)	12.14	11.18	14.87	4.01	8.82	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.33	1.65	2.72	4.45	(a)
Expenses after expense reductions (f)	0.88	1.16	1.19	1.18	1.15	(a)
Net investment income (loss)	1.25	1.19	1.25	1.22	1.40	(a)
Portfolio turnover	30	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$41,177	$39,568	$29,508	$11,267	$1,154

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$13.74	$12.53	$11.10	$10.81	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.06	$0.06	$0.05	$0.04
Net realized and unrealized gain (loss)	1.47	1.23	1.48	0.30 (g)	0.78
Total from investment operations	$1.54	$1.29	$1.54	$0.35	$0.82
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.05)	$(0.02)	$(0.05)	$(0.01)
From net realized gain	(0.19)	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.26)	$(0.08)	$(0.11)	$(0.06)	$(0.01)
Net asset value, end of period (x)	$15.02	$13.74	$12.53	$11.10	$10.81
Total return (%) (r)(s)(t)(x)	11.32	10.36	13.96	3.20	8.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	2.08	2.42	3.79	5.75	(a)
Expenses after expense reductions (f)	1.64	1.92	1.95	1.95	1.93	(a)
Net investment income (loss)	0.50	0.43	0.49	0.43	0.46	(a)
Portfolio turnover	30	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$2,211	$2,081	$1,885	$717	$170

Class C	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$13.70	$12.50	$11.09	$10.80	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.06	$0.06	$0.05	$0.04
Net realized and unrealized gain (loss)	1.48	1.23	1.48	0.30 (g)	0.79
Total from investment operations	$1.55	$1.29	$1.54	$0.35	$0.83
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.06)	$(0.04)	$(0.05)	$(0.03)
From net realized gain	(0.19)	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.27)	$(0.09)	$(0.13)	$(0.06)	$(0.03)
Net asset value, end of period (x)	$14.98	$13.70	$12.50	$11.09	$10.80
Total return (%) (r)(s)(t)(x)	11.36	10.36	13.91	3.23	8.27	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	2.08	2.31	3.73	5.39	(a)
Expenses after expense reductions (f)	1.64	1.92	1.95	1.95	1.93	(a)
Net investment income (loss)	0.50	0.43	0.48	0.43	0.48	(a)
Portfolio turnover	30	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$13,942	$12,422	$9,977	$1,564	$421

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$13.78	$12.57	$11.14	$10.84	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.19	$0.18	$0.16	$0.11
Net realized and unrealized gain (loss)	1.49	1.23	1.48	0.30 (g)	0.80
Total from investment operations	$1.70	$1.42	$1.66	$0.46	$0.91
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.18)	$(0.14)	$(0.15)	$(0.07)
From net realized gain	(0.19)	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.41)	$(0.21)	$(0.23)	$(0.16)	$(0.07)
Net asset value, end of period (x)	$15.07	$13.78	$12.57	$11.14	$10.84
Total return (%) (r)(s)(t)(x)	12.49	11.44	15.05	4.20	9.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	1.07	1.20	2.53	4.72	(a)
Expenses after expense reductions (f)	0.64	0.92	0.95	0.95	0.93	(a)
Net investment income (loss)	1.50	1.47	1.51	1.36	1.43	(a)
Portfolio turnover	30	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$30,751	$21,814	$16,123	$964	$177

Class R1	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$13.77	$12.57	$11.12	$10.82	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.05	$0.06	$0.04	$0.03
Net realized and unrealized gain (loss)	1.48	1.24	1.49	0.31 (g)	0.80
Total from investment operations	$1.55	$1.29	$1.55	$0.35	$0.83
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)	$(0.01)	$(0.04)	$(0.01)
From net realized gain	(0.19)	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.26)	$(0.09)	$(0.10)	$(0.05)	$(0.01)
Net asset value, end of period (x)	$15.06	$13.77	$12.57	$11.12	$10.82
Total return (%) (r)(s)(t)(x)	11.36	10.33	13.96	3.18	8.30	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	2.07	2.56	4.18	5.92	(a)
Expenses after expense reductions (f)	1.64	1.91	1.95	1.95	1.93	(a)
Net investment income (loss)	0.49	0.41	0.48	0.39	0.40	(a)
Portfolio turnover	30	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$136	$108	$57	$112	$108

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$13.83	$12.61	$11.13	$10.83	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.12	$0.12	$0.10	$0.07
Net realized and unrealized gain (loss)	1.49	1.25	1.49	0.30 (g)	0.80
Total from investment operations	$1.63	$1.37	$1.61	$0.40	$0.87
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.12)	$(0.04)	$(0.09)	$(0.04)
From net realized gain	(0.19)	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.34)	$(0.15)	$(0.13)	$(0.10)	$(0.04)
Net asset value, end of period (x)	$15.12	$13.83	$12.61	$11.13	$10.83
Total return (%) (r)(s)(t)(x)	11.93	10.93	14.57	3.69	8.69	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	1.58	2.07	3.68	5.42	(a)
Expenses after expense reductions (f)	1.14	1.42	1.45	1.45	1.43	(a)
Net investment income (loss)	1.01	0.91	0.98	0.89	0.90	(a)
Portfolio turnover	30	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$156	$74	$53	$113	$109

Class R3	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$13.81	$12.59	$11.14	$10.83	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.15	$0.15	$0.13	$0.09
Net realized and unrealized gain (loss)	1.48	1.25	1.48	0.31 (g)	0.79
Total from investment operations	$1.66	$1.40	$1.63	$0.44	$0.88
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.15)	$(0.09)	$(0.12)	$(0.05)
From net realized gain	(0.19)	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.37)	$(0.18)	$(0.18)	$(0.13)	$(0.05)
Net asset value, end of period (x)	$15.10	$13.81	$12.59	$11.14	$10.83
Total return (%) (r)(s)(t)(x)	12.18	11.22	14.72	4.04	8.84	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.33	1.82	3.43	5.17	(a)
Expenses after expense reductions (f)	0.89	1.17	1.20	1.20	1.18	(a)
Net investment income (loss)	1.25	1.18	1.23	1.14	1.15	(a)
Portfolio turnover	30	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$67	$59	$53	$113	$109

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$13.79	$12.58	$11.14	$10.84	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.19	$0.17	$0.16	$0.11
Net realized and unrealized gain (loss)	1.49	1.23	1.49	0.30 (g)	0.80
Total from investment operations	$1.70	$1.42	$1.66	$0.46	$0.91
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.18)	$(0.13)	$(0.15)	$(0.07)
From net realized gain	(0.19)	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.41)	$(0.21)	$(0.22)	$(0.16)	$(0.07)
Net asset value, end of period (x)	$15.08	$13.79	$12.58	$11.14	$10.84
Total return (%) (r)(s)(t)(x)	12.48	11.42	15.08	4.20	9.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	1.08	1.57	3.18	4.92	(a)
Expenses after expense reductions (f)	0.64	0.92	0.95	0.95	0.93	(a)
Net investment income (loss)	1.50	1.42	1.48	1.39	1.40	(a)
Portfolio turnover	30	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$66	$59	$53	$114	$109

Class R6	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$13.80	$12.58	$11.14	$10.84	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.18	$0.18	$0.16	$0.11
Net realized and unrealized gain (loss)	1.48	1.27	1.50	0.30 (g)	0.80
Total from investment operations	$1.71	$1.45	$1.68	$0.46	$0.91
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.20)	$(0.15)	$(0.15)	$(0.07)
From net realized gain	(0.19)	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.42)	$(0.23)	$(0.24)	$(0.16)	$(0.07)
Net asset value, end of period (x)	$15.09	$13.80	$12.58	$11.14	$10.84
Total return (%) (r)(s)(t)(x)	12.57	11.61	15.21	4.22	9.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.97	1.36	3.14	4.90	(a)
Expenses after expense reductions (f)	0.54	0.78	0.88	0.91	0.91	(a)
Net investment income (loss)	1.60	1.38	1.53	1.43	1.42	(a)
Portfolio turnover	30	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$8,632	$6,515	$1,693	$1,593	$1,527
See Notes to Financial Statements

23

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Low Volatility Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there

25

Notes to Financial Statements – continued

were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

26

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$96,347,379	$—	$—	$96,347,379
Mutual Funds	778,538	—	—	778,538
Total	$97,125,917	$—	$—	$97,125,917

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

27

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/18	Year ended 8/31/17
Ordinary income (including any short-term capital gains)	$1,498,316	$867,018
Long-term capital gains	746,071	29,536
Total distributions	$2,244,387	$896,554

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/18
Cost of investments	$81,020,918
Gross appreciation	17,325,752
Gross depreciation	(1,220,753)
Net unrealized appreciation (depreciation)	$16,104,999
Undistributed ordinary income	546,973
Undistributed long-term capital gain	2,261,900

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will

28

Notes to Financial Statements – continued

convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 8/31/18	Year ended 8/31/17	Year ended 8/31/18	Year ended 8/31/17
Class A	$504,110	$401,351	$520,876	$72,819
Class B	11,146	8,063	28,574	4,185
Class C	69,236	50,551	170,155	22,638
Class I	381,889	275,528	330,158	31,512
Class R1	597	375	1,471	129
Class R2	1,117	501	1,003	119
Class R3	781	638	799	120
Class R4	932	776	798	120
Class R6	123,424	23,986	97,321	3,143
Total	$1,093,232	$761,769	$1,151,155	$134,785

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2018, this management fee reduction amounted to $8,126, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.57%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2019. For the year ended August 31, 2018, this reduction amounted to $235,046, which is included in the reduction of total expenses in the Statement of Operations.

29

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $26,256 for the year ended August 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$99,858
Class B	0.75%	0.25%	1.00%	1.00%	21,475
Class C	0.75%	0.25%	1.00%	1.00%	133,840
Class R1	0.75%	0.25%	1.00%	1.00%	1,173
Class R2	0.25%	0.25%	0.50%	0.50%	564
Class R3	—	0.25%	0.25%	0.25%	156
Total Distribution and Service Fees					$257,066

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2018, this rebate amounted to $2,298, $8, and $23 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2018, were as follows:

Amount
Class A	$488
Class B	6,984
Class C	1,843

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

30

Notes to Financial Statements – continued

year ended August 31, 2018, the fee was $13,585, which equated to 0.0152% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $88,012.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.0262% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2018, the fee paid by the fund under this agreement was $146 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017, MFS purchased 2,545 shares of Class I for an aggregate amount of $33,844. On March 21, 2017, MFS redeemed 412 shares of Class I for an aggregate amount of $5,438. On March 19, 2018, MFS redeemed 5,613 shares of Class I for an aggregate amount of $80,258.

At August 31, 2018, MFS held approximately 51%, 98%, and 100% of the outstanding shares of Class R1, Class R3, and Class R4, respectively.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018, to August 31, 2018, this reimbursement amounted to $1,121, which is included in “Other” income in the Statement of Operations.

31

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended August 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $31,605,302 and $26,456,935, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	669,556	$9,561,155	1,456,499	$18,899,873
Class B	29,684	427,651	41,150	534,770
Class C	254,161	3,630,483	356,503	4,664,725
Class I	941,779	13,506,029	1,624,156	21,194,572
Class R1	1,117	16,060	3,284	44,177
Class R2	5,348	75,258	1,141	15,604
Class R3	65	920	19	260
Class R6	244,878	3,490,016	434,316	5,859,230
	2,146,588	$30,707,572	3,917,068	$51,213,211

Shares issued to shareholders in reinvestment of distributions
Class A	72,060	$1,023,057	36,525	$473,635
Class B	2,787	39,720	951	12,248
Class C	16,826	239,073	5,654	72,738
Class I	50,159	711,948	23,535	307,040
Class R1	145	2,068	38	504
Class R2	149	2,120	48	620
Class R3	111	1,580	59	757
Class R4	122	1,730	69	895
Class R6	12,749	181,160	262	3,416
	155,108	$2,202,456	67,141	$871,853

Shares reacquired
Class A	(880,860)	$(12,579,954)	(968,834)	$(12,572,950)
Class B	(36,802)	(524,433)	(41,062)	(535,569)
Class C	(247,019)	(3,512,395)	(253,515)	(3,323,190)
Class I	(534,310)	(7,611,482)	(1,347,574)	(17,546,911)
Class R1	(37)	(528)	(22)	(303)
Class R2	(523)	(7,503)	(1)	(10)
Class R3	(1)	(9)	(1)	(4)
Class R6	(157,753)	(2,256,601)	(96,998)	(1,253,572)
	(1,857,305)	$(26,492,905)	(2,708,007)	$(35,232,509)

32

Notes to Financial Statements – continued

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Net change
Class A	(139,244)	$(1,995,742)	524,190	$6,800,558
Class B	(4,331)	(57,062)	1,039	11,449
Class C	23,968	357,161	108,642	1,414,273
Class I	457,628	6,606,495	300,117	3,954,701
Class R1	1,225	17,600	3,300	44,378
Class R2	4,974	69,875	1,188	16,214
Class R3	175	2,491	77	1,013
Class R4	122	1,730	69	895
Class R6	99,874	1,414,575	337,580	4,609,074
	444,391	$6,417,123	1,276,202	$16,852,555

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended August 31, 2018, the fund’s commitment fee and interest expense were $542 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		631,939	13,673,076	(13,526,477)	778,538

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(155)	$70	$—	$7,925	$778,538

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Low Volatility Equity Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Low Volatility Equity Fund (the “Fund”) (one of the funds constituting the MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from December 5, 2013 (commencement of operations) through August 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust I) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from December 5, 2013 (commencement of operations) through August 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

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Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 16, 2018

35

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

36

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of

40

Trustees and Officers – continued

the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

41

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

42

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for the one-year period ended December 31, 2017 relative to the Broadridge performance universe. The Fund commenced operations on December 5, 2013; therefore no performance data for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into

43

Board Review of Investment Advisory Agreement – continued

account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

44

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

46

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $1,137,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 78.33% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

47

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

August 31, 2018

MFS® New Discovery Fund

NDF-ANN

MFS® New Discovery Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

The strengthening U.S. dollar, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the United States outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes, and we built our active investment platform with that in mind. Our long-term perspective influences nearly every aspect of our business, but most importantly, it aligns our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bright Horizons Family Solutions, Inc.	1.7%
ICON PLC	1.6%
LogMeIn, Inc.	1.6%
Berry Global Group, Inc.	1.6%
Performance Food Group Co.	1.5%
Charles River Laboratories International, Inc.	1.4%
Kar Auction Services, Inc.	1.3%
Medidata Solutions, Inc.	1.3%
Steris PLC	1.3%
FLIR Systems, Inc.	1.3%

Equity sectors
Health Care	24.8%
Technology	24.8%
Industrial Goods & Services	10.2%
Autos & Housing	8.5%
Basic Materials	8.1%
Special Products & Services	7.7%
Financial Services	6.7%
Leisure	2.6%
Retailing	1.5%
Energy	1.1%
Transportation	0.3%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2018, Class A shares of the MFS New Discovery Fund (“fund”) provided a total return of 34.98%, at net asset value. This compares with a return of 30.72% for the fund’s benchmark, the Russell 2000® Growth Index.

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth, helped in part by the 2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down more in line with long-term average valuations from elevated levels early in the period. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained relatively tight but widened modestly, late in the period, as market volatility increased. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Contributors to Performance

Strong stock selection in both the technology and special products & services sectors contributed to performance relative to the Russell 2000® Growth Index. Within the technology sector, the fund’s overweight positions in communications software, cloud-based platform and services provider Twilio, open source infrastructure and integration software provider MuleSoft (h), security risk intelligence solutions provider Rapid7, cloud software provider Five9, software provider New Relic and global enterprise cloud communications and collaboration solution provider RingCentral aided relative results. The share price of MuleSoft appreciated after it was acquired by Salesforce.com at a significant premium. Within the special products & services sector,

3

Management Review – continued

an overweight position in software development company Zendesk also supported relative returns. Shares of Zendesk grew following better-than-expected results due, in part, to strong revenue growth that accelerated year over year. In addition, the stock also benefited from raised sales guidance for the remainder of 2018.

Elsewhere, an overweight position in telehealth services provider Teladoc Health aided relative performance. Shares of Teladoc Health appreciated during the period as a result of growing membership and visit volumes, owing partially to an aggressive flu season that helped drive the increased demand. Management also issued a favorable outlook which, together with the company’s acquisition of Advance Medical, an international telehealth provider, appeared to have been well received by investors and pushed the share price higher. Additionally, holdings of snack food products manufacturer Snyder’s-Lance (b)(h) and medical device manufacturing company DexCom (b) aided relative returns. The share price of Snyder’s-Lance appreciated after it had been acquired by Cambell Soup.

Detractors from Performance

Stock selection in the health care sector detracted from relative results. Here, not owning shares of biopharmaceutical company Sarepta Therapeutics held back relative performance. Shares of Sarepta Therapeutics jumped up sharply after the company delivered strong results for its Microdystrophin gene therapy, which were beyond market expectations.

Stock selection in the basic materials sector also weakened relative returns. Within this sector, holdings of consumer packaging manufacturer Berry Global Group (b) held back relative performance. The share price of Berry Global Group fell on the back of higher-than-expected raw material costs. Additionally, margins and volumes declined on weaker-than-expected results from the emerging markets region, which further weighed on the stock price.

Elsewhere, the fund’s positions in remote access and support solutions provider LogMeIn (b), technology infrastructure provider Switch (b) and global supplier of technologies and services for heavy duty commercial vehicles WABCO Holdings (b) detracted from relative performance. The share price of LogMeIn was hurt by lower-than-expected renewal rates, foreign currency headwinds and strong competitive pressures in the collaboration market. Additionally, overweight positions in cosmetics and skin-care products manufacturer e.l.f. Beauty (h), construction materials company Summit Materials, suspended ceilings systems distributor GMS and asset management company WisdomTree Investments further weighed on relative returns.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Michael Grossman

4

Management Review – continued

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective October 1, 2017, Paul Gordon was no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	34.98%	11.55%	12.51%	N/A
B	11/03/97	34.00%	10.71%	11.68%	N/A
C	11/03/97	33.98%	10.71%	11.67%	N/A
I	1/02/97	35.31%	11.82%	12.79%	N/A
R1	4/01/05	34.01%	10.71%	11.67%	N/A
R2	10/31/03	34.63%	11.26%	12.23%	N/A
R3	4/01/05	34.98%	11.54%	12.52%	N/A
R4	4/01/05	35.47%	11.84%	12.80%	N/A
R6	6/01/12	35.45%	11.95%	N/A	15.51%
Comparative benchmark(s)
Russell 2000® Growth Index (f)		30.72%	14.20%	11.57%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		27.22%	10.23%	11.85%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		30.00%	10.44%	11.68%	N/A
C With CDSC (1% for 12 months) (v)		32.98%	10.71%	11.67%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 2000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

7

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2018 through August 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/18	Ending Account Value 8/31/18	Expenses Paid During Period (p) 3/01/18-8/31/18
A	Actual	1.30%	$1,000.00	$1,193.98	$7.19
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
B	Actual	2.06%	$1,000.00	$1,189.55	$11.37
	Hypothetical (h)	2.06%	$1,000.00	$1,014.82	$10.46
C	Actual	2.06%	$1,000.00	$1,189.13	$11.37
	Hypothetical (h)	2.06%	$1,000.00	$1,014.82	$10.46
I	Actual	1.06%	$1,000.00	$1,195.07	$5.86
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
R1	Actual	2.06%	$1,000.00	$1,189.65	$11.37
	Hypothetical (h)	2.06%	$1,000.00	$1,014.82	$10.46
R2	Actual	1.56%	$1,000.00	$1,191.93	$8.62
	Hypothetical (h)	1.56%	$1,000.00	$1,017.34	$7.93
R3	Actual	1.31%	$1,000.00	$1,193.83	$7.24
	Hypothetical (h)	1.31%	$1,000.00	$1,018.60	$6.67
R4	Actual	1.06%	$1,000.00	$1,195.43	$5.87
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
R6	Actual	0.95%	$1,000.00	$1,195.81	$5.26
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.3%
Issuer	Shares/Par	Value ($)
Aerospace - 3.7%
CACI International, Inc., “A” (a)	90,853	$17,716,335
Curtiss-Wright Corp.	117,290	15,710,995
FLIR Systems, Inc.	288,412	18,094,969

		$51,522,299
Automotive - 4.3%
Hella KGaA Hueck & Co.	160,664	$9,697,518
KAR Auction Services, Inc.	297,124	18,626,704
Stoneridge, Inc. (a)	529,521	15,848,563
WABCO Holdings, Inc. (a)	128,390	15,802,241

		$59,975,026
Biotechnology - 5.7%
Aimmune Therapeutics, Inc. (a)	200,324	$5,591,043
Alder Biopharmaceuticals, Inc. (a)	451,539	8,172,856
Amicus Therapeutics, Inc. (a)	560,444	7,554,785
Bio-Techne Corp.	68,121	13,090,813
Exact Sciences Corp. (a)	95,710	7,167,722
Immunomedics, Inc. (a)	336,306	8,999,549
Loxo Oncology, Inc. (a)	30,728	5,192,417
Morphosys AG, ADR (a)	235,495	6,963,587
Neurocrine Biosciences, Inc. (a)	58,099	7,143,272
Spark Therapeutics, Inc. (a)	76,522	4,714,520
Tricida, Inc. (a)	123,357	3,803,096

		$78,393,660
Brokerage & Asset Managers - 1.9%
Hamilton Lane, Inc., “A”	152,364	$7,432,316
TMX Group Ltd.	130,268	8,734,444
WisdomTree Investments, Inc.	1,154,054	9,486,324

		$25,653,084
Business Services - 4.1%
CoStar Group, Inc. (a)	12,324	$5,449,180
EVO Payments, Inc., “A” (a)	542,345	12,755,954
Global Payments, Inc.	71,822	8,947,585
WNS (Holdings) Ltd., ADR (a)	310,088	16,071,861
Zendesk, Inc. (a)	195,120	13,441,817

		$56,666,397

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 1.0%
Ingevity Corp. (a)	131,182	$13,250,694

Computer Software - 6.5%
8x8, Inc. (a)	481,714	$10,934,908
Cadence Design Systems, Inc. (a)	172,346	8,107,156
Everbridge, Inc. (a)	192,640	11,598,854
Okta, Inc. (a)	98,480	6,089,018
Paylocity Holding Corp. (a)	145,545	11,562,095
RingCentral, Inc. (a)	103,654	9,655,370
Talend S.A., ADR (a)	181,985	11,201,177
Tenable Holdings, Inc. (a)	168,918	5,601,321
Twilio, Inc., “A” (a)	102,541	8,270,957
Ultimate Software Group, Inc. (a)	23,338	7,227,078

		$90,247,934
Computer Software - Systems - 8.6%
Box, Inc. (a)	493,547	$12,121,514
Endava PLC, ADR (a)	276,794	7,257,539
Five9, Inc. (a)	236,631	11,370,120
ForeScout Tech, Inc. (a)	291,119	10,500,662
New Relic, Inc. (a)	51,430	5,284,947
NICE Systems Ltd., ADR (a)	124,842	14,430,487
Pluralsight, Inc., “A” (a)	206,285	7,048,759
Proofpoint, Inc. (a)	68,637	8,143,780
Q2 Holdings, Inc. (a)	171,321	10,673,298
Rapid7, Inc. (a)	363,082	13,851,578
RealPage, Inc (a)	117,182	7,312,157
SS&C Technologies Holdings, Inc.	187,804	11,144,289

		$119,139,130
Construction - 4.2%
Foundation Building Materials, Inc. (a)	733,287	$10,126,693
GMS, Inc. (a)	409,676	10,180,449
Lennox International, Inc.	68,202	15,196,088
Siteone Landscape Supply, Inc. (a)	57,507	5,196,908
Summit Materials, Inc., “A” (a)	809,327	17,214,385

		$57,914,523
Consumer Services - 2.7%
Bright Horizons Family Solutions, Inc. (a)	196,405	$23,456,649
Planet Fitness, Inc. (a)	270,921	13,917,212

		$37,373,861

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Containers - 1.6%
Berry Global Group, Inc. (a)	450,798	$21,516,588

Electrical Equipment - 2.0%
CTS Corp.	348,559	$12,879,255
Littlefuse, Inc.	69,120	15,452,467

		$28,331,722
Electronics - 5.3%
Brooks Automation, Inc.	346,204	$13,643,900
Inphi Corp. (a)	321,577	11,920,859
IPG Photonics Corp. (a)	60,528	10,621,453
MACOM Technology Solutions Holdings, Inc. (a)	188,411	4,342,874
Monolithic Power Systems, Inc.	99,693	14,940,990
nLight, Inc. (a)	185,322	5,709,771
Silicon Laboratories, Inc. (a)	127,628	12,507,544

		$73,687,391
Entertainment - 0.8%
Live Nation, Inc. (a)	226,246	$11,239,901

Forest & Paper Products - 0.6%
Trex Co., Inc. (a)	102,050	$8,643,635

Internet - 2.8%
LogMeIn, Inc.	250,382	$21,520,333
MINDBODY, Inc., “A” (a)	450,067	16,697,486

		$38,217,819
Machinery & Tools - 2.9%
Gardner Denver Holdings, Inc. (a)	420,001	$11,743,228
Gates Industrial Corp. PLC (a)	619,196	11,287,943
Lincoln Electric Holdings, Inc.	81,744	7,697,015
Ritchie Bros. Auctioneers, Inc.	254,251	9,689,506

		$40,417,692
Medical & Health Technology & Services - 6.2%
Charles River Laboratories International, Inc. (a)	152,738	$18,864,670
ICON PLC (a)	146,637	21,851,846
Medidata Solutions, Inc. (a)	216,561	18,403,354
Syneos Health, Inc. (a)	305,434	15,225,885
Teladoc Health, Inc. (a)	140,229	10,874,759

		$85,220,514

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 11.0%
DexCom, Inc. (a)	38,732	$5,592,126
Inspire Medical Systems, Inc. (a)	76,561	4,210,089
iRhythm Technologies, Inc. (a)	73,694	6,860,174
Masimo Corp. (a)	135,136	15,931,183
Merit Medical Systems, Inc. (a)	234,068	13,774,902
Mesa Laboratories, Inc.	32,692	6,562,919
Nevro Corp. (a)	110,126	7,424,695
NuVasive, Inc. (a)	117,291	8,232,655
OptiNose, Inc. (a)	472,695	7,028,975
PerkinElmer, Inc.	191,964	17,743,233
Quidel Corp. (a)	199,946	15,371,849
Senseonics Holdings, Inc. (a)	992,426	4,049,098
Steris PLC	160,400	18,352,968
Tactile Systems Technology, Inc. (a)	100,449	6,797,384
West Pharmaceutical Services, Inc.	114,067	13,351,542

		$151,283,792
Network & Telecom - 1.5%
Interxion Holding N.V. (a)	204,677	$13,494,355
Switch, Inc. (l)	629,329	7,275,043

		$20,769,398
Oil Services - 1.2%
Liberty Oilfield Services, Inc. (l)	440,880	$8,658,883
Patterson-UTI Energy, Inc.	424,677	7,274,717

		$15,933,600
Other Banks & Diversified Financials - 2.6%
Bank OZK	270,346	$10,938,199
Legacytextas Financial Group, Inc.	266,505	12,331,187
Wintrust Financial Corp.	147,753	13,083,528

		$36,352,914
Pharmaceuticals - 2.0%
Aquestive Therapeutics, Inc. (a)	186,818	$3,364,592
Aratana Therapeutics, Inc. (a)	840,532	4,454,820
Collegium Pharmaceutical, Inc. (a)	403,618	6,901,868
Forty Seven, Inc. (a)	199,182	2,951,877
PetIQ, Inc. (a)(l)	262,859	10,293,558

		$27,966,715
Pollution Control - 1.4%
Clean Harbors, Inc. (a)	101,576	$6,967,098
Evoqua Water Technologies LLC (a)	673,192	13,046,461

		$20,013,559

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Railroad & Shipping - 0.3%
StealthGas, Inc. (a)	999,885	$3,559,591

Real Estate - 2.3%
Big Yellow Group PLC, REIT	564,536	$6,894,430
Life Storage, Inc., REIT	66,862	6,525,731
STAG Industrial, Inc., REIT	612,606	17,685,936

		$31,106,097
Restaurants - 1.8%
Dave & Buster’s, Inc. (a)	59,919	$3,485,488
Performance Food Group Co. (a)	627,139	20,758,301

		$24,243,789
Special Products & Services - 0.9%
Boyd Group Income Fund, IEU	122,962	$12,258,510

Specialty Chemicals - 4.9%
Axalta Coating Systems Ltd. (a)	510,710	$15,576,655
Ferro Corp. (a)	804,629	17,661,606
Ferroglobe PLC	821,839	6,804,827
RPM International, Inc.	167,890	11,332,575
Univar, Inc. (a)	599,819	16,686,965

		$68,062,628
Specialty Stores - 1.5%
Floor & Decor Holdings, Inc. (a)	274,047	$10,073,968
Hudson Ltd., “A” (a)	497,039	10,239,003

		$20,312,971
Total Common Stocks (Identified Cost, $978,539,126)		$1,329,275,434

Investment Companies (h) - 3.7%
Money Market Funds - 3.7%
MFS Institutional Money Market Portfolio, 2.03% (v) (Identified Cost, $51,677,575)	51,685,542	$51,685,542

Collateral for Securities Loaned - 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.93% (j) (Identified Cost, $3,628,501)	3,628,501	$3,628,501

Other Assets, Less Liabilities - (0.3)%		(4,439,923)
Net Assets - 100.0%		$1,380,149,554

15

Portfolio of Investments – continued

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $51,685,542 and $1,332,903,935, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $4,002,986 of securities on loan (identified cost, $982,167,627)	$1,332,903,935
Investments in affiliated issuers, at value (identified cost, $51,677,575)	51,685,542
Cash	153,400
Receivables for
Investments sold	3,414,600
Fund shares sold	1,973,231
Interest and dividends	346,803
Other assets	1,171
Total assets	$1,390,478,682
Liabilities
Payables for
Investments purchased	$4,606,199
Fund shares reacquired	1,453,716
Collateral for securities loaned, at value (c)	3,628,501
Payable to affiliates
Investment adviser	66,227
Shareholder servicing costs	428,573
Distribution and service fees	11,702
Payable for independent Trustees’ compensation	1,743
Accrued expenses and other liabilities	132,467
Total liabilities	$10,329,128
Net assets	$1,380,149,554
Net assets consist of
Paid-in capital	$851,671,962
Unrealized appreciation (depreciation)	350,744,172
Accumulated net realized gain (loss)	177,735,080
Accumulated net investment loss	(1,660)
Net assets	$1,380,149,554
Shares of beneficial interest outstanding	40,205,494

(c)	Non-cash collateral is not included.

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$525,698,389	15,787,022	$33.30
Class B	23,423,546	872,139	26.86
Class C	69,497,946	2,582,404	26.91
Class I	180,591,158	4,904,088	36.82
Class R1	5,342,323	200,408	26.66
Class R2	36,271,503	1,158,630	31.31
Class R3	50,894,958	1,530,350	33.26
Class R4	10,611,506	302,785	35.05
Class R6	477,818,225	12,867,668	37.13

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $35.33 [100 / 94.25 x $33.30]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$4,931,302
Income on securities loaned	673,150
Dividends from affiliated issuers	601,359
Other	107,501
Foreign taxes withheld	(90,236)
Total investment income	$6,223,076
Expenses
Management fee	$10,656,130
Distribution and service fees	2,385,012
Shareholder servicing costs	1,201,049
Program manager fees	3,418
Administrative services fee	190,574
Independent Trustees’ compensation	23,741
Custodian fee	73,383
Shareholder communications	101,086
Audit and tax fees	59,460
Legal fees	9,963
Miscellaneous	217,086
Total expenses	$14,920,902
Reduction of expenses by investment adviser and distributor	(138,467)
Net expenses	$14,782,435
Net investment income (loss)	$(8,559,359)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$249,310,731
Affiliated issuers	(3,427)
Foreign currency	(15,501)
Net realized gain (loss)	$249,291,803
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$126,087,527
Affiliated issuers	5,624
Translation of assets and liabilities in foreign currencies	1,207
Net unrealized gain (loss)	$126,094,358
Net realized and unrealized gain (loss)	$375,386,161
Change in net assets from operations	$366,826,802

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/18	8/31/17
Change in net assets
From operations
Net investment income (loss)	$(8,559,359)	$(7,026,746)
Net realized gain (loss)	249,291,803	100,786,912
Net unrealized gain (loss)	126,094,358	71,433,498
Change in net assets from operations	$366,826,802	$165,193,664
Distributions declared to shareholders
From net realized gain	$(110,787,326)	$(25,588,520)
Change in net assets from fund share transactions	$(26,394,220)	$(118,490,984)
Total change in net assets	$229,645,256	$21,114,160
Net assets
At beginning of period	1,150,504,298	1,129,390,138
At end of period (including accumulated net investment loss of $1,660 and $2,074, respectively)	$1,380,149,554	$1,150,504,298

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$27.27	$24.11		$23.69	$25.49	$25.86
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.23)	$(0.18	)(c)	$(0.11)	$(0.20)	$(0.22)
Net realized and unrealized gain (loss)	9.07	3.92		0.53	0.22	2.30
Total from investment operations	$8.84	$3.74		$0.42	$0.02	$2.08
Less distributions declared to shareholders
From net realized gain	$(2.81)	$(0.58)		$—	$(1.82)	$(2.45)
Net asset value, end of period (x)	$33.30	$27.27		$24.11	$23.69	$25.49
Total return (%) (r)(s)(t)(x)	34.98	15.83	(c)	1.77	0.47	8.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.35	(c)	1.36	1.36	1.33
Expenses after expense reductions (f)	1.31	1.33	(c)	1.34	1.31	1.27
Net investment income (loss)	(0.80)	(0.70	)(c)	(0.50)	(0.81)	(0.83)
Portfolio turnover	67	53		49	56	98
Net assets at end of period (000 omitted)	$525,698	$394,878		$400,997	$457,437	$620,802

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$22.65	$20.27		$20.07	$22.04	$22.83
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.37)	$(0.30	)(c)	$(0.24)	$(0.32)	$(0.36)
Net realized and unrealized gain (loss)	7.39	3.26		0.44	0.17	2.02
Total from investment operations	$7.02	$2.96		$0.20	$(0.15)	$1.66
Less distributions declared to shareholders
From net realized gain	$(2.81)	$(0.58)		$—	$(1.82)	$(2.45)
Net asset value, end of period (x)	$26.86	$22.65		$20.27	$20.07	$22.04
Total return (%) (r)(s)(t)(x)	34.00	14.97	(c)	1.00	(0.27)	7.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.10	(c)	2.11	2.11	2.08
Expenses after expense reductions (f)	2.06	2.08	(c)	2.09	2.06	2.02
Net investment income (loss)	(1.55)	(1.45	)(c)	(1.26)	(1.57)	(1.58)
Portfolio turnover	67	53		49	56	98
Net assets at end of period (000 omitted)	$23,424	$20,143		$22,906	$27,455	$34,971

Class C	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$22.70	$20.31		$20.11	$22.08	$22.86
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.37)	$(0.31	)(c)	$(0.24)	$(0.32)	$(0.36)
Net realized and unrealized gain (loss)	7.39	3.28		0.44	0.17	2.03
Total from investment operations	$7.02	$2.97		$0.20	$(0.15)	$1.67
Less distributions declared to shareholders
From net realized gain	$(2.81)	$(0.58)		$—	$(1.82)	$(2.45)
Net asset value, end of period (x)	$26.91	$22.70		$20.31	$20.11	$22.08
Total return (%) (r)(s)(t)(x)	33.92	14.99	(c)	0.99	(0.28)	7.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.10	(c)	2.11	2.11	2.08
Expenses after expense reductions (f)	2.07	2.09	(c)	2.09	2.06	2.02
Net investment income (loss)	(1.55)	(1.45	)(c)	(1.27)	(1.57)	(1.59)
Portfolio turnover	67	53		49	56	98
Net assets at end of period (000 omitted)	$69,498	$76,724		$85,370	$105,686	$141,293

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$29.81	$26.24		$25.72	$27.44	$27.61
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.12	)(c)	$(0.07)	$(0.14)	$(0.17)
Net realized and unrealized gain (loss)	10.00	4.27		0.59	0.24	2.45
Total from investment operations	$9.82	$4.15		$0.52	$0.10	$2.28
Less distributions declared to shareholders
From net realized gain	$(2.81)	$(0.58)		$—	$(1.82)	$(2.45)
Net asset value, end of period (x)	$36.82	$29.81		$26.24	$25.72	$27.44
Total return (%) (r)(s)(t)(x)	35.31	16.12	(c)	2.02	0.74	8.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.10	(c)	1.12	1.11	1.08
Expenses after expense reductions (f)	1.07	1.09	(c)	1.09	1.06	1.02
Net investment income (loss)	(0.55)	(0.45	)(c)	(0.30)	(0.55)	(0.59)
Portfolio turnover	67	53		49	56	98
Net assets at end of period (000 omitted)	$180,591	$106,459		$101,635	$166,513	$483,893

Class R1	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$22.50	$20.15		$19.94	$21.91	$22.71
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.37)	$(0.30	)(c)	$(0.23)	$(0.32)	$(0.36)
Net realized and unrealized gain (loss)	7.34	3.23		0.44	0.17	2.01
Total from investment operations	$6.97	$2.93		$0.21	$(0.15)	$1.65
Less distributions declared to shareholders
From net realized gain	$(2.81)	$(0.58)		$—	$(1.82)	$(2.45)
Net asset value, end of period (x)	$26.66	$22.50		$20.15	$19.94	$21.91
Total return (%) (r)(s)(t)(x)	34.01	14.91	(c)	1.05	(0.28)	7.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.10	(c)	2.11	2.11	2.08
Expenses after expense reductions (f)	2.07	2.09	(c)	2.09	2.06	2.02
Net investment income (loss)	(1.55)	(1.45	)(c)	(1.26)	(1.57)	(1.59)
Portfolio turnover	67	53		49	56	98
Net assets at end of period (000 omitted)	$5,342	$4,377		$5,647	$6,573	$8,490

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$25.85	$22.95		$22.60	$24.46	$24.97
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.29)	$(0.23	)(c)	$(0.17)	$(0.25)	$(0.27)
Net realized and unrealized gain (loss)	8.56	3.71		0.52	0.21	2.21
Total from investment operations	$8.27	$3.48		$0.35	$(0.04)	$1.94
Less distributions declared to shareholders
From net realized gain	$(2.81)	$(0.58)		$—	$(1.82)	$(2.45)
Net asset value, end of period (x)	$31.31	$25.85		$22.95	$22.60	$24.46
Total return (%) (r)(s)(t)(x)	34.68	15.50	(c)	1.55	0.23	7.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.60	(c)	1.62	1.61	1.58
Expenses after expense reductions (f)	1.57	1.59	(c)	1.59	1.56	1.52
Net investment income (loss)	(1.05)	(0.95	)(c)	(0.82)	(1.07)	(1.09)
Portfolio turnover	67	53		49	56	98
Net assets at end of period (000 omitted)	$36,272	$29,130		$35,890	$57,077	$66,923

Class R3	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$27.24	$24.09		$23.67	$25.47	$25.84
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.24)	$(0.17	)(c)	$(0.12)	$(0.20)	$(0.22)
Net realized and unrealized gain (loss)	9.07	3.90		0.54	0.22	2.30
Total from investment operations	$8.83	$3.73		$0.42	$0.02	$2.08
Less distributions declared to shareholders
From net realized gain	$(2.81)	$(0.58)		$—	$(1.82)	$(2.45)
Net asset value, end of period (x)	$33.26	$27.24		$24.09	$23.67	$25.47
Total return (%) (r)(s)(t)(x)	34.98	15.81	(c)	1.77	0.47	8.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.35	(c)	1.37	1.36	1.33
Expenses after expense reductions (f)	1.32	1.34	(c)	1.34	1.31	1.27
Net investment income (loss)	(0.80)	(0.70	)(c)	(0.55)	(0.82)	(0.84)
Portfolio turnover	67	53		49	56	98
Net assets at end of period (000 omitted)	$50,895	$42,346		$57,593	$89,659	$150,359

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$28.48	$25.09		$24.60	$26.33	$26.57
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.15)	$(0.12	)(c)	$(0.07)	$(0.14)	$(0.16)
Net realized and unrealized gain (loss)	9.53	4.09		0.56	0.23	2.37
Total from investment operations	$9.38	$3.97		$0.49	$0.09	$2.21
Less distributions declared to shareholders
From net realized gain	$(2.81)	$(0.58)		$—	$(1.82)	$(2.45)
Net asset value, end of period (x)	$35.05	$28.48		$25.09	$24.60	$26.33
Total return (%) (r)(s)(t)(x)	35.42	16.14	(c)	1.99	0.73	8.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.10	(c)	1.12	1.11	1.08
Expenses after expense reductions (f)	1.07	1.09	(c)	1.09	1.06	1.02
Net investment income (loss)	(0.51)	(0.45	)(c)	(0.32)	(0.57)	(0.59)
Portfolio turnover	67	53		49	56	98
Net assets at end of period (000 omitted)	$10,612	$83,186		$91,974	$142,857	$229,964

Class R6	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$30.01	$26.38		$25.83	$27.52	$27.64
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.14)	$(0.09	)(c)	$(0.03)	$(0.12)	$(0.13)
Net realized and unrealized gain (loss)	10.07	4.30		0.58	0.25	2.46
Total from investment operations	$9.93	$4.21		$0.55	$0.13	$2.33
Less distributions declared to shareholders
From net realized gain	$(2.81)	$(0.58)		$—	$(1.82)	$(2.45)
Net asset value, end of period (x)	$37.13	$30.01		$26.38	$25.83	$27.52
Total return (%) (r)(s)(t)(x)	35.45	16.26	(c)	2.13	0.85	8.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.98	(c)	0.99	0.98	0.97
Expenses after expense reductions (f)	0.96	0.97	(c)	0.97	0.93	0.91
Net investment income (loss)	(0.44)	(0.34	)(c)	(0.11)	(0.44)	(0.48)
Portfolio turnover	67	53		49	56	98
Net assets at end of period (000 omitted)	$477,818	$385,440		$320,645	$313,080	$319,139

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

27

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

28

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,329,275,434	$—	$—	$1,329,275,434
Mutual Funds	55,314,043	—	—	55,314,043
Total	$1,384,589,477	$—	$—	$1,384,589,477

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the

29

Notes to Financial Statements – continued

shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $4,002,986. The fair value of the fund’s investment securities on loan and a related liability of $3,628,501 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $384,291. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance

30

Notes to Financial Statements – continued

with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/18	Year ended 8/31/17
Ordinary income (including any short-term capital gains)	$33,500,079	$—
Long-term capital gains	77,287,247	25,588,520
Total distributions	$110,787,326	$25,588,520

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/18
Cost of investments	$1,035,364,517
Gross appreciation	385,463,149
Gross depreciation	(36,238,189)
Net unrealized appreciation (depreciation)	$349,224,960
Undistributed ordinary income	67,686,679
Undistributed long-term capital gain	111,567,716
Other temporary differences	(1,763)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase.

31

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain
	Year ended 8/31/18	Year ended 8/31/17
Class A	$37,646,733	$9,172,597
Class B	2,381,568	584,795
Class C	9,115,914	2,281,782
Class I	10,159,237	2,526,174
Class R1	533,248	140,626
Class R2	3,004,285	824,816
Class R3	4,128,606	1,269,935
Class R4	7,995,727	1,800,361
Class R6	34,950,101	6,811,530
Class 529A	634,438	128,020
Class 529B	39,739	8,528
Class 529C	197,730	39,356
Total	$110,787,326	$25,588,520

Effective March 15, 2018, all Class 529A, Class 529B, and Class 529C shares were redeemed, and these share classes were terminated effective April 27, 2018.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion and up to $5 billion	0.75%
In excess of $5 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2018, this management fee reduction amounted to $109,794, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.87% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $152,237 and $2,037 for the year ended August 31, 2018, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

32

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,082,963
Class B	0.75%	0.25%	1.00%	1.00%	212,836
Class C	0.75%	0.25%	1.00%	1.00%	752,141
Class R1	0.75%	0.25%	1.00%	1.00%	47,554
Class R2	0.25%	0.25%	0.50%	0.50%	158,054
Class R3	—	0.25%	0.25%	0.25%	111,857
Class 529A	—	0.25%	0.25%	0.23%	8,690
Class 529B	0.75%	0.25%	1.00%	0.99%	1,851
Class 529C	0.75%	0.25%	1.00%	1.00%	9,066
Total Distribution and Service Fees					$2,385,012

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2018, this rebate amounted to $25,309, $857, $287, $3, $189, $1, $845, $16, and $31 for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. Effective March 15, 2018, all Class 529A, Class 529B, and Class 529C shares were redeemed, and these share classes were terminated effective April 27, 2018.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2018, were as follows:

Amount
Class A	$2,570
Class B	14,276
Class C	3,061
Class 529B	—
Class 529C	24

33

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. For the period from September 1, 2017 through December 10, 2017, the fund had entered into an agreement with MFD pursuant to which MFD received an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD had agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement terminated on December 10, 2017. For the period from September 1, 2017 through December 10, 2017, this waiver amounted to $1,135 and is included in the reduction of total expenses in the Statement of Operations. Effective December 11, 2017, the fund entered into an agreement with MFD pursuant to which MFD received an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. Effective March 15, 2018, all Class 529A, Class 529B, and Class 529C shares were redeemed, and these share classes were terminated effective April 27, 2018. The program manager fee incurred for the period from September 1, 2017 through March 15, 2018 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, included recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the period from September 1, 2017 through March 15, 2018, were as follows:

	Fee	Waiver
Class 529A	$2,597	$859
Class 529B	139	47
Class 529C	682	229
Total Program Manager Fees and Waivers	$3,418	$1,135

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2018, the fee was $217,090, which equated to 0.0180% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $983,959.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

34

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $693 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $1,660 at August 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2018, the fee paid by the fund under this agreement was $1,941 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 20, 2017, MFS purchased 206 shares of Class I for an aggregate amount of $6,234. On March 15, 2018, MFS redeemed 5 shares of Class 529A and 3 shares of Class 529C for an aggregate amount of $225.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2018, the fund engaged in sale transactions pursuant to this policy, which amounted to $4,398,643. The sales transactions resulted in net realized gains (losses) of $1,421,339.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This

35

Notes to Financial Statements – continued

agreement may be rescinded at any time. For the period on or about January 3, 2018 to August 31, 2018, this reimbursement amounted to $107,309, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $779,838,974 and $952,002,274, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,389,604	$100,467,972	2,341,848	$59,001,136
Class B	90,601	2,186,645	102,320	2,162,726
Class C	357,900	8,620,852	356,395	7,440,681
Class I	2,247,120	73,044,188	3,690,354	100,156,404
Class R1	38,681	921,436	34,848	720,340
Class R2	290,264	8,099,954	206,742	4,917,124
Class R3	348,471	10,380,772	479,936	12,115,693
Class R4	261,111	7,820,768	812,147	21,286,173
Class R6	2,345,137	76,446,348	2,895,945	83,215,903
Class 529A	22,321	605,974	35,478	853,424
Class 529B	1,000	21,980	1,504	30,113
Class 529C	2,215	49,439	8,513	172,895
	9,394,425	$288,666,328	10,966,030	$292,072,612

Shares issued to shareholders in reinvestment of distributions
Class A	1,371,460	$36,549,397	349,553	$8,459,180
Class B	104,219	2,252,175	26,112	527,716
Class C	375,674	8,137,106	93,965	1,902,799
Class I	300,810	8,849,833	77,460	2,044,932
Class R1	24,860	533,248	7,003	140,626
Class R2	106,349	2,669,351	32,149	738,792
Class R3	155,094	4,128,606	52,542	1,269,935
Class R4	285,766	7,995,727	71,379	1,800,181
Class R6	1,114,183	33,035,531	240,953	6,399,723
Class 529A	24,629	634,438	5,455	128,020
Class 529B	1,907	39,739	436	8,528
Class 529C	9,493	197,730	2,011	39,356
	3,874,444	$105,022,881	959,018	$23,459,788

36

Notes to Financial Statements – continued

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(3,454,451)	$(99,851,899)	(4,841,795)	$(120,972,086)
Class B	(211,885)	(5,017,707)	(369,005)	(7,673,676)
Class C	(1,531,753)	(36,294,111)	(1,272,779)	(26,705,841)
Class I	(1,214,737)	(39,308,831)	(4,069,947)	(114,653,455)
Class R1	(57,620)	(1,354,392)	(127,668)	(2,645,579)
Class R2	(364,708)	(10,084,972)	(676,252)	(16,145,795)
Class R3	(527,813)	(15,387,872)	(1,368,848)	(34,380,875)
Class R4	(3,165,421)	(91,120,045)	(1,627,560)	(42,350,702)
Class R6	(3,435,661)	(111,773,314)	(2,446,162)	(67,477,778)
Class 529A	(270,125)	(7,574,319)	(34,529)	(833,352)
Class 529B	(17,737)	(403,021)	(2,691)	(53,331)
Class 529C	(84,478)	(1,912,946)	(6,491)	(130,914)
	(14,336,389)	$(420,083,429)	(16,843,727)	$(434,023,384)

Net change
Class A	1,306,613	$37,165,470	(2,150,394)	$(53,511,770)
Class B	(17,065)	(578,887)	(240,573)	(4,983,234)
Class C	(798,179)	(19,536,153)	(822,419)	(17,362,361)
Class I	1,333,193	42,585,190	(302,133)	(12,452,119)
Class R1	5,921	100,292	(85,817)	(1,784,613)
Class R2	31,905	684,333	(437,361)	(10,489,879)
Class R3	(24,248)	(878,494)	(836,370)	(20,995,247)
Class R4	(2,618,544)	(75,303,550)	(744,034)	(19,264,348)
Class R6	23,659	(2,291,435)	690,736	22,137,848
Class 529A	(223,175)	(6,333,907)	6,404	148,092
Class 529B	(14,830)	(341,302)	(751)	(14,690)
Class 529C	(72,770)	(1,665,777)	4,033	81,337
	(1,067,520)	$(26,394,220)	(4,918,679)	$(118,490,984)

Effective March 15, 2018, all Class 529A, Class 529B, and Class 529C shares were redeemed, and these share classes were terminated effective April 27, 2018.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 8%, 6%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund,

37

Notes to Financial Statements – continued

the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended August 31, 2018, the fund’s commitment fee and interest expense were $6,545 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		23,454,525	474,400,989	(446,169,972)	51,685,542

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(3,427)	$5,624	$—	$601,359	$51,685,542

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS New Discovery Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the “Fund”) (one of the funds constituting the MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust I) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by

39

Report of Independent Registered Public Accounting Firm – continued

management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 16, 2018

40

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of

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Trustees and Officers – continued

the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Michael Grossman

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

47

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2017, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2017, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by

48

Board Review of Investment Advisory Agreement – continued

Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

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Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

51

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $106,485,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 7.54% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

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1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

August 31, 2018

MFS® Research International Fund

RIF-ANN

MFS® Research International Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

The strengthening U.S. dollar, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the United States outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes, and we built our active investment platform with that in mind. Our long-term perspective influences nearly every aspect of our business, but most importantly, it aligns our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	2.8%
Roche Holding AG	2.5%
Schneider Electric S.A.	1.9%
Linde AG	1.9%
UBS AG	1.8%
Bayer AG	1.8%
Novo Nordisk A.S., “B”	1.7%
British American Tobacco PLC	1.7%
AIA Group Ltd.	1.6%
Akzo Nobel N.V.	1.6%

Global equity sectors
Capital Goods	23.6%
Financial Services	22.5%
Technology	10.7%
Health Care	10.1%
Consumer Staples	9.6%
Energy	9.0%
Consumer Cyclicals	8.7%
Telecommunications/Cable Television	3.9%

Issuer country weightings (x)
Japan	17.9%
United Kingdom	12.4%
Switzerland	12.4%
Germany	9.6%
France	8.4%
United States	7.1%
Australia	3.4%
Hong Kong	3.3%
Netherlands	2.7%
Other Countries	22.8%

Currency exposure weightings (y)
Euro	29.7%
Japanese Yen	17.9%
British Pound Sterling	12.8%
Swiss Franc	12.4%
United States Dollar	8.7%
Hong Kong Dollar	3.8%
Australian Dollar	3.4%
Danish Krone	2.2%
Canadian Dollar	2.1%
Other Currencies	7.0%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

2

Portfolio Composition – continued

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2018, Class A shares of the MFS Research International Fund (“fund”) provided a total return of 6.79%, at net asset value. This compares with a return of 4.39% for the fund’s benchmark, the MSCI EAFE Index (net div).

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth, helped in part by the 2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down more in line with long-term average valuations from elevated levels early in the period. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained relatively tight but widened modestly, late in the period, as market volatility increased. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Contributors to Performance

Stock selection in both the capital goods and financial services sectors contributed to performance relative to the MSCI EAFE Index. Within the capital goods sector, overweight positions in global engineering company GKN (h) (United Kingdom), specialty chemical products maker Croda International (United Kingdom), air conditioning system manufacturer Daikin Industries (Japan) and industrial gas supplier Linde (Germany) boosted relative returns. The share price of GKN appreciated after investment company Melrose Industries, which specializes in the acquisition and performance improvement of underperforming businesses, made a hostile offer to buy GKN. Within the financial services sector, holdings of debit and credit transaction

4

Management Review – continued

processing company Mastercard (b) and real estate development companies LEG Immobilien (b) (Germany) and Grand City Properties (b) (Germany) supported relative results. The share price of Mastercard advanced on the back of better-than-expected results owing to solid gross dollar volume (GDV) growth and better transaction counts.

Stock selection in both the technology and telecommunications/cable television sectors also aided relative returns. Within the technology sector, holdings of software engineering solutions and technology services provider EPAM Systems (b), and an overweight position in tourism and travel IT solutions provider Amadeus IT Group (Spain), boosted relative performance. The share price of EPAM Systems appreciated after the company delivered solid results driven by better-than-expected revenue, particularly within the company’s digital business solutions and banking and financial services divisions, a lower tax rate and favorable currency movements. Additionally, management raised its sales outlook for fiscal-year 2018 and announced it would acquire the consulting and design firm Continuum, which had been projected to add to revenue and earnings growth in 2018. Within the telecommunications/cable television sector, there were no individual stocks that were among the fund’s largest relative contributors during the period.

Other areas of relative strength included the fund’s overweight position in medical products and equipment manufacturer Terumo (Japan).

Detractors from Performance

Stock selection in both the health care and consumer staples sectors detracted from relative performance. Within the health care sector, an overweight position in pharmaceutical company Bayer (Germany) held back relative returns. The share price of Bayer fell on the back of costly legal defeats linked to a weed killer made by Monsanto, the US rival that Bayer acquired earlier this year. Additionally, not owning shares of biopharmaceutical company CSL (Australia) also weighed on relative results. Within the consumer staples sector, an overweight position in tobacco company Japan Tobacco (Japan) weighed on relative results. The share price of Japan Tobacco declined after softer fiscal results and a downward revision in earnings guidance for 2018. A decline in cigarette sales volumes in Japan and the need for additional investments over a longer time horizon to prepare for the marketing launch of Plume Tech, the company’s new infused product line, appeared to have weighed on investor sentiment.

Elsewhere, not owning shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and integrated oil company Total (France) hindered relative performance. The share price of Royal Dutch Shell responded positively to both rising oil prices and the company’s report of solid earnings during the period. The firm’s integrated gas division beat market expectations, owing to strong volumes, which more than offset weaker oil production levels. Additionally, overweight positions in financial services firms, Intesa Sanpaolo (Italy), BNP Paribas (France) and Mitsubishi UFJ Financial Group (Japan), machinery and industrial products manufacturer Kubota (Japan) and mechanical engineering firm GEA Group (Germany) further weighed on relative returns.

Respectfully,

Portfolio Manager(s)

Jose Luis Garcia, Victoria Higley, and Thomas Melendez

5

Management Review – continued

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective September 1, 2018, Camille Humphries Lee became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 8/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/97	6.79%	5.04%	3.59%
B	1/02/98	6.01%	4.26%	2.82%
C	1/02/98	5.97%	4.25%	2.82%
I	1/02/97	7.05%	5.31%	3.85%
R1	4/01/05	5.99%	4.25%	2.82%
R2	10/31/03	6.49%	4.78%	3.34%
R3	4/01/05	6.75%	5.04%	3.59%
R4	4/01/05	7.07%	5.30%	3.85%
R6	5/01/06	7.12%	5.41%	3.87%
529A	7/31/02	6.78%	5.02%	3.54%
529B	7/31/02	5.94%	4.21%	2.75%
529C	7/31/02	5.93%	4.21%	2.76%
Comparative benchmark(s)
MSCI EAFE Index (net div) (f)		4.39%	5.73%	3.66%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		0.65%	3.81%	2.98%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.01%	3.92%	2.82%
C With CDSC (1% for 12 months) (v)		4.97%	4.25%	2.82%
529A With Initial Sales Charge (5.75%)		0.64%	3.79%	2.93%
529B With CDSC (Declining over six years from 4% to 0%) (v)		1.94%	3.87%	2.75%
529C With CDSC (1% for 12 months) (v)		4.93%	4.21%	2.76%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2018 through August 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/18	Ending Account Value 8/31/18	Expenses Paid During Period (p) 3/01/18-8/31/18
A	Actual	1.07%	$1,000.00	$993.27	$5.38
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45
B	Actual	1.82%	$1,000.00	$989.82	$9.13
	Hypothetical (h)	1.82%	$1,000.00	$1,016.03	$9.25
C	Actual	1.83%	$1,000.00	$989.55	$9.18
	Hypothetical (h)	1.83%	$1,000.00	$1,015.98	$9.30
I	Actual	0.83%	$1,000.00	$994.99	$4.17
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
R1	Actual	1.83%	$1,000.00	$989.94	$9.18
	Hypothetical (h)	1.83%	$1,000.00	$1,015.98	$9.30
R2	Actual	1.33%	$1,000.00	$992.50	$6.68
	Hypothetical (h)	1.33%	$1,000.00	$1,018.50	$6.77
R3	Actual	1.08%	$1,000.00	$993.20	$5.43
	Hypothetical (h)	1.08%	$1,000.00	$1,019.76	$5.50
R4	Actual	0.83%	$1,000.00	$995.35	$4.17
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
R6	Actual	0.73%	$1,000.00	$995.31	$3.67
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
529A	Actual	1.11%	$1,000.00	$993.67	$5.58
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65
529B	Actual	1.88%	$1,000.00	$989.39	$9.43
	Hypothetical (h)	1.88%	$1,000.00	$1,015.73	$9.55
529C	Actual	1.87%	$1,000.00	$989.75	$9.38
	Hypothetical (h)	1.87%	$1,000.00	$1,015.78	$9.50

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.02% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.1%
Issuer	Shares/Par	Value ($)
Airlines - 1.0%
Aena S.A.	269,012	$47,618,988
Malaysia Airports Holdings Berhad	16,171,700	36,794,110

		$84,413,098
Alcoholic Beverages - 0.4%
AmBev S.A., ADR	7,931,723	$36,882,512

Apparel Manufacturers - 1.5%
LVMH Moet Hennessy Louis Vuitton SE	359,928	$126,108,826

Automotive - 2.1%
Koito Manufacturing Co. Ltd.	1,426,100	$88,176,645
USS Co. Ltd.	4,701,100	88,640,127

		$176,816,772
Broadcasting - 0.9%
WPP PLC	4,467,103	$74,042,749

Brokerage & Asset Managers - 0.9%
TMX Group Ltd.	1,073,297	$71,964,358

Business Services - 2.4%
Cerved Information Solutions S.p.A.	1,950,549	$20,331,614
Cognizant Technology Solutions Corp., “A”	1,462,383	114,694,699
Nomura Research Institute Ltd.	1,277,800	63,596,742

		$198,623,055
Chemicals - 0.0%
Orica Ltd.	214	$2,706

Computer Software - 0.7%
Check Point Software Technologies Ltd. (a)	533,726	$62,013,624

Computer Software - Systems - 2.4%
Amadeus IT Group S.A.	920,960	$85,434,821
EPAM Systems, Inc. (a)	560,812	80,156,859
Hitachi Ltd.	5,781,000	37,747,417

		$203,339,097

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Conglomerates - 0.7%
Melrose Industries PLC	20,265,828	$58,563,936

Construction - 1.9%
Techtronic Industries Co. Ltd.	12,574,500	$76,900,908
Toto Ltd.	2,032,400	85,971,379

		$162,872,287
Consumer Products - 2.5%
L’Oréal	350,073	$83,991,969
Reckitt Benckiser Group PLC	1,471,343	125,114,428

		$209,106,397
Consumer Services - 0.3%
Ctrip.com International Ltd., ADR (a)	708,919	$27,754,179

Containers - 1.1%
Brambles Ltd.	11,923,958	$94,036,307

Electrical Equipment - 2.7%
Legrand S.A.	913,249	$68,797,487
Schneider Electric S.A.	1,955,980	159,473,153

		$228,270,640
Electronics - 3.1%
Mellanox Technologies Ltd. (a)	474,227	$39,455,686
NVIDIA Corp.	159,556	44,784,178
Samsung Electronics Co. Ltd.	617,725	26,886,562
Silicon Motion Technology Corp., ADR	541,980	31,922,622
Taiwan Semiconductor Manufacturing Co. Ltd.	13,845,326	115,396,499

		$258,445,547
Energy - Independent - 1.8%
Cairn Energy PLC (a)	15,199,038	$47,094,462
Caltex Australia Ltd.	2,534,057	55,034,573
Oil Search Ltd.	7,833,412	50,457,703

		$152,586,738
Energy - Integrated - 3.1%
BP PLC	17,303,026	$122,773,134
Eni S.p.A.	4,221,890	78,310,926
Galp Energia SGPS S.A., “B”	2,981,986	60,469,611

		$261,553,671

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 3.9%
Danone S.A.	1,140,657	$89,794,870
Nestle S.A.	2,832,693	237,838,077

		$327,632,947
Food & Drug Stores - 1.5%
Sundrug Co. Ltd.	1,804,500	$64,800,243
Tesco PLC	19,855,887	63,454,445

		$128,254,688
Gaming & Lodging - 0.5%
Paddy Power Betfair PLC	442,479	$40,241,687

Insurance - 5.3%
AIA Group Ltd.	16,060,800	$138,533,672
Aon PLC	691,899	100,712,818
Hiscox Ltd.	3,531,007	77,135,504
Swiss Re Ltd.	537,127	48,301,253
Zurich Insurance Group AG	255,020	77,670,265

		$442,353,512
Internet - 1.5%
Baidu, Inc., ADR (a)	152,206	$34,471,615
NAVER Corp.	86,505	58,439,348
Scout24 AG	606,626	31,376,527

		$124,287,490
Machinery & Tools - 5.7%
Daikin Industries Ltd.	1,014,200	$129,342,219
GEA Group AG	1,900,602	72,206,427
Hoshizaki Corp.	455,600	43,218,648
Kubota Corp.	6,374,400	99,623,307
Ritchie Bros. Auctioneers, Inc.	1,243,494	47,405,231
Schindler Holding AG	358,564	85,530,046

		$477,325,878
Major Banks - 6.1%
Barclays PLC	34,712,929	$79,071,296
BNP Paribas	1,464,568	85,985,859
Erste Group Bank AG	2,251,211	89,550,698
Mitsubishi UFJ Financial Group, Inc.	18,690,400	112,838,811
UBS AG	9,552,680	149,166,688

		$516,613,352
Medical & Health Technology & Services - 0.5%
Sonic Healthcare Ltd.	2,211,432	$41,636,823

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 2.4%
Essilor International S.A.	661,477	$95,438,707
Terumo Corp.	1,874,600	103,422,716

		$198,861,423
Metals & Mining - 1.1%
Rio Tinto Ltd.	1,896,128	$89,946,837

Natural Gas - Distribution - 0.6%
China Resources Gas Group Ltd.	10,352,000	$47,151,967

Natural Gas - Pipeline - 1.2%
APA Group	6,391,574	$45,949,027
Enbridge, Inc.	1,650,974	56,310,232

		$102,259,259
Network & Telecom - 0.7%
LM Ericsson Telephone Co., “B”	6,510,583	$54,917,237

Other Banks & Diversified Financials - 7.3%
Aeon Credit Service Co. Ltd.	4,220,300	$86,411,507
AIB Group PLC	11,408,177	64,144,445
HDFC Bank Ltd.	2,565,871	74,567,220
Intesa Sanpaolo S.p.A.	43,093,424	106,419,016
Julius Baer Group Ltd.	1,859,615	98,846,907
Jyske Bank A.S.	775,728	39,352,898
KBC Groep N.V.	1,257,852	89,355,160
Mastercard, Inc., “A”	275,594	59,407,043

		$618,504,196
Pharmaceuticals - 7.2%
Bayer AG	1,581,250	$147,532,333
Novo Nordisk A.S., “B”	2,983,440	146,217,455
Roche Holding AG	839,492	208,562,985
Santen Pharmaceutical Co. Ltd.	6,684,300	102,992,724

		$605,305,497
Printing & Publishing - 1.1%
RELX N.V.	3,999,195	$88,570,607

Real Estate - 2.9%
Grand City Properties S.A.	4,125,110	$112,523,198
LEG Immobilien AG	1,092,502	133,342,989

		$245,866,187

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Restaurants - 0.8%
Yum China Holdings, Inc.	1,835,520	$70,997,914

Specialty Chemicals - 7.7%
Akzo Nobel N.V.	1,456,410	$136,121,300
Croda International PLC	1,670,694	110,464,549
Linde AG	692,014	157,598,671
Nitto Denko Corp.	748,400	58,115,338
Sika AG	612,044	90,741,009
Symrise AG	979,588	91,487,583

		$644,528,450
Specialty Stores - 1.1%
Dufry AG	345,178	$42,699,863
Just Eat PLC (a)	4,875,941	48,459,965

		$91,159,828
Telecommunications - Wireless - 3.0%
Advanced Info Service PLC	8,262,500	$50,993,737
KDDI Corp.	3,718,100	98,415,373
SoftBank Corp.	1,109,400	102,842,408

		$252,251,518
Telephone Services - 0.9%
Com Hem Holding AB	2,104,885	$35,514,317
Hellenic Telecommunications Organization S.A.	3,270,669	41,722,753

		$77,237,070
Tobacco - 2.7%
British American Tobacco PLC	2,972,393	$143,410,215
Japan Tobacco, Inc.	3,286,200	86,421,352

		$229,831,567
Trucking - 0.6%
Yamato Holdings Co. Ltd.	1,752,600	$52,115,835

Utilities - Electric Power - 2.3%
CLP Holdings Ltd.	5,103,500	$59,983,803
E.ON AG	5,943,062	63,327,393
Iberdrola S.A.	9,975,850	74,363,339

		$197,674,535
Total Common Stocks (Identified Cost, $7,430,156,514)		$8,252,922,803

16

Portfolio of Investments – continued

Investment Companies (h) - 0.9%
Issuer	Shares/Par	Value ($)
Money Market Funds - 0.9%
MFS Institutional Money Market Portfolio, 2.03% (v) (Identified Cost, $78,807,679)	78,815,546	$78,815,546

Other Assets, Less Liabilities - 1.0%		82,839,903
Net Assets - 100.0%		$8,414,578,252

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $78,815,546 and $8,252,922,803, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $7,430,156,514)	$8,252,922,803
Investments in affiliated issuers, at value (identified cost, $78,807,679)	78,815,546
Foreign currency, at value (identified cost, $7,285,148)	7,292,353
Receivables for
Investments sold	34,620,311
Fund shares sold	25,795,076
Interest and dividends	37,242,322
Other assets	6,752
Total assets	$8,436,695,163
Liabilities
Payables for
Investments purchased	$15,655,283
Fund shares reacquired	3,656,578
Payable to affiliates
Investment adviser	321,778
Shareholder servicing costs	643,593
Distribution and service fees	14,947
Program manager fee	46
Payable for independent Trustees’ compensation	922
Deferred country tax expense payable	1,194,718
Accrued expenses and other liabilities	629,046
Total liabilities	$22,116,911
Net assets	$8,414,578,252
Net assets consist of
Paid-in capital	$7,467,259,448
Unrealized appreciation (depreciation) (net of $1,194,718 deferred country tax)	821,705,426
Accumulated net realized gain (loss)	(14,794,128)
Undistributed net investment income	140,407,506
Net assets	$8,414,578,252
Shares of beneficial interest outstanding	439,144,154

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$686,128,222	35,746,508	$19.19
Class B	4,922,333	266,411	18.48
Class C	27,800,424	1,545,063	17.99
Class I	658,192,949	33,126,518	19.87
Class R1	2,152,572	121,467	17.72
Class R2	121,196,701	6,540,243	18.53
Class R3	82,288,755	4,332,298	18.99
Class R4	58,577,808	3,043,742	19.25
Class R6	6,756,773,135	353,526,025	19.11
Class 529A	12,615,355	670,129	18.83
Class 529B	357,955	20,195	17.72
Class 529C	3,572,043	205,555	17.38

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $20.36 [100 / 94.25 x $19.19] and $19.98 [100 / 94.25 x $18.83], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$219,747,160
Dividends from affiliated issuers	1,407,842
Income on securities loaned	1,070,650
Other	42,962
Interest	383
Foreign taxes withheld	(20,267,871)
Total investment income	$202,001,126
Expenses
Management fee	$57,027,679
Distribution and service fees	3,226,056
Shareholder servicing costs	2,307,926
Program manager fees	10,191
Administrative services fee	633,994
Independent Trustees’ compensation	90,196
Custodian fee	1,318,609
Shareholder communications	324,142
Audit and tax fees	66,625
Legal fees	70,258
Miscellaneous	464,482
Total expenses	$65,540,158
Reduction of expenses by investment adviser and distributor	(759,347)
Net expenses	$64,780,811
Net investment income (loss)	$137,220,315
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $136,719 country tax)	$404,965,588
Affiliated issuers	4,896
Foreign currency	(287,905)
Net realized gain (loss)	$404,682,579
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $469,541 increase in deferred country tax)	$(17,727,300)
Affiliated issuers	8,169
Translation of assets and liabilities in foreign currencies	(543,476)
Net unrealized gain (loss)	$(18,262,607)
Net realized and unrealized gain (loss)	$386,419,972
Change in net assets from operations	$523,640,287

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/18	8/31/17
Change in net assets
From operations
Net investment income (loss)	$137,220,315	$111,047,852
Net realized gain (loss)	404,682,579	147,136,723
Net unrealized gain (loss)	(18,262,607)	806,246,044
Change in net assets from operations	$523,640,287	$1,064,430,619
Distributions declared to shareholders
From net investment income	$(107,400,473)	$(123,095,420)
Change in net assets from fund share transactions	$617,169,873	$1,950,464
Total change in net assets	$1,033,409,687	$943,285,663
Net assets
At beginning of period	7,381,168,565	6,437,882,902
At end of period (including undistributed net investment income of $140,407,506 and $107,041,885, respectively)	$8,414,578,252	$7,381,168,565

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$18.16	$15.83		$16.34	$18.06	$16.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.20	(c)	$0.25	$0.26	$0.40
Net realized and unrealized gain (loss)	0.97	2.39		(0.50)	(1.60)	1.64
Total from investment operations	$1.23	$2.59		$(0.25)	$(1.34)	$2.04
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.26)		$(0.26)	$(0.38)	$(0.23)
Net asset value, end of period (x)	$19.19	$18.16		$15.83	$16.34	$18.06
Total return (%) (r)(s)(t)(x)	6.79	16.66	(c)	(1.50)	(7.44)	12.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.12	(c)	1.14	1.13	1.13
Expenses after expense reductions (f)	1.08	1.10	(c)	1.11	1.09	1.11
Net investment income (loss)	1.37	1.25	(c)	1.62	1.53	2.24
Portfolio turnover	25	33		40	28	27
Net assets at end of period (000 omitted)	$686,128	$693,538		$971,630	$1,178,013	$1,184,927

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$17.48	$15.21		$15.65	$17.26	$15.52
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.10	(c)	$0.12	$0.12	$0.25
Net realized and unrealized gain (loss)	0.95	2.28		(0.47)	(1.52)	1.57
Total from investment operations	$1.05	$2.38		$(0.35)	$(1.40)	$1.82
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.11)		$(0.09)	$(0.21)	$(0.08)
Net asset value, end of period (x)	$18.48	$17.48		$15.21	$15.65	$17.26
Total return (%) (r)(s)(t)(x)	6.01	15.77	(c)	(2.20)	(8.15)	11.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.87	(c)	1.89	1.88	1.88
Expenses after expense reductions (f)	1.82	1.85	(c)	1.86	1.84	1.86
Net investment income (loss)	0.55	0.61	(c)	0.82	0.70	1.46
Portfolio turnover	25	33		40	28	27
Net assets at end of period (000 omitted)	$4,922	$6,228		$7,967	$11,228	$16,932

Class C	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$17.03	$14.85		$15.31	$16.93	$15.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.10	(c)	$0.12	$0.12	$0.25
Net realized and unrealized gain (loss)	0.94	2.21		(0.45)	(1.50)	1.54
Total from investment operations	$1.02	$2.31		$(0.33)	$(1.38)	$1.79
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.13)		$(0.13)	$(0.24)	$(0.12)
Net asset value, end of period (x)	$17.99	$17.03		$14.85	$15.31	$16.93
Total return (%) (r)(s)(t)(x)	5.97	15.74	(c)	(2.16)	(8.17)	11.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.87	(c)	1.89	1.88	1.88
Expenses after expense reductions (f)	1.83	1.85	(c)	1.86	1.84	1.86
Net investment income (loss)	0.44	0.64	(c)	0.85	0.76	1.50
Portfolio turnover	25	33		40	28	27
Net assets at end of period (000 omitted)	$27,800	$48,570		$62,124	$77,442	$91,487

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$18.79	$16.38		$16.90	$18.66	$16.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.30	(c)	$0.30	$0.32	$0.46
Net realized and unrealized gain (loss)	1.06	2.42		(0.51)	(1.66)	1.69
Total from investment operations	$1.32	$2.72		$(0.21)	$(1.34)	$2.15
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.31)		$(0.31)	$(0.42)	$(0.27)
Net asset value, end of period (x)	$19.87	$18.79		$16.38	$16.90	$18.66
Total return (%) (r)(s)(t)(x)	7.05	16.95	(c)	(1.24)	(7.19)	12.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.87	(c)	0.89	0.88	0.88
Expenses after expense reductions (f)	0.83	0.86	(c)	0.86	0.84	0.86
Net investment income (loss)	1.31	1.79	(c)	1.86	1.80	2.51
Portfolio turnover	25	33		40	28	27
Net assets at end of period (000 omitted)	$658,193	$1,099,134		$2,187,011	$2,410,936	$2,194,432

Class R1	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$16.80	$14.63		$15.08	$16.69	$15.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.09	(c)	$0.11	$0.11	$0.24
Net realized and unrealized gain (loss)	0.90	2.20		(0.44)	(1.47)	1.52
Total from investment operations	$1.01	$2.29		$(0.33)	$(1.36)	$1.76
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.12)		$(0.12)	$(0.25)	$(0.09)
Net asset value, end of period (x)	$17.72	$16.80		$14.63	$15.08	$16.69
Total return (%) (r)(s)(t)(x)	5.99	15.79	(c)	(2.19)	(8.18)	11.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.87	(c)	1.89	1.88	1.88
Expenses after expense reductions (f)	1.83	1.85	(c)	1.86	1.84	1.86
Net investment income (loss)	0.60	0.61	(c)	0.78	0.72	1.47
Portfolio turnover	25	33		40	28	27
Net assets at end of period (000 omitted)	$2,153	$2,089		$2,418	$3,509	$4,243
See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$17.55	$15.31		$15.80	$17.48	$15.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.17	(c)	$0.21	$0.22	$0.36
Net realized and unrealized gain (loss)	0.95	2.30		(0.48)	(1.56)	1.57
Total from investment operations	$1.14	$2.47		$(0.27)	$(1.34)	$1.93
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.23)		$(0.22)	$(0.34)	$(0.20)
Net asset value, end of period (x)	$18.53	$17.55		$15.31	$15.80	$17.48
Total return (%) (r)(s)(t)(x)	6.49	16.37	(c)	(1.69)	(7.69)	12.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.37	(c)	1.39	1.38	1.38
Expenses after expense reductions (f)	1.33	1.35	(c)	1.36	1.34	1.36
Net investment income (loss)	1.04	1.10	(c)	1.38	1.29	2.06
Portfolio turnover	25	33		40	28	27
Net assets at end of period (000 omitted)	$121,197	$132,988		$152,133	$169,812	$182,466

Class R3	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$17.98	$15.67		$16.16	$17.86	$16.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.22	(c)	$0.24	$0.25	$0.40
Net realized and unrealized gain (loss)	0.96	2.35		(0.48)	(1.58)	1.61
Total from investment operations	$1.21	$2.57		$(0.24)	$(1.33)	$2.01
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.26)		$(0.25)	$(0.37)	$(0.23)
Net asset value, end of period (x)	$18.99	$17.98		$15.67	$16.16	$17.86
Total return (%) (r)(s)(t)(x)	6.75	16.67	(c)	(1.47)	(7.44)	12.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.12	(c)	1.14	1.13	1.13
Expenses after expense reductions (f)	1.08	1.10	(c)	1.11	1.09	1.11
Net investment income (loss)	1.31	1.37	(c)	1.59	1.46	2.28
Portfolio turnover	25	33		40	28	27
Net assets at end of period (000 omitted)	$82,289	$91,653		$126,980	$165,656	$229,232

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$18.21	$15.86		$16.36	$18.09	$16.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.28	(c)	$0.30	$0.29	$0.45
Net realized and unrealized gain (loss)	0.98	2.35		(0.50)	(1.60)	1.63
Total from investment operations	$1.28	$2.63		$(0.20)	$(1.31)	$2.08
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.28)		$(0.30)	$(0.42)	$(0.26)
Net asset value, end of period (x)	$19.25	$18.21		$15.86	$16.36	$18.09
Total return (%) (r)(s)(t)(x)	7.07	16.92	(c)	(1.20)	(7.26)	12.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.87	(c)	0.89	0.88	0.88
Expenses after expense reductions (f)	0.83	0.86	(c)	0.86	0.85	0.86
Net investment income (loss)	1.57	1.73	(c)	1.93	1.70	2.54
Portfolio turnover	25	33		40	28	27
Net assets at end of period (000 omitted)	$58,578	$63,884		$148,243	$343,475	$546,069

Class R6	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$18.10	$15.79		$16.30	$18.02	$16.21
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.28	(c)	$0.31	$0.32	$0.46
Net realized and unrealized gain (loss)	0.95	2.36		(0.50)	(1.60)	1.64
Total from investment operations	$1.29	$2.64		$(0.19)	$(1.28)	$2.10
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.33)		$(0.32)	$(0.44)	$(0.29)
Net asset value, end of period (x)	$19.11	$18.10		$15.79	$16.30	$18.02
Total return (%) (r)(s)(t)(x)	7.12	17.07	(c)	(1.13)	(7.13)	13.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.77	(c)	0.79	0.79	0.79
Expenses after expense reductions (f)	0.73	0.76	(c)	0.76	0.75	0.77
Net investment income (loss)	1.80	1.72	(c)	2.02	1.88	2.62
Portfolio turnover	25	33		40	28	27
Net assets at end of period (000 omitted)	$6,756,773	$5,228,377		$2,766,544	$3,010,863	$2,955,339

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529A	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$17.84	$15.61		$16.12	$17.81	$16.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.23	(c)	$0.19	$0.26	$0.39
Net realized and unrealized gain (loss)	0.95	2.31		(0.44)	(1.58)	1.62
Total from investment operations	$1.21	$2.54		$(0.25)	$(1.32)	$2.01
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.31)		$(0.26)	$(0.37)	$(0.23)
Net asset value, end of period (x)	$18.83	$17.84		$15.61	$16.12	$17.81
Total return (%) (r)(s)(t)(x)	6.78	16.60	(c)	(1.52)	(7.43)	12.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.22	(c)	1.23	1.23	1.23
Expenses after expense reductions (f)	1.11	1.13	(c)	1.13	1.12	1.14
Net investment income (loss)	1.37	1.39	(c)	1.22	1.51	2.22
Portfolio turnover	25	33		40	28	27
Net assets at end of period (000 omitted)	$12,615	$10,464		$9,101	$2,419	$2,428

Class 529B	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$16.79	$14.78		$15.19	$16.80	$15.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.09	(c)	$0.05	$0.10	$0.25
Net realized and unrealized gain (loss)	0.90	2.18		(0.39)	(1.47)	1.52
Total from investment operations	$1.00	$2.27		$(0.34)	$(1.37)	$1.77
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.26)		$(0.07)	$(0.24)	$(0.11)
Net asset value, end of period (x)	$17.72	$16.79		$14.78	$15.19	$16.80
Total return (%) (r)(s)(t)(x)	5.94	15.68	(c)	(2.25)	(8.17)	11.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.97	(c)	1.98	1.98	1.98
Expenses after expense reductions (f)	1.88	1.90	(c)	1.90	1.89	1.91
Net investment income (loss)	0.56	0.58	(c)	0.37	0.63	1.49
Portfolio turnover	25	33		40	28	27
Net assets at end of period (000 omitted)	$358	$386		$434	$138	$192

See Notes to Financial Statements

27

Financial Highlights – continued

Class 529C	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$16.51	$14.53		$15.01	$16.61	$14.98
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.10	(c)	$0.07	$0.11	$0.23
Net realized and unrealized gain (loss)	0.89	2.15		(0.41)	(1.46)	1.52
Total from investment operations	$0.98	$2.25		$(0.34)	$(1.35)	$1.75
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.27)		$(0.14)	$(0.25)	$(0.12)
Net asset value, end of period (x)	$17.38	$16.51		$14.53	$15.01	$16.61
Total return (%) (r)(s)(t)(x)	5.93	15.78	(c)	(2.28)	(8.17)	11.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.97	(c)	1.99	1.98	1.98
Expenses after expense reductions (f)	1.87	1.89	(c)	1.90	1.89	1.91
Net investment income (loss)	0.53	0.63	(c)	0.47	0.72	1.43
Portfolio turnover	25	33		40	28	27
Net assets at end of period (000 omitted)	$3,572	$3,856		$3,298	$980	$1,098

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

29

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

30

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$1,504,692,793	$—	$—	$1,504,692,793
United Kingdom	1,039,531,520	—	—	1,039,531,520
Switzerland	1,039,357,092	—	—	1,039,357,092
Germany	809,395,121	—	—	809,395,121
France	709,590,870	—	—	709,590,870
United States	439,211,283	—	—	439,211,283
Australia	287,117,140	—	—	287,117,140
Hong Kong	275,418,383	—	—	275,418,383
Netherlands	224,691,907	—	—	224,691,907
Other Countries	1,872,922,958	50,993,736	—	1,923,916,694
Mutual Funds	78,815,546	—	—	78,815,546
Total	$8,280,744,613	$50,993,736	$—	$8,331,738,349

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard

31

Notes to Financial Statements – continued

trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result,

32

Notes to Financial Statements – continued

no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/18	Year ended 8/31/17
Ordinary income (including any short-term capital gains)	$107,400,473	$123,095,420

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/18
Cost of investments	$7,524,953,039
Gross appreciation	1,262,868,924
Gross depreciation	(456,083,614)
Net unrealized appreciation (depreciation)	$806,785,310
Undistributed ordinary income	140,949,366
Other temporary differences	(415,872)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are

33

Notes to Financial Statements – continued

declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/18	Year ended 8/31/17
Class A	$7,325,996	$14,801,129
Class B	16,831	52,252
Class C	151,470	520,875
Class I	14,314,497	42,606,302
Class R1	10,568	17,739
Class R2	1,118,075	2,122,150
Class R3	992,523	1,806,343
Class R4	791,803	2,074,905
Class R6	82,520,374	58,847,369
Class 529A	130,984	178,025
Class 529B	1,445	7,154
Class 529C	25,907	61,177
Total	$107,400,473	$123,095,420

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $5 billion	0.70%
In excess of $5 billion and up to $10 billion	0.60%
In excess of $10 billion	0.55%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2018, this management fee reduction amounted to $743,550, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $74,120 and $6,777 for the year ended August 31, 2018, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

34

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,751,419
Class B	0.75%	0.25%	1.00%	1.00%	57,141
Class C	0.75%	0.25%	1.00%	1.00%	415,099
Class R1	0.75%	0.25%	1.00%	1.00%	22,008
Class R2	0.25%	0.25%	0.50%	0.50%	685,248
Class R3	—	0.25%	0.25%	0.25%	222,485
Class 529A	—	0.25%	0.25%	0.23%	29,592
Class 529B	0.75%	0.25%	1.00%	1.00%	3,827
Class 529C	0.75%	0.25%	1.00%	0.99%	39,237
Total Distribution and Service Fees					$3,226,056

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2018, this rebate amounted to $10,529, $222, $261, $169, $7, $2,182, and $307 for Class A, Class B, Class C, Class R2, Class R3, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2018, were as follows:

Amount
Class A	$3,856
Class B	6,031
Class C	1,715
Class 529B	—
Class 529C	146

35

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. For the period from September 1, 2017 through December 10, 2017, the fund had entered into an agreement with MFD pursuant to which MFD received an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD had agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement terminated on December 10, 2017. For the period from September 1, 2017 through December 10, 2017, this waiver amounted to $2,120 and is included in the reduction of total expenses in the Statement of Operations. Effective December 11, 2017, the fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The program manager fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2018, were as follows:

	Fee	Waiver
Class 529A	$7,429	$1,511
Class 529B	246	54
Class 529C	2,516	555
Total Program Manager Fees and Waivers	$10,191	$2,120

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2018, the fee was $217,291, which equated to 0.0027% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,090,635.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.0078% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional

36

Notes to Financial Statements – continued

compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $273 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $513 at August 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2018, the fee paid by the fund under this agreement was $13,295 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $12,762,918 and $19,510,501, respectively. The sales transactions resulted in net realized gains (losses) of $5,418,485.

(4) Portfolio Securities

For the year ended August 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $2,630,506,316 and $2,031,241,140, respectively.

37

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,069,268	$134,383,066	8,582,981	$138,223,182
Class B	13,876	255,158	34,564	554,571
Class C	218,850	3,929,096	253,541	3,952,051
Class I	10,911,336	215,968,481	42,721,875	720,116,950
Class R1	17,274	312,093	16,068	246,173
Class R2	2,824,542	52,534,049	1,287,477	20,166,349
Class R3	727,392	13,825,352	1,343,734	21,647,695
Class R4	660,938	12,682,200	1,102,171	17,981,607
Class R6	97,088,940	1,858,939,244	132,775,681	2,295,191,131
Class 529A	142,814	2,703,844	82,941	1,344,959
Class 529B	1,799	32,223	1,775	27,433
Class 529C	25,705	446,045	34,844	515,747
	119,702,734	$2,296,010,851	188,237,652	$3,219,967,848

Shares issued to shareholders in reinvestment of distributions
Class A	278,096	$5,278,247	753,070	$11,612,342
Class B	776	14,248	2,923	43,611
Class C	6,372	113,995	22,145	321,994
Class I	370,149	7,262,325	2,119,423	33,762,412
Class R1	597	10,519	1,232	17,670
Class R2	58,080	1,066,343	135,578	2,022,831
Class R3	52,822	992,523	118,371	1,806,343
Class R4	41,572	789,876	134,339	2,072,857
Class R6	4,368,877	82,397,020	3,829,739	58,709,900
Class 529A	7,033	130,963	11,741	177,872
Class 529B	82	1,445	499	7,154
Class 529C	1,499	25,907	4,342	61,177
	5,185,955	$98,083,411	7,133,402	$110,616,163

38

Notes to Financial Statements – continued

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(9,782,601)	$(185,844,596)	(32,516,368)	$(523,334,043)
Class B	(104,573)	(1,939,229)	(205,001)	(3,230,732)
Class C	(1,532,236)	(27,742,773)	(1,608,153)	(25,050,058)
Class I	(36,650,383)	(733,359,445)	(119,850,510)	(2,144,302,000)
Class R1	(20,748)	(370,130)	(58,236)	(871,875)
Class R2	(3,921,714)	(72,878,654)	(3,781,953)	(59,658,034)
Class R3	(1,546,205)	(29,443,847)	(4,467,029)	(72,551,216)
Class R4	(1,167,421)	(22,319,483)	(7,076,802)	(118,677,345)
Class R6	(36,858,067)	(700,719,685)	(22,885,746)	(378,877,194)
Class 529A	(66,288)	(1,251,041)	(91,229)	(1,471,469)
Class 529B	(4,676)	(82,960)	(8,674)	(132,298)
Class 529C	(55,236)	(972,546)	(32,507)	(477,283)
	(91,710,148)	$(1,776,924,389)	(192,582,208)	$(3,328,633,547)

Net change
Class A	(2,435,237)	$(46,183,283)	(23,180,317)	$(373,498,519)
Class B	(89,921)	(1,669,823)	(167,514)	(2,632,550)
Class C	(1,307,014)	(23,699,682)	(1,332,467)	(20,776,013)
Class I	(25,368,898)	(510,128,639)	(75,009,212)	(1,390,422,638)
Class R1	(2,877)	(47,518)	(40,936)	(608,032)
Class R2	(1,039,092)	(19,278,262)	(2,358,898)	(37,468,854)
Class R3	(765,991)	(14,625,972)	(3,004,924)	(49,097,178)
Class R4	(464,911)	(8,847,407)	(5,840,292)	(98,622,881)
Class R6	64,599,750	1,240,616,579	113,719,674	1,975,023,837
Class 529A	83,559	1,583,766	3,453	51,362
Class 529B	(2,795)	(49,292)	(6,400)	(97,711)
Class 529C	(28,032)	(500,594)	6,679	99,641
	33,178,541	$617,169,873	2,788,846	$1,950,464

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 47%, 4%, 4%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

39

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended August 31, 2018, the fund’s commitment fee and interest expense were $47,530 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		97,839,200	1,212,555,620	(1,231,579,274)	78,815,546

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$4,896	$8,169	$—	$1,407,842	$78,815,546

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Research International Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the “Fund”) (one of the funds constituting the MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust I) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

41

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 16, 2018

42

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of

47

Trustees and Officers – continued

the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jose Luis Garcia
Victoria Higley
Thomas Melendez

48

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

49

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

50

Board Review of Investment Advisory Agreement – continued

Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2 billion, $5 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

51

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

52

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

53

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $30,917,750 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $197,923,343. The fund intends to pass through foreign tax credits of $17,273,465 for the fiscal year.

54

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

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reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

August 31, 2018

MFS® Technology Fund

SCT-ANN

MFS® Technology Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

The strengthening U.S. dollar, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the United States outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes, and we built our active investment platform with that in mind. Our long-term perspective influences nearly every aspect of our business, but most importantly, it aligns our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	9.6%
Amazon.com, Inc.	7.3%
Facebook, Inc., “A”	6.6%
Microsoft Corp.	6.3%
Salesforce.com, Inc.	4.4%
Visa, Inc., “A”	4.0%
Adobe Systems, Inc.	3.8%
Mastercard, Inc., “A”	3.4%
DXC Technology Co.	3.2%
Netflix, Inc.	2.5%

Top five industries
Internet	19.5%
Business Services	19.3%
Computer Software (s)	16.6%
Computer Software-Systems	8.4%
Other Banks and Financial Institutions	7.4%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2018, Class A shares of the MFS Technology Fund (“fund”) provided a total return of 32.79%, at net asset value. This compares with a return of 19.66% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index and a return of 38.12% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth, helped in part by the 2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down more in line with long-term average valuations from elevated levels early in the period. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained relatively tight but widened modestly, late in the period, as market volatility increased. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Detractors from Performance

Stock selection in the electronics industry weakened the fund’s performance relative to the Standard & Poor’s North American Technology Sector Index. Within this industry, overweight positions in semiconductor manufacturer Microchip Technology and digital semiconductor manufacturer Broadcom (h) weighed on relative returns.

Stock selection and, to a lesser extent, an overweight position in the business services industry held back relative results. However, there were no individual stocks within this industry that were among the fund’s top relative detractors over the reporting period.

3

Management Review – continued

The fund’s out-of-benchmark position in the cable TV industry also hindered relative returns. Within this industry, holding shares of cable and telecommunications company Altice (b)(h) (Netherlands) and cable services provider Comcast (b) negatively impacted relative results.

An underweight position in the specialty stores industry further detracted from relative performance, led by the fund’s underweight position in online retailer and cloud computing giant Amazon.com. Shares of Amazon advanced as the company reported solid results, with accelerated revenue growth from both Amazon Web Services (AWS) and advertising.

Elsewhere, the fund’s overweight positions in social networking service provider Facebook and electronic games developer Electronic Arts weakened relative returns. Shares of Facebook declined, following reports that Cambridge Analytica improperly used Facebook user data, raising data management and privacy concerns for the company, which relies on user information for its advertising business model. Management’s forward-looking guidance for lower margins as a result of higher regulatory expenses appeared to have disappointed investors, and pushed the stock’s share price down further. In addition, holding shares of Chinese e-commerce giant Alibaba Group (b) and an underweight position in software giant Microsoft, held back relative results.

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Strong stock selection in the computer software industry contributed to relative performance. Not owning shares of software and enterprise information management company Oracle, and overweight positions in software company Adobe Systems, customer information software manager Salesforce.com, open source infrastructure and integration software provider MuleSoft (h) and cloud-based communications and collaboration solutions company RingCentral, bolstered relative results. Shares of Adobe Systems appreciated as the company delivered solid results during the period, driven by strong performance in its Creative Cloud and Document Cloud divisions.

Stock selection in the computer systems industry further benefited relative returns. Not owning shares of diversified technology products and services company International Business Machines (IBM), and overweight positions in security risk intelligence solutions provider Rapid7 and software analytics company New Relic, helped relative performance.

Other top relative contributors for the period included the fund’s position in online video platform iQIYI (b) (China). Shares of iQIYI rose as the company reported solid financial results in its first public quarter, driven by better-than-expected membership

4

Management Review – continued

revenues and strong margin results. Additionally, an overweight position in internet TV show and movie subscription services provider Netflix strengthened relative returns.

Respectfully,

Portfolio Manager(s)

Matthew Sabel

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	32.79%	21.73%	15.33%	N/A
B	4/14/00	31.81%	20.81%	14.47%	N/A
C	4/14/00	31.81%	20.82%	14.47%	N/A
I	1/02/97	33.14%	22.03%	15.63%	N/A
R1	4/01/05	31.80%	20.82%	14.47%	N/A
R2	10/31/03	32.46%	21.42%	15.04%	N/A
R3	4/01/05	32.77%	21.72%	15.34%	N/A
R4	4/01/05	33.12%	22.03%	15.63%	N/A
R6	1/02/13	33.24%	22.15%	N/A	22.30%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		19.66%	14.52%	10.86%	N/A
Standard & Poor’s North American Technology Sector Index (f)		38.12%	23.93%	16.15%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		25.15%	20.30%	14.65%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		27.81%	20.62%	14.47%	N/A
C With CDSC (1% for 12 months) (v)		30.81%	20.82%	14.47%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2018 through August 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/18	Ending Account Value 8/31/18	Expenses Paid During Period (p) 3/01/18-8/31/18
A	Actual	1.26%	$1,000.00	$1,139.26	$6.79
	Hypothetical (h)	1.26%	$1,000.00	$1,018.85	$6.41
B	Actual	2.01%	$1,000.00	$1,135.19	$10.82
	Hypothetical (h)	2.01%	$1,000.00	$1,015.07	$10.21
C	Actual	2.01%	$1,000.00	$1,135.17	$10.82
	Hypothetical (h)	2.01%	$1,000.00	$1,015.07	$10.21
I	Actual	1.02%	$1,000.00	$1,140.92	$5.50
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
R1	Actual	2.01%	$1,000.00	$1,135.16	$10.82
	Hypothetical (h)	2.01%	$1,000.00	$1,015.07	$10.21
R2	Actual	1.51%	$1,000.00	$1,137.97	$8.14
	Hypothetical (h)	1.51%	$1,000.00	$1,017.59	$7.68
R3	Actual	1.27%	$1,000.00	$1,139.33	$6.85
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46
R4	Actual	1.02%	$1,000.00	$1,140.83	$5.50
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
R6	Actual	0.92%	$1,000.00	$1,141.29	$4.97
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.10% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.3%
Issuer	Shares/Par	Value ($)
Aerospace - 3.3%
CACI International, Inc., “A” (a)	42,160	$8,221,200
FLIR Systems, Inc.	167,485	10,508,009
Harris Corp.	77,389	12,576,486
Northrop Grumman Corp.	33,022	9,856,737

		$41,162,432
Biotechnology - 0.7%
Bio-Techne Corp.	43,432	$8,346,328

Broadcasting - 2.5%
Netflix, Inc. (a)	85,475	$31,427,448

Brokerage & Asset Managers - 1.6%
NASDAQ, Inc.	120,530	$11,503,383
TD Ameritrade Holding Corp.	132,165	7,740,904

		$19,244,287
Business Services - 19.3%
Cognizant Technology Solutions Corp., “A”	240,525	$18,864,376
Dropbox, Inc. (a)(l)	185,464	4,979,708
DXC Technology Co.	435,611	39,679,806
EVO Payments, Inc., “A” (a)	216,823	5,099,677
Fidelity National Information Services, Inc.	175,145	18,945,435
First Data Corp. (a)	348,039	8,951,563
Fiserv, Inc. (a)	236,071	18,902,205
FleetCor Technologies, Inc. (a)	58,184	12,436,248
Global Payments, Inc.	191,540	23,862,053
Grand Canyon Education, Inc. (a)	87,584	10,434,758
PagSeguro Digital Ltd. (a)	187,089	5,405,001
PayPal Holdings, Inc. (a)	252,714	23,333,084
Total System Services, Inc.	228,273	22,174,439
TransUnion	128,423	9,670,252
Verisk Analytics, Inc., “A” (a)	73,596	8,764,548
Zendesk, Inc. (a)	102,451	7,057,849

		$238,561,002
Cable TV - 0.7%
Comcast Corp., “A”	243,222	$8,996,782

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 18.1%
Adobe Systems, Inc. (a)	180,630	$47,597,811
Adyen N.V. (a)	10	7,011
Autodesk, Inc. (a)	104,110	16,069,378
Microsoft Corp.	690,515	77,565,550
PTC, Inc. (a)	105,983	10,591,941
Red Hat, Inc. (a)	68,273	10,085,970
RingCentral, Inc. (a)	74,364	6,927,007
Salesforce.com, Inc. (a)	355,023	54,204,912
Tenable Holdings, Inc. (a)	10,156	336,773

		$223,386,353
Computer Software - Systems - 8.4%
Apple, Inc.	138,010	$31,415,216
Constellation Software, Inc.	15,081	11,499,580
Endava PLC, ADR (a)	226,613	5,941,793
EPAM Systems, Inc. (a)	68,378	9,773,267
New Relic, Inc. (a)	53,097	5,456,248
Pluralsight, Inc., “A” (a)	262,389	8,965,832
Presidio, Inc. (a)	741,173	11,206,536
Rapid7, Inc. (a)	196,180	7,484,267
ServiceNow, Inc. (a)	61,021	11,982,084

		$103,724,823
Electrical Equipment - 2.0%
Amphenol Corp., “A”	134,771	$12,746,641
TE Connectivity Ltd.	137,741	12,628,095

		$25,374,736
Electronics - 4.1%
Applied Materials, Inc.	253,560	$10,908,151
Microchip Technology, Inc.	317,024	27,273,575
NVIDIA Corp.	17,872	5,016,313
Silicon Laboratories, Inc. (a)	76,393	7,486,514

		$50,684,553
Internet - 19.5%
Alibaba Group Holding Ltd., ADR (a)	81,943	$14,340,845
Alphabet, Inc., “A” (a)(s)	96,296	118,617,413
Facebook, Inc., “A” (a)(s)	462,234	81,228,381
Godaddy, Inc. (a)	166,170	13,536,208
iQiyi, Inc., ADR (a)(l)	301,751	8,720,604
Spotify Technology S.A. (a)	25,889	4,906,483

		$241,349,934

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Leisure & Toys - 3.4%
Activision Blizzard, Inc.	213,434	$15,388,591
Electronic Arts, Inc. (a)	146,893	16,659,135
Take-Two Interactive Software, Inc. (a)	77,473	10,347,294

		$42,395,020
Medical Equipment - 0.2%
Senseonics Holdings, Inc. (a)	637,139	$2,599,527

Other Banks & Diversified Financials - 7.4%
Mastercard, Inc., “A”	194,809	$41,993,028
Visa, Inc., “A”	335,500	49,281,595

		$91,274,623
Printing & Publishing - 0.8%
IHS Markit Ltd. (a)	179,462	$9,870,410

Specialty Stores - 7.3%
Amazon.com, Inc. (a)(s)	44,579	$89,724,599
Total Common Stocks (Identified Cost, $678,153,874)		$1,228,122,857

Investment Companies (h) - 2.1%
Money Market Funds - 2.1%
MFS Institutional Money Market Portfolio, 2.03% (v) (Identified Cost, $26,381,199)	26,383,831	$26,383,831

Collateral for Securities Loaned - 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.93% (j) (Identified Cost, $11,756,496)	11,756,496	$11,756,496

Securities Sold Short - (1.5)%
Computer Software - (1.5)%
CA, Inc.	(387,502)	$(16,972,587)
SAP SE, ADR	(10,632)	(1,273,076)
Total Securities Sold Short (Proceeds Received, $14,542,546)		$(18,245,663)

Other Assets, Less Liabilities - (0.9)%		(11,069,497)
Net Assets - 100.0%		$1,236,948,024

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $26,383,831 and $1,239,879,353, respectively.

13

Portfolio of Investments – continued

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

At August 31, 2018, the fund had cash collateral of $516,235 and other liquid securities with an aggregate value of $34,675,375 to cover any collateral or margin obligations for securities sold short and certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $11,351,401 of securities on loan (identified cost, $689,910,370)	$1,239,879,353
Investments in affiliated issuers, at value (identified cost, $26,381,199)	26,383,831
Deposits with brokers for
Securities sold short	516,235
Receivables for
Fund shares sold	2,723,732
Interest and dividends	666,487
Other assets	933
Total assets	$1,270,170,571
Liabilities
Payables for
Dividends on securities sold short	$98,813
Securities sold short, at value (proceeds received, $14,542,546)	18,245,663
Investments purchased	1,285,900
Fund shares reacquired	1,225,218
Collateral for securities loaned, at value (c)	11,756,496
Payable to affiliates
Investment adviser	50,680
Shareholder servicing costs	413,210
Distribution and service fees	16,152
Payable for independent Trustees’ compensation	558
Accrued expenses and other liabilities	129,857
Total liabilities	$33,222,547
Net assets	$1,236,948,024
Net assets consist of
Paid-in capital	$646,213,998
Unrealized appreciation (depreciation)	546,268,498
Accumulated net realized gain (loss)	44,466,038
Accumulated net investment loss	(510)
Net assets	$1,236,948,024
Shares of beneficial interest outstanding	27,088,879

(c)	Non-cash collateral is not included.

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$484,477,123	10,611,780	$45.65
Class B	45,336,953	1,146,188	39.55
Class C	128,707,321	3,260,586	39.47
Class I	303,358,848	6,224,544	48.74
Class R1	5,534,033	140,477	39.39
Class R2	28,071,389	644,611	43.55
Class R3	79,534,422	1,742,865	45.63
Class R4	23,003,613	484,551	47.47
Class R6	138,924,322	2,833,277	49.03

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $48.44 [100 / 94.25 x $45.65]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$5,188,714
Dividends from affiliated issuers	284,545
Other	206,967
Income on securities loaned	87,462
Foreign taxes withheld	(9,387)
Total investment income	$5,758,301
Expenses
Management fee	$7,593,685
Distribution and service fees	2,894,224
Shareholder servicing costs	1,106,109
Administrative services fee	161,449
Independent Trustees’ compensation	15,736
Custodian fee	63,010
Shareholder communications	70,091
Audit and tax fees	59,377
Legal fees	9,477
Dividend and interest expense on securities sold short	602,591
Miscellaneous	224,087
Total expenses	$12,799,836
Reduction of expenses by investment adviser and distributor	(113,845)
Net expenses	$12,685,991
Net investment income (loss)	$(6,927,690)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$64,047,073
Affiliated issuers	(1,477)
Securities sold short	(1,556,929)
Foreign currency	779
Net realized gain (loss)	$62,489,446
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$234,128,677
Affiliated issuers	2,319
Securities sold short	(3,743,678)
Net unrealized gain (loss)	$230,387,318
Net realized and unrealized gain (loss)	$292,876,764
Change in net assets from operations	$285,949,074

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/18	8/31/17
Change in net assets
From operations
Net investment income (loss)	$(6,927,690)	$(4,957,880)
Net realized gain (loss)	62,489,446	46,016,002
Net unrealized gain (loss)	230,387,318	147,169,413
Change in net assets from operations	$285,949,074	$188,227,535
Distributions declared to shareholders
From net realized gain	$(34,022,224)	$(12,086,828)
Change in net assets from fund share transactions	$123,938,358	$86,447,267
Total change in net assets	$375,865,208	$262,587,974
Net assets
At beginning of period	861,082,816	598,494,842
At end of period (including accumulated net investment loss of $510 and $627, respectively)	$1,236,948,024	$861,082,816

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$35.67	$28.27		$24.62	$24.47	$19.41
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.26)	$(0.19	)(c)	$(0.12)	$(0.15)	$(0.13)
Net realized and unrealized gain (loss)	11.61	8.13		4.76	1.15	5.19
Total from investment operations	$11.35	$7.94		$4.64	$1.00	$5.06
Less distributions declared to shareholders
From net realized gain	$(1.37)	$(0.54)		$(0.99)	$(0.85)	$—
Net asset value, end of period (x)	$45.65	$35.67		$28.27	$24.62	$24.47
Total return (%) (r)(s)(t)(x)	32.79	28.58	(c)	19.20	4.18	26.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.24	(c)	1.27	1.30	1.33
Expenses after expense reductions (f)	1.22	1.23	(c)	1.26	1.29	1.32
Net investment income (loss)	(0.66)	(0.63	)(c)	(0.48)	(0.60)	(0.58)
Portfolio turnover	30	43		30	43	38
Net assets at end of period (000 omitted)	$484,477	$359,698		$320,898	$199,313	$171,020
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.16	1.19	(c)	1.24	1.27	1.28

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$31.31	$25.06		$22.09	$22.20	$17.75
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.49)	$(0.38	)(c)	$(0.28)	$(0.30)	$(0.27)
Net realized and unrealized gain (loss)	10.10	7.17		4.24	1.04	4.72
Total from investment operations	$9.61	$6.79		$3.96	$0.74	$4.45
Less distributions declared to shareholders
From net realized gain	$(1.37)	$(0.54)		$(0.99)	$(0.85)	$—
Net asset value, end of period (x)	$39.55	$31.31		$25.06	$22.09	$22.20
Total return (%) (r)(s)(t)(x)	31.77	27.64	(c)	18.29	3.41	25.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	1.99	(c)	2.02	2.05	2.08
Expenses after expense reductions (f)	1.98	1.98	(c)	2.01	2.04	2.07
Net investment income (loss)	(1.41)	(1.38	)(c)	(1.22)	(1.35)	(1.34)
Portfolio turnover	30	43		30	43	38
Net assets at end of period (000 omitted)	$45,337	$34,396		$25,990	$18,791	$16,190
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.92	1.94	(c)	1.99	2.02	2.03
See Notes to Financial Statements

20

Financial Highlights – continued

Class C	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$31.24	$25.01		$22.05	$22.16	$17.71
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.49)	$(0.38	)(c)	$(0.28)	$(0.30)	$(0.28)
Net realized and unrealized gain (loss)	10.09	7.15		4.23	1.04	4.73
Total from investment operations	$9.60	$6.77		$3.95	$0.74	$4.45
Less distributions declared to shareholders
From net realized gain	$(1.37)	$(0.54)		$(0.99)	$(0.85)	$—
Net asset value, end of period (x)	$39.47	$31.24		$25.01	$22.05	$22.16
Total return (%) (r)(s)(t)(x)	31.81	27.62	(c)	18.28	3.42	25.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.99	(c)	2.02	2.05	2.07
Expenses after expense reductions (f)	1.97	1.98	(c)	2.01	2.04	2.07
Net investment income (loss)	(1.41)	(1.38	)(c)	(1.23)	(1.35)	(1.34)
Portfolio turnover	30	43		30	43	38
Net assets at end of period (000 omitted)	$128,707	$101,656		$73,071	$43,037	$35,998
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.92	1.94	(c)	2.00	2.02	2.03

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$37.90	$29.93		$25.96	$25.69	$20.33
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.13	)(c)	$(0.07)	$(0.09)	$(0.08)
Net realized and unrealized gain (loss)	12.39	8.64		5.03	1.21	5.44
Total from investment operations	$12.21	$8.51		$4.96	$1.12	$5.36
Less distributions declared to shareholders
From net realized gain	$(1.37)	$(0.54)		$(0.99)	$(0.85)	$—
Net asset value, end of period (x)	$48.74	$37.90		$29.93	$25.96	$25.69
Total return (%) (r)(s)(t)(x)	33.14	28.91	(c)	19.45	4.45	26.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.99	(c)	1.02	1.05	1.08
Expenses after expense reductions (f)	0.98	0.98	(c)	1.01	1.04	1.07
Net investment income (loss)	(0.41)	(0.39	)(c)	(0.24)	(0.35)	(0.35)
Portfolio turnover	30	43		30	43	38
Net assets at end of period (000 omitted)	$303,359	$174,275		$96,700	$56,619	$40,359
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	0.92	0.95	(c)	1.00	1.02	1.04

See Notes to Financial Statements

22

Financial Highlights – continued

Class R1	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$31.18	$24.96		$22.01	$22.12	$17.68
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.49)	$(0.38	)(c)	$(0.28)	$(0.30)	$(0.27)
Net realized and unrealized gain (loss)	10.07	7.14		4.22	1.04	4.71
Total from investment operations	$9.58	$6.76		$3.94	$0.74	$4.44
Less distributions declared to shareholders
From net realized gain	$(1.37)	$(0.54)		$(0.99)	$(0.85)	$—
Net asset value, end of period (x)	$39.39	$31.18		$24.96	$22.01	$22.12
Total return (%) (r)(s)(t)(x)	31.80	27.63	(c)	18.27	3.43	25.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	1.99	(c)	2.02	2.05	2.08
Expenses after expense reductions (f)	1.98	1.98	(c)	2.01	2.04	2.07
Net investment income (loss)	(1.41)	(1.38	)(c)	(1.22)	(1.36)	(1.34)
Portfolio turnover	30	43		30	43	38
Net assets at end of period (000 omitted)	$5,534	$4,256		$3,073	$2,516	$2,033
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.92	1.95	(c)	1.99	2.02	2.04

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$34.17	$27.17		$23.76	$23.70	$18.85
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.35)	$(0.26	)(c)	$(0.18)	$(0.20)	$(0.18)
Net realized and unrealized gain (loss)	11.10	7.80		4.58	1.11	5.03
Total from investment operations	$10.75	$7.54		$4.40	$0.91	$4.85
Less distributions declared to shareholders
From net realized gain	$(1.37)	$(0.54)		$(0.99)	$(0.85)	$—
Net asset value, end of period (x)	$43.55	$34.17		$27.17	$23.76	$23.70
Total return (%) (r)(s)(t)(x)	32.46	28.27	(c)	18.88	3.93	25.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.49	(c)	1.52	1.55	1.58
Expenses after expense reductions (f)	1.48	1.49	(c)	1.51	1.54	1.58
Net investment income (loss)	(0.91)	(0.89	)(c)	(0.72)	(0.84)	(0.83)
Portfolio turnover	30	43		30	43	38
Net assets at end of period (000 omitted)	$28,071	$23,625		$17,031	$14,946	$17,123
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.42	1.45	(c)	1.49	1.52	1.54

See Notes to Financial Statements

24

Financial Highlights – continued

Class R3	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$35.66	$28.26		$24.61	$24.46	$19.41
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.27)	$(0.20	)(c)	$(0.13)	$(0.15)	$(0.13)
Net realized and unrealized gain (loss)	11.61	8.14		4.77	1.15	5.18
Total from investment operations	$11.34	$7.94		$4.64	$1.00	$5.05
Less distributions declared to shareholders
From net realized gain	$(1.37)	$(0.54)		$(0.99)	$(0.85)	$—
Net asset value, end of period (x)	$45.63	$35.66		$28.26	$24.61	$24.46
Total return (%) (r)(s)(t)(x)	32.77	28.59	(c)	19.21	4.18	26.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.24	(c)	1.27	1.30	1.33
Expenses after expense reductions (f)	1.23	1.23	(c)	1.26	1.29	1.32
Net investment income (loss)	(0.66)	(0.65	)(c)	(0.49)	(0.60)	(0.59)
Portfolio turnover	30	43		30	43	38
Net assets at end of period (000 omitted)	$79,534	$53,199		$20,180	$9,732	$10,626
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.17	1.20	(c)	1.25	1.27	1.29

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$36.95	$29.19		$25.34	$25.10	$19.86
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.17)	$(0.13	)(c)	$(0.06)	$(0.09)	$(0.08)
Net realized and unrealized gain (loss)	12.06	8.43		4.90	1.18	5.32
Total from investment operations	$11.89	$8.30		$4.84	$1.09	$5.24
Less distributions declared to shareholders
From net realized gain	$(1.37)	$(0.54)		$(0.99)	$(0.85)	$—
Net asset value, end of period (x)	$47.47	$36.95		$29.19	$25.34	$25.10
Total return (%) (r)(s)(t)(x)	33.12	28.92	(c)	19.45	4.44	26.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.99	(c)	1.02	1.05	1.07
Expenses after expense reductions (f)	0.98	0.99	(c)	1.01	1.04	1.07
Net investment income (loss)	(0.41)	(0.39	)(c)	(0.24)	(0.37)	(0.34)
Portfolio turnover	30	43		30	43	38
Net assets at end of period (000 omitted)	$23,004	$14,443		$8,141	$2,234	$1,403
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	0.92	0.95	(c)	1.00	1.02	1.04

See Notes to Financial Statements

26

Financial Highlights – continued

Class R6	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$38.09	$30.05		$26.03	$25.73	$20.34
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$(0.10	)(c)	$(0.04)	$(0.07)	$(0.07)
Net realized and unrealized gain (loss)	12.44	8.68		5.05	1.22	5.46
Total from investment operations	$12.31	$8.58		$5.01	$1.15	$5.39
Less distributions declared to shareholders
From net realized gain	$(1.37)	$(0.54)		$(0.99)	$(0.85)	$—
Net asset value, end of period (x)	$49.03	$38.09		$30.05	$26.03	$25.73
Total return (%) (r)(s)(t)(x)	33.24	29.03	(c)	19.59	4.57	26.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.90	(c)	0.92	0.95	0.97
Expenses after expense reductions (f)	0.88	0.89	(c)	0.91	0.94	0.96
Net investment income (loss)	(0.31)	(0.30	)(c)	(0.13)	(0.27)	(0.28)
Portfolio turnover	30	43		30	43	38
Net assets at end of period (000 omitted)	$138,924	$95,534		$33,411	$7,079	$2,429
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	0.82	0.85	(c)	0.90	0.92	0.95

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Technology Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. The value of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

28

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

29

Notes to Financial Statements – continued

quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,228,122,857	$—	$—	$1,228,122,857
Mutual Funds	38,140,327	—	—	38,140,327
Total	$1,266,263,184	$—	$—	$1,266,263,184
Securities Sold Short	$(18,245,663)	$—	$—	$(18,245,663)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2018, this expense amounted to $602,591. The fund segregates cash or

30

Notes to Financial Statements – continued

marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $11,351,401. The fair value of the fund’s investment securities on loan and a related liability of $11,756,496 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $8,119. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain

31

Notes to Financial Statements – continued

dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, straddle loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/18	Year ended 8/31/17
Ordinary income (including any short-term capital gains)	$10,346,187	$—
Long-term capital gains	23,676,037	12,086,828
Total distributions	$34,022,224	$12,086,828

32

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/18
Cost of investments	$706,813,196
Gross appreciation	546,745,529
Gross depreciation	(5,541,204)
Net unrealized appreciation (depreciation)	$541,204,325
Undistributed ordinary income	8,438,597
Undistributed long-term capital gain	41,091,614
Other temporary differences	(510)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain
	Year ended 8/31/18	Year ended 8/31/17
Class A	$13,806,022	$6,042,407
Class B	1,454,317	564,793
Class C	4,487,570	1,649,827
Class I	6,827,614	1,747,655
Class R1	182,847	62,501
Class R2	964,012	357,143
Class R3	2,088,034	493,168
Class R4	546,050	176,204
Class R6	3,665,758	993,130
Total	$34,022,224	$12,086,828

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2018, this management fee

33

Notes to Financial Statements – continued

reduction amounted to $92,462, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $209,887 for the year ended August 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,025,523
Class B	0.75%	0.25%	1.00%	1.00%	385,079
Class C	0.75%	0.25%	1.00%	1.00%	1,141,714
Class R1	0.75%	0.25%	1.00%	1.00%	49,111
Class R2	0.25%	0.25%	0.50%	0.50%	130,692
Class R3	—	0.25%	0.25%	0.25%	162,105
Total Distribution and Service Fees					$2,894,224

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2018, this rebate amounted to $19,902, $609, $853, and $19 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2018, were as follows:

Amount
Class A	$2,903
Class B	32,375
Class C	13,045

34

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2018, the fee was $166,730, which equated to 0.0165% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $939,379.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.0159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $270 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $510 at August 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2018, the fee paid by the fund under this agreement was $1,661 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

35

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2018, the fund engaged in sale transactions pursuant to this policy, which amounted to $274,561. The sales transactions resulted in net realized gains (losses) of $46,534.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to August 31, 2018, this reimbursement amounted to $61,432, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2018, purchases and sales of investments, other than short sales and short-term obligations, aggregated $388,258,612 and $296,492,003, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,690,325	$108,662,252	3,903,397	$118,724,794
Class B	261,237	9,196,477	300,442	8,204,144
Class C	950,938	33,466,725	1,045,012	28,144,392
Class I	2,958,330	128,312,062	3,330,760	106,868,431
Class R1	60,302	2,103,398	53,395	1,439,175
Class R2	260,110	9,845,066	317,338	9,295,803
Class R3	775,526	31,215,720	1,128,979	34,581,757
Class R4	218,412	9,129,215	186,687	5,801,786
Class R6	1,371,227	58,758,765	1,876,424	59,960,695
	9,546,407	$390,689,680	12,142,434	$373,020,977

36

Notes to Financial Statements – continued

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	360,827	$13,188,223	206,974	$5,813,904
Class B	45,085	1,435,497	22,405	555,187
Class C	130,689	4,151,976	59,252	1,465,308
Class I	150,118	5,847,113	42,956	1,279,665
Class R1	5,742	182,089	2,532	62,501
Class R2	24,374	851,394	11,665	314,359
Class R3	57,144	2,088,034	17,563	493,168
Class R4	11,457	434,687	4,712	136,848
Class R6	74,971	2,935,862	23,250	695,648
	860,407	$31,114,875	391,309	$10,816,588

Shares reacquired
Class A	(2,523,190)	$(99,736,743)	(5,378,740)	$(165,793,400)
Class B	(258,851)	(8,881,072)	(261,310)	(7,226,145)
Class C	(1,074,694)	(37,302,290)	(772,303)	(21,102,926)
Class I	(1,482,125)	(62,341,899)	(2,006,437)	(64,179,030)
Class R1	(62,046)	(2,178,877)	(42,550)	(1,112,429)
Class R2	(331,292)	(12,646,255)	(264,457)	(7,811,141)
Class R3	(581,770)	(23,285,213)	(368,711)	(11,215,693)
Class R4	(136,161)	(5,632,477)	(79,423)	(2,549,379)
Class R6	(1,121,142)	(45,861,371)	(503,418)	(16,400,155)
	(7,571,271)	$(297,866,197)	(9,677,349)	$(297,390,298)

Net change
Class A	527,962	$22,113,732	(1,268,369)	$(41,254,702)
Class B	47,471	1,750,902	61,537	1,533,186
Class C	6,933	316,411	331,961	8,506,774
Class I	1,626,323	71,817,276	1,367,279	43,969,066
Class R1	3,998	106,610	13,377	389,247
Class R2	(46,808)	(1,949,795)	64,546	1,799,021
Class R3	250,900	10,018,541	777,831	23,859,232
Class R4	93,708	3,931,425	111,976	3,389,255
Class R6	325,056	15,833,256	1,396,256	44,256,188
	2,835,543	$123,938,358	2,856,394	$86,447,267

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings,

37

Notes to Financial Statements – continued

generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended August 31, 2018, the fund’s commitment fee and interest expense were $5,806 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		24,817,058	230,051,838	(228,485,065)	26,383,831

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(1,477)	$2,319	$—	$284,545	$26,383,831

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Technology Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the “Fund”) (one of the funds constituting the MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust I) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by

39

Report of Independent Registered Public Accounting Firm – continued

management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 16, 2018

40

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of

45

Trustees and Officers – continued

the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Matthew Sabel

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

47

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

48

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

49

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

51

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $31,462,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 34.69% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

August 31, 2018

MFS® U.S. Government Cash Reserve Fund

LMM-ANN

MFS® U.S. Government Cash Reserve Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

The strengthening U.S. dollar, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the United States outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes, and we built our active investment platform with that in mind. Our long-term perspective influences nearly every aspect of our business, but most importantly, it aligns our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	10.4%
A-1	89.5%
Other Assets Less Liabilities	0.1%

Maturity breakdown (u)
0 - 7 days	30.0%
8 - 29 days	47.6%
30 - 59 days	19.5%
60 - 89 days	0.6%
90 - 365 days	2.2%
Other Assets Less Liabilities	0.1%

(a)

Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund did not hold unrated securities. The fund is not rated by these agencies.

(u)	For purposes of this presentation, accrued interest, where applicable, is included.

Percentages are based on net assets as of August 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/18

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect the sponsor will provide financial support to the fund at any time. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Share Class	Inception	1-Year Total Return (without sales charge)	Current 7-day yield
A	9/07/93	0.76%	1.26%
B	12/29/86	0.76%	1.26%
C	4/01/96	0.76%	1.26%
R1	4/01/05	0.76%	1.26%
R2	4/01/05	0.76%	1.26%
R3	4/01/05	0.76%	1.26%
R4	4/01/05	0.76%	1.26%
529A	7/31/02	0.71%	1.21%
529B	7/31/02	0.71%	1.21%
529C	7/31/02	0.71%	1.21%

			1-Year Total Return
B With CDSC (Declining over six years from 4% to 0%) (v)			(3.24)%
C With CDSC (1% for 12 months) (v)			(0.24)%
529B With CDSC (Declining over six years from 4% to 0%) (v)			(3.29)%
529C With CDSC (1% for 12 months) (v)			(0.29)%

CDSC	– Contingent Deferred Sales Charge.

Class R1, R2, R3, R4, and 529A shares do not have a sales charge. Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased.

3

Performance Summary – continued

(v)	Assuming redemption at the end of the applicable period.

Yields quoted are based on the latest seven days ended as of August 31, 2018, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

4

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2018 through August 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/18	Ending Account Value 8/31/18	Expenses Paid During Period (p) 3/01/18-8/31/18
A	Actual	0.68%	$1,000.00	$1,005.31	$3.44
	Hypothetical (h)	0.68%	$1,000.00	$1,021.78	$3.47
B	Actual	0.68%	$1,000.00	$1,005.31	$3.44
	Hypothetical (h)	0.68%	$1,000.00	$1,021.78	$3.47
C	Actual	0.68%	$1,000.00	$1,005.31	$3.44
	Hypothetical (h)	0.68%	$1,000.00	$1,021.78	$3.47
R1	Actual	0.68%	$1,000.00	$1,005.31	$3.44
	Hypothetical (h)	0.68%	$1,000.00	$1,021.78	$3.47
R2	Actual	0.68%	$1,000.00	$1,005.31	$3.44
	Hypothetical (h)	0.68%	$1,000.00	$1,021.78	$3.47
R3	Actual	0.68%	$1,000.00	$1,005.31	$3.44
	Hypothetical (h)	0.68%	$1,000.00	$1,021.78	$3.47
R4	Actual	0.68%	$1,000.00	$1,005.31	$3.44
	Hypothetical (h)	0.68%	$1,000.00	$1,021.78	$3.47
529A	Actual	0.73%	$1,000.00	$1,005.05	$3.69
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
529B	Actual	0.73%	$1,000.00	$1,005.05	$3.69
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
529C	Actual	0.73%	$1,000.00	$1,005.05	$3.69
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

6

PORTFOLIO OF INVESTMENTS

8/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

U.S. Government Agencies and Equivalents (y) - 85.2%
Issuer	Shares/Par	Value ($)
Fannie Mae, 1.892%, due 9/10/2018	$9,300,000	$9,295,675
Fannie Mae, 1.892%, due 9/11/2018	9,300,000	9,295,195
Fannie Mae, 1.895%, due 9/17/2018	16,113,000	16,099,644
Fannie Mae, 2.002%, due 10/09/2018	10,075,000	10,054,050
Federal Farm Credit Bank, 1.91%, due 9/07/2018	13,000,000	12,995,927
Federal Farm Credit Bank, 1.92%, due 9/12/2018	6,000,000	5,996,535
Federal Farm Credit Bank, 2.036%, due 10/24/2018	15,000,000	14,955,833
Federal Home Loan Bank, 1.923%, due 9/04/2018	8,789,000	8,787,612
Federal Home Loan Bank, 1.938%, due 9/14/2018	9,010,000	9,003,786
Federal Home Loan Bank, 1.952%, due 9/18/2018	1,000,000	999,093
Federal Home Loan Bank, 1.9%, due 9/20/2018	7,046,000	7,039,046
Federal Home Loan Bank, 1.879%, due 9/21/2018	5,873,000	5,866,964
Federal Home Loan Bank, 2.009%, due 10/10/2018	1,379,000	1,376,050
Federal Home Loan Bank, 4.016%, due 10/10/18	11,678,000	11,653,013
Freddie Mac, 1.933%, due 9/05/2018	9,500,000	9,497,994
Freddie Mac, 1.949%, due 9/19/2018	9,500,000	9,490,904
Freddie Mac, 1.919%, due 9/21/2018	9,300,000	9,290,261
Freddie Mac, 1.924%, due 9/26/2018	9,300,000	9,287,794
Freddie Mac, 1.949%, due 10/03/2018	5,914,000	5,903,933
Freddie Mac, 2.066%, due 11/08/2018	1,255,000	1,250,188
U.S. Treasury Bill, 1.909%, due 9/06/2018	3,000,000	2,999,219
U.S. Treasury Bill, 1.918%, due 9/20/2018	3,000,000	2,997,019
U.S. Treasury Bill, 1.928%, due 9/20/2018	12,300,000	12,287,698
U.S. Treasury Bill, 1.785%, due 1/03/2019	5,000,000	4,970,206
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$191,393,639

Repurchase Agreements - 14.7%
Goldman Sachs Repurchase Agreement, 1.96%, dated 8/31/2018, due 9/04/2018, total to be received $5,312,157 (secured by U.S. Treasury and Federal Agency obligations valued at $5,417,220 in a jointly traded account)	$5,311,000	$5,311,000
JPMorgan Chase & Co. Repurchase Agreement, 1.92%, dated 8/31/2018, due 9/04/2018, total to be received $27,805,931 (secured by U.S. Treasury and Federal Agency obligations valued at $28,362,120 in a jointly traded account)	27,800,000	27,800,000
Total Repurchase Agreements, at Cost and Value		$33,111,000

Other Assets, Less Liabilities - 0.1%		237,455
Net Assets - 100.0%		$224,742,094

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

7

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at cost and value	$191,393,639
Repurchase agreements, at cost and value	33,111,000
Cash	877
Receivables for
Fund shares sold	778,870
Interest	1,772
Other assets	329
Total assets	$225,286,487
Liabilities
Payables for
Distributions	$3,510
Fund shares reacquired	379,188
Payable to affiliates
Investment adviser	5,027
Shareholder servicing costs	87,918
Program manager fee	60
Payable for independent Trustees’ compensation	5,230
Accrued expenses and other liabilities	63,460
Total liabilities	$544,393
Net assets	$224,742,094
Net assets consist of
Paid-in capital	$224,749,818
Accumulated net realized gain (loss)	(5)
Accumulated distributions in excess of net investment income	(7,719)
Net assets	$224,742,094
Shares of beneficial interest outstanding	224,972,101

8

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share
Class A	$100,463,090	100,566,410	$1.00
Class B	11,664,399	11,676,353	1.00
Class C	18,451,461	18,470,460	1.00
Class R1	8,305,316	8,313,762	1.00
Class R2	34,992,766	35,027,842	1.00
Class R3	26,227,090	26,254,056	1.00
Class R4	2,729,430	2,732,235	1.00
Class 529A	15,196,798	15,212,291	1.00
Class 529B	292,564	292,870	1.00
Class 529C	6,419,180	6,425,822	1.00

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

9

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$3,507,963
Expenses
Management fee	$988,010
Distribution and service fees	1,163,903
Shareholder servicing costs	434,873
Program manager fees	13,352
Administrative services fee	47,043
Independent Trustees’ compensation	10,036
Custodian fee	19,283
Shareholder communications	20,545
Audit and tax fees	37,082
Legal fees	2,170
Miscellaneous	145,043
Total expenses	$2,881,340
Reduction of expenses by investment adviser and distributor	(1,189,103)
Net expenses	$1,692,237
Net investment income (loss)	$1,815,726
Change in net assets from operations	$1,815,726

See Notes to Financial Statements

10

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/18	8/31/17
Change in net assets
From operations
Net investment income (loss)	$1,815,726	$227,430
Net realized gain (loss)	—	(4)
Change in net assets from operations	$1,815,726	$227,426
Distributions declared to shareholders
From net investment income	$(1,815,726)	$(227,426)
Change in net assets from fund share transactions	$(56,291,230)	$(33,308,224)
Total change in net assets	$(56,291,230)	$(33,308,224)
Net assets
At beginning of period	281,033,324	314,341,548
At end of period (including accumulated distributions in excess of net investment income of $7,719 for each of the two periods presented)	$224,742,094	$281,033,324

See Notes to Financial Statements

11

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15		8/31/14
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss)	$0.01	$0.00	(c)(w)	$0.00	$0.00		$0.00
Net realized and unrealized gain (loss)	—	(0.00	)(w)	—	0.00	(w)	0.00	(w)
Total from investment operations	$0.01	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income (d)	$(0.01)	$(0.00	)(w)	$—	$—		$—
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.76	0.08	(c)	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.91	(c)	0.91	0.92		0.90
Expenses after expense reductions (f)	0.68	0.50	(c)	0.23	0.07		0.09
Net investment income (loss)	0.76	0.08	(c)	0.00	0.00		0.00
Net assets at end of period (000 omitted)	$100,463	$105,859		$120,740	$122,085		$124,550

See Notes to Financial Statements

12

Financial Highlights – continued

Class B	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15		8/31/14
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss)	$0.01	$0.00	(c)(w)	$0.00	$0.00		$0.00
Net realized and unrealized gain (loss)	—	(0.00	)(w)	—	0.00	(w)	0.00	(w)
Total from investment operations	$0.01	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income (d)	$(0.01)	$(0.00	)(w)	$—	$—		$—
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.76	0.08	(c)	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.66	(c)	1.66	1.67		1.65
Expenses after expense reductions (f)	0.68	0.51	(c)	0.23	0.07		0.10
Net investment income (loss)	0.72	0.07	(c)	0.00	0.00		0.00
Net assets at end of period (000 omitted)	$11,664	$17,338		$18,096	$18,831		$22,982

Class C	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15		8/31/14
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss)	$0.01	$0.00	(c)(w)	$0.00	$0.00		$0.00
Net realized and unrealized gain (loss)	—	(0.00	)(w)	—	0.00	(w)	0.00	(w)
Total from investment operations	$0.01	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income (d)	$(0.01)	$(0.00	)(w)	$—	$—		$—
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.76	0.08	(c)	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.66	(c)	1.66	1.67		1.65
Expenses after expense reductions (f)	0.68	0.50	(c)	0.24	0.07		0.10
Net investment income (loss)	0.68	0.07	(c)	0.00	0.00		0.00
Net assets at end of period (000 omitted)	$18,451	$38,458		$48,749	$42,522		$45,662

See Notes to Financial Statements

13

Financial Highlights – continued

Class R1	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15		8/31/14
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss)	$0.01	$0.00	(c)(w)	$0.00	$0.00		$0.00
Net realized and unrealized gain (loss)	—	(0.00	)(w)	—	0.00	(w)	0.00	(w)
Total from investment operations	$0.01	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income (d)	$(0.01)	$(0.00	)(w)	$—	$—		$—
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.76	0.08	(c)	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.66	(c)	1.66	1.67		1.65
Expenses after expense reductions (f)	0.68	0.50	(c)	0.23	0.07		0.09
Net investment income (loss)	0.72	0.07	(c)	0.00	0.00		0.00
Net assets at end of period (000 omitted)	$8,305	$12,236		$14,569	$14,363		$16,819

Class R2	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15		8/31/14
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss)	$0.01	$0.00	(c)(w)	$0.00	$0.00		$0.00
Net realized and unrealized gain (loss)	—	(0.00	)(w)	—	0.00	(w)	0.00	(w)
Total from investment operations	$0.01	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income (d)	$(0.01)	$(0.00	)(w)	$—	$—		$—
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.76	0.08	(c)	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.16	(c)	1.16	1.17		1.15
Expenses after expense reductions (f)	0.68	0.51	(c)	0.23	0.07		0.09
Net investment income (loss)	0.73	0.08	(c)	0.00	0.00		0.00
Net assets at end of period (000 omitted)	$34,993	$48,184		$51,537	$53,058		$57,634

See Notes to Financial Statements

14

Financial Highlights – continued

Class R3	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15		8/31/14
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss)	$0.01	$0.00	(c)(w)	$0.00	$0.00		$0.00
Net realized and unrealized gain (loss)	—	(0.00	)(w)	—	0.00	(w)	0.00	(w)
Total from investment operations	$0.01	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income (d)	$(0.01)	$(0.00	)(w)	$—	$—		$—
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.76	0.08	(c)	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.91	(c)	0.91	0.92		0.90
Expenses after expense reductions (f)	0.68	0.51	(c)	0.23	0.07		0.09
Net investment income (loss)	0.73	0.08	(c)	0.00	0.00		0.00
Net assets at end of period (000 omitted)	$26,227	$35,196		$37,650	$44,872		$53,916

Class R4	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15		8/31/14
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss)	$0.01	$0.00	(c)(w)	$0.00	$0.00		$0.00
Net realized and unrealized gain (loss)	—	(0.00	)(w)	—	0.00	(w)	0.00	(w)
Total from investment operations	$0.01	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income (d)	$(0.01)	$(0.00	)(w)	$—	$—		$—
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.76	0.08	(c)	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.67	(c)	0.66	0.67		0.65
Expenses after expense reductions (f)	0.68	0.52	(c)	0.23	0.07		0.09
Net investment income (loss)	0.74	0.08	(c)	0.00	0.00		0.00
Net assets at end of period (000 omitted)	$2,729	$3,250		$3,077	$3,034		$2,907

See Notes to Financial Statements

15

Financial Highlights – continued

Class 529A	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15		8/31/14
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss)	$0.01	$0.00	(c)(w)	$0.00	$0.00		$0.00
Net realized and unrealized gain (loss)	—	(0.00	)(w)	—	0.00	(w)	0.00	(w)
Total from investment operations	$0.01	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income (d)	$(0.01)	$(0.00	)(w)	$—	$—		$—
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.71	0.06	(c)	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.01	(c)	1.00	1.02		1.00
Expenses after expense reductions (f)	0.73	0.53	(c)	0.23	0.07		0.09
Net investment income (loss)	0.73	0.06	(c)	0.00	0.00		0.00
Net assets at end of period (000 omitted)	$15,197	$13,208		$12,841	$11,383		$10,927

Class 529B	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15		8/31/14
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss)	$0.01	$0.00	(c)(w)	$0.00	$0.00		$0.00
Net realized and unrealized gain (loss)	—	(0.00	)(w)	—	0.00	(w)	0.00	(w)
Total from investment operations	$0.01	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income (d)	$(0.01)	$(0.00	)(w)	$—	$—		$—
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.71	0.06	(c)	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.76	(c)	1.76	1.77		1.75
Expenses after expense reductions (f)	0.73	0.53	(c)	0.22	0.07		0.10
Net investment income (loss)	0.71	0.06	(c)	0.00	0.00		0.00
Net assets at end of period (000 omitted)	$293	$348		$355	$440		$531

See Notes to Financial Statements

16

Financial Highlights – continued

Class 529C	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15		8/31/14
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss)	$0.01	$0.00	(c)(w)	$0.00	$0.00		$0.00
Net realized and unrealized gain (loss)	—	(0.00	)(w)	—	0.00	(w)	0.00	(w)
Total from investment operations	$0.01	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income (d)	$(0.01)	$(0.00	)(w)	$—	$—		$—
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.71	0.06	(c)	0.00	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.76	(c)	1.76	1.77		1.75
Expenses after expense reductions (f)	0.73	0.54	(c)	0.24	0.07		0.09
Net investment income (loss)	0.70	0.06	(c)	0.00	0.00		0.00
Net assets at end of period (000 omitted)	$6,419	$6,957		$6,728	$5,866		$6,240

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS U.S. Government Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as

18

Notes to Financial Statements – continued

adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$224,504,639	$—	$224,504,639

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At August 31, 2018, the fund had investments in repurchase agreements with a gross value of $33,111,000. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

19

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2018, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/18	Year ended 8/31/17
Ordinary income (including any short-term capital gains)	$1,815,726	$227,426

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/18
Cost of investments	$224,504,639
Undistributed ordinary income	964
Capital loss carryforwards	(5)
Other temporary differences	(8,683)

As of August 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(5)

20

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class.

Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/18	Year ended 8/31/17
Class A	$762,528	$89,813
Class B	105,124	14,501
Class C	199,742	31,490
Class R1	68,974	8,882
Class R2	288,493	39,425
Class R3	218,089	27,743
Class R4	21,305	2,601
Class 529A	100,631	8,383
Class 529B	2,240	214
Class 529C	48,600	4,374
Total	$1,815,726	$227,426

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2018, this management fee reduction amounted to $22,346, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component

21

Notes to Financial Statements – continued

of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.00%	$250,492
Class B	0.75%	0.25%	1.00%	0.00%	145,075
Class C	0.75%	0.25%	1.00%	0.00%	293,152
Class R1	0.75%	0.25%	1.00%	0.00%	95,339
Class R2	0.25%	0.25%	0.50%	0.00%	198,602
Class R3	—	0.25%	0.25%	0.00%	74,630
Class 529A	—	0.25%	0.25%	0.00%	34,452
Class 529B	0.75%	0.25%	1.00%	0.00%	3,165
Class 529C	0.75%	0.25%	1.00%	0.00%	68,996
Total Distribution and Service Fees					$1,163,903

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2018 based on each class’s average daily net assets. MFD has agreed in writing to waive any distribution and/or service fees for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2019. These reductions, for the year ended August 31, 2018, for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C amounted to $250,492, $145,075, $293,152, $95,339, $198,602, $74,630, $34,452, $3,165, and $68,996, respectively, and are included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2018, were as follows:

Amount
Class A	$76
Class B	38,820
Class C	4,153
Class 529B	15
Class 529C	737

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. For the period from September 1, 2017 through December 10, 2017, the fund had entered into an

22

Notes to Financial Statements – continued

agreement with MFD pursuant to which MFD received an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD had agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement terminated on December 10, 2017. For the period from September 1, 2017 through December 10, 2017, this waiver amounted to $2,854 and is included in the reduction of total expenses in the Statement of Operations. Effective December 11, 2017, the fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The program manager fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2018, were as follows:

	Fee	Waiver
Class 529A	$8,721	$1,830
Class 529B	203	46
Class 529C	4,428	978
Total Program Manager Fees and Waivers	$13,352	$2,854

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2018, the fee was $157,299, which equated to 0.0637% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $277,574.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.0190% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

23

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,476 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $5,173 at August 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2018, the fee paid by the fund under this agreement was $409 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

At August 31, 2018, MFS held approximately 96% of the outstanding shares of Class R4.

(4) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:

	Year ended 8/31/18	Year ended 8/31/17
Shares sold
Class A	50,403,828	52,201,070
Class B	5,082,750	13,010,176
Class C	16,082,381	26,105,907
Class R1	2,510,582	3,907,819
Class R2	9,654,539	13,316,880
Class R3	9,589,275	14,110,795
Class R4	88,457	519,208
Class 529A	8,912,194	6,937,795
Class 529B	203,096	184,277
Class 529C	3,549,891	4,065,880
	106,076,993	134,359,807

24

Notes to Financial Statements – continued

	Year ended 8/31/18	Year ended 8/31/17
Shares issued to shareholders in reinvestment of distributions
Class A	738,779	86,846
Class B	99,285	13,834
Class C	190,726	30,644
Class R1	68,975	8,848
Class R2	288,942	39,425
Class R3	218,049	27,726
Class R4	21,171	2,601
Class 529A	100,031	8,300
Class 529B	2,210	212
Class 529C	48,180	4,316
	1,776,348	222,752

Shares reacquired
Class A	(56,520,250)	(67,169,924)
Class B	(10,860,547)	(13,780,501)
Class C	(36,291,473)	(36,431,544)
Class R1	(6,511,979)	(6,250,419)
Class R2	(23,138,962)	(16,707,622)
Class R3	(18,779,075)	(16,590,937)
Class R4	(629,737)	(349,153)
Class 529A	(7,018,022)	(6,577,379)
Class 529B	(260,288)	(192,320)
Class 529C	(4,134,238)	(3,840,984)
	(164,144,571)	(167,890,783)

Net change
Class A	(5,377,643)	(14,882,008)
Class B	(5,678,512)	(756,491)
Class C	(20,018,366)	(10,294,993)
Class R1	(3,932,422)	(2,333,752)
Class R2	(13,195,481)	(3,351,317)
Class R3	(8,971,751)	(2,452,416)
Class R4	(520,109)	172,656
Class 529A	1,994,203	368,716
Class 529B	(54,982)	(7,831)
Class 529C	(536,167)	229,212
	(56,291,230)	(33,308,224)

Class I and Class R6 shares were not available for sale during the period. Please see the fund’s prospectus for details.

25

Notes to Financial Statements – continued

(5) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended August 31, 2018, the fund’s commitment fee and interest expense were $1,507 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(6) Subsequent Event

As of September 18, 2018, Class I and Class R6 shares are available for sale. Please see the fund’s prospectus for details.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS U.S. Government Cash Reserve Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Cash Reserve Fund (the “Fund”), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by

27

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

28

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

29

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

30

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

31

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

32

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of

33

Trustees and Officers – continued

the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Edward O’Dette

34

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

35

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the one-, three- and five-year periods, and MFS’ voluntary waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during those periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS Fund Distributors, Inc. (“MFD”), an

36

Board Review of Investment Advisory Agreement – continued

affiliate of MFS, currently observes a Class A 12b-1 fee waiver, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel

37

Board Review of Investment Advisory Agreement – continued

and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

38

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

39

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

40

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

41

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

42

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

August 31, 2018

MFS® Value Fund

EIF-ANN

MFS® Value Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

The strengthening U.S. dollar, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the United States outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes, and we built our active investment platform with that in mind. Our long-term perspective influences nearly every aspect of our business, but most importantly, it aligns our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.8%
Johnson & Johnson	3.5%
Wells Fargo & Co.	3.4%
Accenture PLC, “A”	3.0%
Medtronic PLC	2.7%
Pfizer, Inc.	2.5%
Comcast Corp., “A”	2.4%
Philip Morris International, Inc.	2.4%
Goldman Sachs Group, Inc.	2.4%
Citigroup, Inc.	2.3%

Equity sectors
Financial Services	29.9%
Health Care	16.5%
Consumer Staples	10.5%
Industrial Goods & Services	10.1%
Special Products & Services	7.0%
Leisure	5.1%
Energy	5.0%
Basic Materials	3.7%
Utilities & Communications	3.7%
Autos & Housing	2.6%
Transportation	2.4%
Technology	2.0%
Retailing	0.4%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of results

For the twelve months ended August 31, 2018, Class A shares of the MFS Value Fund (“fund”) provided a total return of 9.42%, at net asset value. This compares with a return of 12.47% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth, helped in part by the 2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down more in line with long-term average valuations from elevated levels early in the period. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained relatively tight but widened modestly, late in the period, as market volatility increased. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Detractors from Performance

An overweight position in the consumer staples sector detracted from performance relative to the Russell 1000® Value Index. Within this sector, overweight positions in both tobacco company Philip Morris International and global food company General Mills hindered relative results. Shares of Philip Morris declined as investors appeared to have reacted negatively to news that growth in its new, reduced-risk product was slower than expected, which raised concerns about the company’s long-term growth prospects. In addition, the Food and Drug Administration (FDA) declined to approve a reduced-risk label for its iQOS cigarettes, which further weighed on the stock.

3

Management Review – continued

An underweight position and stock selection in the energy sector also held back relative results, led by the fund not holding shares of strong-performing multinational energy corporation ConocoPhillips.

An underweight position in the technology sector further weakened relative returns. Within this sector, not holding network equipment company Cisco Systems and computer components company Intel detracted from relative performance.

An underweight position and stock selection in the retailing sector further weighed on relative performance, led by the fund’s position in shares of basic apparel company Hanesbrands (b).

Elsewhere, not owning shares of banking firm Bank of America, and overweight positions in cable services provider Comcast, automotive components supplier Johnson Controls and insurance company Chubb, hindered relative results. Shares of Comcast depreciated as investors appeared to have reacted negatively to the company’s announced bid for UK-based satellite television broadcaster Sky.

Contributors to Performance

An underweight position in the utilities & communications sector contributed to relative performance. Within this sector, an underweight position in telecommunication services provider AT&T helped relative performance.

An overweight position and security selection in the special products & services sector also bolstered relative results, led by the fund’s position in management consulting firm Accenture (b). Shares of Accenture appreciated after the company reported strong results during the period, driven by an acceleration in revenue growth and strong results in its digital, cloud and security services.

Security selection in the industrial goods & services sector further benefited relative performance. Not owning shares of diversified industrial conglomerate General Electric aided relative performance. Shares of General Electric declined after management significantly reduced expectations for earnings and cash flow and cut its dividend in half. In addition, shares of the company reacted negatively to news that the company would be taking a sizeable charge to shore up its long-term care insurance reserves.

Stocks in other sectors that strengthened relative returns included the fund’s positions in semiconductor company Texas Instruments (b) and paint and coatings manufacturer Sherwin-Williams (b), and overweight positions in global financial services firm JPMorgan Chase and freight hauling railroad company Union Pacific Corp. In addition, an underweight position in household products maker Procter & Gamble, and not holding shares of specialty pharmaceutical company Allergan and information technology products and services provider Oracle, contributed to relative performance.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara and Steven Gorham

(b)	Security is not a benchmark constituent.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/96	9.42%	11.14%	8.84%
B	11/04/97	8.62%	10.32%	8.03%
C	11/05/97	8.58%	10.31%	8.03%
I	1/02/97	9.69%	11.42%	9.12%
R1	4/01/05	8.61%	10.31%	8.03%
R2	10/31/03	9.15%	10.86%	8.57%
R3	4/01/05	9.43%	11.14%	8.85%
R4	4/01/05	9.70%	11.42%	9.11%
R6	5/01/06	9.81%	11.54%	9.16%
529A	7/31/02	9.40%	11.14%	8.80%
529B	7/31/02	9.05%	10.55%	8.10%
529C	7/31/02	8.54%	10.26%	7.96%
Comparative benchmark(s)
Russell 1000® Value Index (f)		12.47%	11.22%	8.93%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		3.13%	9.83%	8.20%
B With CDSC (Declining over six years from 4% to 0%) (v)		4.62%	10.05%	8.03%
C With CDSC (1% for 12 months) (v)		7.58%	10.31%	8.03%
529A With Initial Sales Charge (5.75%)		3.11%	9.83%	8.16%
529B With CDSC (Declining over six years from 4% to 0%) (v)		5.05%	10.28%	8.10%
529C With CDSC (1% for 12 months) (v)		7.54%	10.26%	7.96%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2018 through August 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/18	Ending Account Value 8/31/18	Expenses Paid During Period (p) 3/01/18-8/31/18
A	Actual	0.82%	$1,000.00	$1,017.10	$4.17
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
B	Actual	1.57%	$1,000.00	$1,013.36	$7.97
	Hypothetical (h)	1.57%	$1,000.00	$1,017.29	$7.98
C	Actual	1.57%	$1,000.00	$1,013.15	$7.97
	Hypothetical (h)	1.57%	$1,000.00	$1,017.29	$7.98
I	Actual	0.57%	$1,000.00	$1,018.44	$2.90
	Hypothetical (h)	0.57%	$1,000.00	$1,022.33	$2.91
R1	Actual	1.57%	$1,000.00	$1,013.32	$7.97
	Hypothetical (h)	1.57%	$1,000.00	$1,017.29	$7.98
R2	Actual	1.07%	$1,000.00	$1,015.67	$5.44
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45
R3	Actual	0.82%	$1,000.00	$1,017.11	$4.17
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
R4	Actual	0.57%	$1,000.00	$1,018.30	$2.90
	Hypothetical (h)	0.57%	$1,000.00	$1,022.33	$2.91
R6	Actual	0.46%	$1,000.00	$1,018.78	$2.34
	Hypothetical (h)	0.46%	$1,000.00	$1,022.89	$2.35
529A	Actual	0.84%	$1,000.00	$1,016.86	$4.27
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
529B	Actual	0.74%	$1,000.00	$1,017.42	$3.76
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
529C	Actual	1.61%	$1,000.00	$1,012.83	$8.17
	Hypothetical (h)	1.61%	$1,000.00	$1,017.09	$8.19

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A, Class 529B, and Class 529C shares, this rebate reduced the expense ratios above by 0.03%, 0.01%, and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

For the period 3/1/2018 to 8/31/2018, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period noted above would have been higher. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.9%
Issuer	Shares/Par	Value ($)
Aerospace - 5.3%
Honeywell International, Inc.	6,163,279	$980,331,158
Lockheed Martin Corp.	954,047	305,686,199
Northrop Grumman Corp.	2,442,201	728,972,576
United Technologies Corp.	4,429,167	583,321,294

		$2,598,311,227
Alcoholic Beverages - 1.2%
Diageo PLC	16,234,440	$567,115,263

Apparel Manufacturers - 0.4%
Hanesbrands, Inc.	10,464,050	$183,539,437

Automotive - 0.9%
Aptiv PLC	4,352,331	$383,048,651
Harley-Davidson, Inc.	1,534,778	65,412,239

		$448,460,890
Broadcasting - 1.9%
Interpublic Group of Companies, Inc.	15,909,387	$371,484,186
Omnicom Group, Inc.	7,850,603	544,203,800

		$915,687,986
Brokerage & Asset Managers - 2.7%
BlackRock, Inc.	1,063,599	$509,527,737
NASDAQ, Inc.	5,959,943	568,816,960
T. Rowe Price Group, Inc.	2,210,613	256,187,941

		$1,334,532,638
Business Services - 7.0%
Accenture PLC, “A”	8,764,162	$1,481,756,869
Amdocs Ltd.	1,774,044	115,809,592
Cognizant Technology Solutions Corp., “A”	2,528,823	198,335,588
DXC Technology Co.	2,993,247	272,654,869
Equifax, Inc.	2,179,074	291,930,544
Fidelity National Information Services, Inc.	5,196,287	562,082,365
Fiserv, Inc. (a)	6,223,049	498,279,534

		$3,420,849,361
Cable TV - 2.4%
Comcast Corp., “A”	32,186,662	$1,190,584,627

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 3.4%
3M Co.	2,682,420	$565,776,027
DowDuPont, Inc.	2,798,561	196,263,083
PPG Industries, Inc.	8,044,156	889,201,004

		$1,651,240,114
Construction - 1.7%
Sherwin-Williams Co.	1,042,308	$474,854,679
Stanley Black & Decker, Inc.	2,362,706	332,031,074

		$806,885,753
Consumer Products - 1.5%
Colgate-Palmolive Co.	1,467,668	$97,467,832
Coty, Inc., “A”	1,749,017	21,617,850
Kimberly-Clark Corp.	1,338,370	154,635,270
Newell Brands, Inc.	4,734,282	102,828,605
Procter & Gamble Co.	1,353,647	112,285,018
Reckitt Benckiser Group PLC	2,850,356	242,377,651

		$731,212,226
Containers - 0.3%
Crown Holdings, Inc. (a)	3,782,246	$161,917,951

Electrical Equipment - 2.0%
HD Supply Holdings, Inc. (a)	2,371,478	$108,115,682
Johnson Controls International PLC	23,206,180	876,497,419

		$984,613,101
Electronics - 2.0%
Analog Devices, Inc.	2,102,644	$207,846,359
Texas Instruments, Inc.	6,746,032	758,253,997

		$966,100,356
Energy - Independent - 1.8%
EOG Resources, Inc.	4,327,543	$511,645,409
Occidental Petroleum Corp.	4,456,221	355,918,371

		$867,563,780
Energy - Integrated - 1.6%
Chevron Corp.	3,348,676	$396,684,159
Exxon Mobil Corp.	4,792,048	384,178,488

		$780,862,647
Food & Beverages - 4.7%
Archer Daniels Midland Co.	6,271,249	$316,070,950
Danone S.A.	2,897,508	228,097,801

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
General Mills, Inc.	11,555,600	$531,673,156
J.M. Smucker Co.	1,729,880	178,834,994
Nestle S.A.	9,258,764	777,382,733
PepsiCo, Inc.	2,142,796	240,014,580

		$2,272,074,214
Health Maintenance Organizations - 1.0%
Cigna Corp.	2,510,680	$472,861,471

Insurance - 7.1%
Aon PLC	6,193,165	$901,477,097
Chubb Ltd.	6,782,386	917,249,883
MetLife, Inc.	11,205,969	514,241,917
Prudential Financial, Inc.	1,960,753	192,643,982
Travelers Cos., Inc.	7,108,226	935,442,542

		$3,461,055,421
Machinery & Tools - 2.8%
Eaton Corp. PLC	6,005,471	$499,294,859
Illinois Tool Works, Inc.	3,079,835	427,727,485
Ingersoll-Rand Co. Ltd., “A”	4,254,542	430,942,559

		$1,357,964,903
Major Banks - 14.0%
Bank of New York Mellon Corp.	10,736,080	$559,886,572
Goldman Sachs Group, Inc.	4,852,687	1,154,017,495
JPMorgan Chase & Co.	20,227,044	2,317,614,701
PNC Financial Services Group, Inc.	5,058,933	726,159,243
State Street Corp.	4,981,493	432,941,557
Wells Fargo & Co.	27,981,904	1,636,381,746

		$6,827,001,314
Medical & Health Technology & Services - 1.2%
Express Scripts Holding Co. (a)	3,198,397	$281,522,904
McKesson Corp.	2,296,341	295,653,904

		$577,176,808
Medical Equipment - 7.0%
Abbott Laboratories	10,421,675	$696,584,757
Danaher Corp.	6,461,859	669,060,881
Medtronic PLC	13,581,496	1,309,392,029
Thermo Fisher Scientific, Inc.	3,033,175	725,232,143

		$3,400,269,810
Oil Services - 1.6%
Schlumberger Ltd.	12,250,374	$773,733,622

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 5.7%
American Express Co.	5,329,483	$564,818,608
Citigroup, Inc.	15,493,512	1,103,757,795
U.S. Bancorp	20,200,777	1,093,064,044

		$2,761,640,447
Pharmaceuticals - 7.4%
Johnson & Johnson	12,657,599	$1,704,852,009
Merck & Co., Inc.	6,833,838	468,732,948
Novartis AG	1,330,624	110,348,782
Pfizer, Inc.	29,115,996	1,208,896,154
Roche Holding AG	381,781	94,849,487

		$3,587,679,380
Printing & Publishing - 0.8%
Moody’s Corp.	2,046,548	$364,326,475

Railroad & Shipping - 1.7%
Canadian National Railway Co.	3,328,769	$295,960,852
Union Pacific Corp.	3,680,258	554,320,460

		$850,281,312
Real Estate - 0.4%
Public Storage, Inc., REIT	860,431	$182,910,422

Telephone Services - 0.8%
AT&T, Inc.	3	$96
Verizon Communications, Inc.	7,155,247	389,030,779

		$389,030,875
Tobacco - 3.1%
Altria Group, Inc.	6,105,104	$357,270,686
Philip Morris International, Inc.	14,946,528	1,164,185,066

		$1,521,455,752
Trucking - 0.6%
United Parcel Service, Inc., “B”	2,455,513	$301,733,438

Utilities - Electric Power - 2.9%
Duke Energy Corp.	9,718,053	$789,494,626
Southern Co.	9,715,446	425,342,226
Xcel Energy, Inc.	4,131,404	198,513,962

		$1,413,350,814
Total Common Stocks (Identified Cost, $30,360,765,609)		$48,124,023,835

14

Portfolio of Investments – continued

Investment Companies (h) - 0.8%
Issuer	Shares/Par	Value ($)
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 2.03% (v) (Identified Cost, $372,908,328)	372,957,411	$372,957,411

Other Assets, Less Liabilities - 0.3%		138,239,478
Net Assets - 100.0%		$48,635,220,724

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $372,957,411 and $48,124,023,835, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $30,360,765,609)	$48,124,023,835
Investments in affiliated issuers, at value (identified cost, $372,908,328)	372,957,411
Receivables for
Investments sold	15,321,761
Fund shares sold	58,155,699
Dividends	138,962,465
Other assets	37,179
Total assets	$48,709,458,350
Liabilities
Payables for
Fund shares reacquired	$55,709,642
Payable to affiliates
Investment adviser	1,194,885
Shareholder servicing costs	15,792,664
Distribution and service fees	196,521
Program manager fee	87
Payable for independent Trustees’ compensation	2,625
Accrued expenses and other liabilities	1,341,202
Total liabilities	$74,237,626
Net assets	$48,635,220,724
Net assets consist of
Paid-in capital	$30,285,013,204
Unrealized appreciation (depreciation)	17,763,448,994
Accumulated net realized gain (loss)	459,014,026
Undistributed net investment income	127,744,500
Net assets	$48,635,220,724
Shares of beneficial interest outstanding	1,189,138,136

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$6,736,296,243	165,023,668	$40.82
Class B	111,494,068	2,747,022	40.59
Class C	1,050,476,700	26,057,258	40.31
Class I	20,727,676,200	504,837,531	41.06
Class R1	24,790,611	619,678	40.01
Class R2	550,199,960	13,621,846	40.39
Class R3	2,259,562,038	55,571,005	40.66
Class R4	3,201,330,766	78,416,173	40.82
Class R6	13,941,823,363	341,461,688	40.83
Class 529A	25,415,696	627,788	40.48
Class 529B	835,282	20,857	40.05
Class 529C	5,319,797	133,622	39.81

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $43.31 [100 / 94.25 x $40.82] and $42.95 [100 / 94.25 x $40.48], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$1,078,731,314
Dividends from affiliated issuers	8,561,478
Income on securities loaned	427,395
Other	423,087
Foreign taxes withheld	(6,115,255)
Total investment income	$1,082,028,019
Expenses
Management fee	$216,828,480
Distribution and service fees	39,077,281
Shareholder servicing costs	36,761,720
Program manager fees	19,704
Administrative services fee	633,994
Independent Trustees’ compensation	214,168
Custodian fee	694,499
Shareholder communications	1,731,274
Audit and tax fees	68,598
Legal fees	400,670
Miscellaneous	1,838,447
Total expenses	$298,268,835
Reduction of expenses by investment adviser and distributor	(4,407,405)
Net expenses	$293,861,430
Net investment income (loss)	$788,166,589
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,173,929,424
Affiliated issuers	(23,159)
Foreign currency	(362,300)
Net realized gain (loss)	$1,173,543,965
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$2,302,721,773
Affiliated issuers	26,503
Translation of assets and liabilities in foreign currencies	(81,311)
Net unrealized gain (loss)	$2,302,666,965
Net realized and unrealized gain (loss)	$3,476,210,930
Change in net assets from operations	$4,264,377,519

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/18	8/31/17
Change in net assets
From operations
Net investment income (loss)	$788,166,589	$791,181,918
Net realized gain (loss)	1,173,543,965	1,357,333,141
Net unrealized gain (loss)	2,302,666,965	2,727,155,783
Change in net assets from operations	$4,264,377,519	$4,875,670,842
Distributions declared to shareholders
From net investment income	$(793,759,240)	$(767,688,873)
From net realized gain	(1,378,787,000)	(686,739,618)
Total distributions declared to shareholders	$(2,172,546,240)	$(1,454,428,491)
Change in net assets from fund share transactions	$2,328,693,215	$955,436,745
Total change in net assets	$4,420,524,494	$4,376,679,096
Net assets
At beginning of period	44,214,696,230	39,838,017,134
At end of period (including undistributed net investment income of $127,744,500 and $133,699,451, respectively)	$48,635,220,724	$44,214,696,230

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$39.00	$35.93		$33.38	$34.70	$29.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.59	$0.66	(c)	$0.54	$0.63	$0.69
Net realized and unrealized gain (loss)	3.04	3.65		3.81	(0.36)	5.41
Total from investment operations	$3.63	$4.31		$4.35	$0.27	$6.10
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.62)		$(0.56)	$(0.67)	$(0.63)
From net realized gain	(1.21)	(0.62)		(1.24)	(0.92)	(0.58)
Total distributions declared to shareholders	$(1.81)	$(1.24)		$(1.80)	$(1.59)	$(1.21)
Net asset value, end of period (x)	$40.82	$39.00		$35.93	$33.38	$34.70
Total return (%) (r)(s)(t)(x)	9.42	12.24	(c)	13.55	0.68	20.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.86	(c)	0.90	0.90	0.90
Expenses after expense reductions (f)	0.81	0.84	(c)	0.86	0.86	0.88
Net investment income (loss)	1.46	1.77	(c)	1.60	1.80	2.10
Portfolio turnover	11	14		12	12	13
Net assets at end of period (000 omitted)	$6,736,296	$6,344,965		$9,033,842	$8,478,761	$9,448,535

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$38.76	$35.72		$33.19	$34.50	$29.64
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.37	(c)	$0.28	$0.37	$0.44
Net realized and unrealized gain (loss)	3.04	3.64		3.79	(0.35)	5.38
Total from investment operations	$3.32	$4.01		$4.07	$0.02	$5.82
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.35)		$(0.30)	$(0.41)	$(0.38)
From net realized gain	(1.21)	(0.62)		(1.24)	(0.92)	(0.58)
Total distributions declared to shareholders	$(1.49)	$(0.97)		$(1.54)	$(1.33)	$(0.96)
Net asset value, end of period (x)	$40.59	$38.76		$35.72	$33.19	$34.50
Total return (%) (r)(s)(t)(x)	8.62	11.40	(c)	12.68	(0.06)	19.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.61	(c)	1.65	1.65	1.65
Expenses after expense reductions (f)	1.56	1.59	(c)	1.61	1.61	1.63
Net investment income (loss)	0.71	0.99	(c)	0.85	1.05	1.35
Portfolio turnover	11	14		12	12	13
Net assets at end of period (000 omitted)	$111,494	$137,361		$154,742	$154,205	$179,284

Class C	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$38.52	$35.50		$33.00	$34.33	$29.50
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.37	(c)	$0.28	$0.37	$0.44
Net realized and unrealized gain (loss)	3.01	3.62		3.77	(0.36)	5.36
Total from investment operations	$3.29	$3.99		$4.05	$0.01	$5.80
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.35)		$(0.31)	$(0.42)	$(0.39)
From net realized gain	(1.21)	(0.62)		(1.24)	(0.92)	(0.58)
Total distributions declared to shareholders	$(1.50)	$(0.97)		$(1.55)	$(1.34)	$(0.97)
Net asset value, end of period (x)	$40.31	$38.52		$35.50	$33.00	$34.33
Total return (%) (r)(s)(t)(x)	8.58	11.43	(c)	12.69	(0.09)	19.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.61	(c)	1.65	1.65	1.65
Expenses after expense reductions (f)	1.56	1.59	(c)	1.61	1.61	1.63
Net investment income (loss)	0.71	0.99	(c)	0.85	1.06	1.35
Portfolio turnover	11	14		12	12	13
Net assets at end of period (000 omitted)	$1,050,477	$1,389,685		$1,538,605	$1,335,968	$1,359,860

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$39.22	$36.13		$33.56	$34.88	$29.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.70	$0.74	(c)	$0.63	$0.72	$0.78
Net realized and unrealized gain (loss)	3.05	3.70		3.82	(0.36)	5.43
Total from investment operations	$3.75	$4.44		$4.45	$0.36	$6.21
Less distributions declared to shareholders
From net investment income	$(0.70)	$(0.73)		$(0.64)	$(0.76)	$(0.71)
From net realized gain	(1.21)	(0.62)		(1.24)	(0.92)	(0.58)
Total distributions declared to shareholders	$(1.91)	$(1.35)		$(1.88)	$(1.68)	$(1.29)
Net asset value, end of period (x)	$41.06	$39.22		$36.13	$33.56	$34.88
Total return (%) (r)(s)(t)(x)	9.69	12.54	(c)	13.83	0.93	21.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.61	(c)	0.65	0.65	0.65
Expenses after expense reductions (f)	0.57	0.59	(c)	0.61	0.61	0.63
Net investment income (loss)	1.72	1.98	(c)	1.84	2.06	2.35
Portfolio turnover	11	14		12	12	13
Net assets at end of period (000 omitted)	$20,727,676	$19,624,016		$17,134,836	$13,888,395	$13,905,910

Class R1	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$38.25	$35.27		$32.79	$34.11	$29.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.36	(c)	$0.28	$0.36	$0.43
Net realized and unrealized gain (loss)	2.99	3.60		3.74	(0.34)	5.33
Total from investment operations	$3.27	$3.96		$4.02	$0.02	$5.76
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.36)		$(0.30)	$(0.42)	$(0.39)
From net realized gain	(1.21)	(0.62)		(1.24)	(0.92)	(0.58)
Total distributions declared to shareholders	$(1.51)	$(0.98)		$(1.54)	$(1.34)	$(0.97)
Net asset value, end of period (x)	$40.01	$38.25		$35.27	$32.79	$34.11
Total return (%) (r)(s)(t)(x)	8.61	11.40	(c)	12.69	(0.07)	19.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.61	(c)	1.65	1.65	1.65
Expenses after expense reductions (f)	1.56	1.59	(c)	1.61	1.61	1.63
Net investment income (loss)	0.72	0.99	(c)	0.85	1.06	1.33
Portfolio turnover	11	14		12	12	13
Net assets at end of period (000 omitted)	$24,791	$26,663		$27,096	$27,860	$33,390
See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$38.60	$35.59		$33.08	$34.40	$29.56
Income (loss) from investment operations
Net investment income (loss) (d)	$0.48	$0.55	(c)	$0.45	$0.54	$0.60
Net realized and unrealized gain (loss)	3.02	3.62		3.78	(0.35)	5.36
Total from investment operations	$3.50	$4.17		$4.23	$0.19	$5.96
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.54)		$(0.48)	$(0.59)	$(0.54)
From net realized gain	(1.21)	(0.62)		(1.24)	(0.92)	(0.58)
Total distributions declared to shareholders	$(1.71)	$(1.16)		$(1.72)	$(1.51)	$(1.12)
Net asset value, end of period (x)	$40.39	$38.60		$35.59	$33.08	$34.40
Total return (%) (r)(s)(t)(x)	9.15	11.95	(c)	13.27	0.43	20.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.11	(c)	1.15	1.15	1.15
Expenses after expense reductions (f)	1.07	1.09	(c)	1.11	1.11	1.13
Net investment income (loss)	1.21	1.49	(c)	1.35	1.54	1.84
Portfolio turnover	11	14		12	12	13
Net assets at end of period (000 omitted)	$550,200	$614,044		$567,665	$521,592	$607,340

Class R3	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$38.85	$35.81		$33.28	$34.60	$29.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.59	$0.65	(c)	$0.54	$0.63	$0.69
Net realized and unrealized gain (loss)	3.03	3.64		3.79	(0.35)	5.39
Total from investment operations	$3.62	$4.29		$4.33	$0.28	$6.08
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.63)		$(0.56)	$(0.68)	$(0.63)
From net realized gain	(1.21)	(0.62)		(1.24)	(0.92)	(0.58)
Total distributions declared to shareholders	$(1.81)	$(1.25)		$(1.80)	$(1.60)	$(1.21)
Net asset value, end of period (x)	$40.66	$38.85		$35.81	$33.28	$34.60
Total return (%) (r)(s)(t)(x)	9.43	12.23	(c)	13.54	0.69	20.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.86	(c)	0.90	0.90	0.90
Expenses after expense reductions (f)	0.82	0.84	(c)	0.86	0.86	0.87
Net investment income (loss)	1.47	1.74	(c)	1.60	1.80	2.11
Portfolio turnover	11	14		12	12	13
Net assets at end of period (000 omitted)	$2,259,562	$2,030,023		$1,903,910	$1,571,281	$1,559,863

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$39.00	$35.94		$33.40	$34.72	$29.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.69	$0.74	(c)	$0.62	$0.72	$0.77
Net realized and unrealized gain (loss)	3.04	3.67		3.80	(0.36)	5.42
Total from investment operations	$3.73	$4.41		$4.42	$0.36	$6.19
Less distributions declared to shareholders
From net investment income	$(0.70)	$(0.73)		$(0.64)	$(0.76)	$(0.71)
From net realized gain	(1.21)	(0.62)		(1.24)	(0.92)	(0.58)
Total distributions declared to shareholders	$(1.91)	$(1.35)		$(1.88)	$(1.68)	$(1.29)
Net asset value, end of period (x)	$40.82	$39.00		$35.94	$33.40	$34.72
Total return (%) (r)(s)(t)(x)	9.70	12.52	(c)	13.80	0.93	21.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.61	(c)	0.65	0.65	0.65
Expenses after expense reductions (f)	0.57	0.59	(c)	0.61	0.61	0.63
Net investment income (loss)	1.72	1.99	(c)	1.85	2.05	2.34
Portfolio turnover	11	14		12	12	13
Net assets at end of period (000 omitted)	$3,201,331	$3,060,883		$3,233,421	$2,787,041	$3,283,133

Class R6	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$39.01	$35.94		$33.40	$34.72	$29.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.73	$0.76	(c)	$0.66	$0.76	$0.82
Net realized and unrealized gain (loss)	3.04	3.69		3.80	(0.36)	5.40
Total from investment operations	$3.77	$4.45		$4.46	$0.40	$6.22
Less distributions declared to shareholders
From net investment income	$(0.74)	$(0.76)		$(0.68)	$(0.80)	$(0.74)
From net realized gain	(1.21)	(0.62)		(1.24)	(0.92)	(0.58)
Total distributions declared to shareholders	$(1.95)	$(1.38)		$(1.92)	$(1.72)	$(1.32)
Net asset value, end of period (x)	$40.83	$39.01		$35.94	$33.40	$34.72
Total return (%) (r)(s)(t)(x)	9.81	12.66	(c)	13.93	1.04	21.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.51	(c)	0.54	0.54	0.55
Expenses after expense reductions (f)	0.47	0.49	(c)	0.50	0.50	0.53
Net investment income (loss)	1.83	2.04	(c)	1.95	2.17	2.48
Portfolio turnover	11	14		12	12	13
Net assets at end of period (000 omitted)	$13,941,823	$10,957,734		$6,218,954	$4,846,172	$3,996

See Notes to Financial Statements

24

Financial Highlights – continued

Class 529A	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$38.69	$35.67		$33.15	$34.48	$29.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.58	$0.63	(c)	$0.53	$0.63	$0.69
Net realized and unrealized gain (loss)	3.02	3.64		3.79	(0.36)	5.38
Total from investment operations	$3.60	$4.27		$4.32	$0.27	$6.07
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.63)		$(0.56)	$(0.68)	$(0.63)
From net realized gain	(1.21)	(0.62)		(1.24)	(0.92)	(0.58)
Total distributions declared to shareholders	$(1.81)	$(1.25)		$(1.80)	$(1.60)	$(1.21)
Net asset value, end of period (x)	$40.48	$38.69		$35.67	$33.15	$34.48
Total return (%) (r)(s)(t)(x)	9.40	12.21	(c)	13.55	0.67	20.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.96	(c)	1.00	1.00	1.00
Expenses after expense reductions (f)	0.83	0.85	(c)	0.86	0.86	0.87
Net investment income (loss)	1.45	1.71	(c)	1.59	1.82	2.11
Portfolio turnover	11	14		12	12	13
Net assets at end of period (000 omitted)	$25,416	$22,490		$18,625	$16,543	$14,547

Class 529B	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$38.23	$35.27		$32.78	$34.08	$29.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.47	(c)	$0.29	$0.47	$0.42
Net realized and unrealized gain (loss)	3.00	3.61		3.73	(0.34)	5.32
Total from investment operations	$3.43	$4.08		$4.02	$0.13	$5.74
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.50)		$(0.29)	$(0.51)	$(0.37)
From net realized gain	(1.21)	(0.62)		(1.24)	(0.92)	(0.58)
Total distributions declared to shareholders	$(1.61)	$(1.12)		$(1.53)	$(1.43)	$(0.95)
Net asset value, end of period (x)	$40.05	$38.23		$35.27	$32.78	$34.08
Total return (%) (r)(s)(t)(x)	9.05	11.78	(c)	12.70	0.27	19.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.34	(c)	1.68	1.37	1.75
Expenses after expense reductions (f)	1.19	1.26	(c)	1.58	1.27	1.67
Net investment income (loss)	1.10	1.28	(c)	0.87	1.38	1.30
Portfolio turnover	11	14		12	12	13
Net assets at end of period (000 omitted)	$835	$908		$941	$888	$1,026

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529C	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$38.07	$35.11		$32.66	$34.00	$29.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.34	(c)	$0.26	$0.35	$0.41
Net realized and unrealized gain (loss)	2.97	3.59		3.73	(0.36)	5.32
Total from investment operations	$3.23	$3.93		$3.99	$(0.01)	$5.73
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.35)		$(0.30)	$(0.41)	$(0.38)
From net realized gain	(1.21)	(0.62)		(1.24)	(0.92)	(0.58)
Total distributions declared to shareholders	$(1.49)	$(0.97)		$(1.54)	$(1.33)	$(0.96)
Net asset value, end of period (x)	$39.81	$38.07		$35.11	$32.66	$34.00
Total return (%) (r)(s)(t)(x)	8.54	11.38	(c)	12.64	(0.14)	19.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.71	(c)	1.75	1.75	1.75
Expenses after expense reductions (f)	1.61	1.63	(c)	1.65	1.66	1.67
Net investment income (loss)	0.67	0.93	(c)	0.80	1.03	1.28
Portfolio turnover	11	14		12	12	13
Net assets at end of period (000 omitted)	$5,320	$5,924		$5,381	$4,434	$3,981

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Value Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there

27

Notes to Financial Statements – continued

were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

28

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$48,124,023,835	$—	$—	$48,124,023,835
Mutual Funds	372,957,411	—	—	372,957,411
Total	$48,496,981,246	$—	$—	$48,496,981,246

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral

29

Notes to Financial Statements – continued

value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order

30

Notes to Financial Statements – continued

to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/18	Year ended 8/31/17
Ordinary income (including any short-term capital gains)	$929,534,546	$767,688,873
Long-term capital gains	1,243,011,694	686,739,618
Total distributions	$2,172,546,240	$1,454,428,491

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/18
Cost of investments	$30,888,872,325
Gross appreciation	18,129,640,974
Gross depreciation	(521,532,053)
Net unrealized appreciation (depreciation)	$17,608,108,921
Undistributed ordinary income	153,495,142
Undistributed long-term capital gain	588,463,265
Other temporary differences	140,192

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C and Class 529C shares will convert to

31

Notes to Financial Statements – continued

Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 8/31/18	Year ended 8/31/17	Year ended 8/31/18	Year ended 8/31/17
Class A	$96,760,816	$131,982,827	$186,688,046	$145,815,548
Class B	885,026	1,409,681	3,950,558	2,559,725
Class C	9,179,928	14,571,557	41,974,501	26,261,814
Class I	356,095,252	375,506,835	602,257,349	303,900,025
Class R1	205,831	260,861	825,125	444,176
Class R2	7,432,906	8,856,685	18,360,568	10,120,565
Class R3	33,116,822	33,433,839	65,139,368	32,531,493
Class R4	57,058,987	62,561,506	99,811,881	55,201,840
Class R6	232,612,347	138,688,255	358,857,685	109,454,646
Class 529A	360,191	348,807	706,810	337,407
Class 529B	9,004	12,287	28,292	15,161
Class 529C	42,130	55,733	186,817	97,218
Total	$793,759,240	$767,688,873	$1,378,787,000	$686,739,618

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period September 1, 2017 to July 31, 2018, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $7.5 billion	0.60%
In excess of $7.5 billion and up to $10 billion	0.53%
In excess of $10 billion and up to $20 billion	0.50%
In excess of $20 billion and up to $25 billion	0.45%
In excess of $25 billion and up to $30 billion	0.42%
In excess of $30 billion and up to $35 billion	0.40%
In excess of $35 billion and up to $40 billion	0.38%
In excess of $40 billion and up to $45 billion	0.36%
In excess of $45 billion	0.35%

32

Notes to Financial Statements – continued

Effective August 1, 2018, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $7.5 billion	0.60%
In excess of $7.5 billion and up to $10 billion	0.53%
In excess of $10 billion and up to $20 billion	0.50%
In excess of $20 billion and up to $25 billion	0.45%
In excess of $25 billion and up to $30 billion	0.42%
In excess of $30 billion and up to $35 billion	0.40%
In excess of $35 billion and up to $40 billion	0.38%
In excess of $40 billion and up to $45 billion	0.36%
In excess of $45 billion and up to $50 billion	0.35%
In excess of $50 billion	0.34%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2018, this management fee reduction amounted to $4,297,462, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.45% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,165,194 and $12,352 for the year ended August 31, 2018, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$16,044,287
Class B	0.75%	0.25%	1.00%	1.00%	1,267,104
Class C	0.75%	0.25%	1.00%	1.00%	12,881,784
Class R1	0.75%	0.25%	1.00%	1.00%	267,428
Class R2	0.25%	0.25%	0.50%	0.50%	2,970,256
Class R3	—	0.25%	0.25%	0.25%	5,521,801
Class 529A	—	0.25%	0.25%	0.22%	60,535
Class 529B	0.75%	0.25%	1.00%	0.57%	5,339
Class 529C	0.75%	0.25%	1.00%	0.99%	58,747
Total Distribution and Service Fees					$39,077,281

33

Notes to Financial Statements – continued

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2018, this rebate amounted to $89,658, $1,400, $3,637, $867, $1,675, $8,023, $67, and $418 for Class A, Class B, Class C, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period March 1, 2018 through August 31, 2018, the 0.75% distribution fee was not imposed for Class 529B shares.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2018, were as follows:

Amount
Class A	$58,722
Class B	135,270
Class C	85,679
Class 529B	319
Class 529C	117

After period end, MFD returned $254 of the CDSC collected for Class 529B.

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. For the period from September 1, 2017 through December 10, 2017, the fund had entered into an agreement with MFD pursuant to which MFD received an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD had agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement terminated on December 10, 2017. For the period from September 1, 2017 through December 10, 2017, this waiver amounted to $4,198 and is included in the reduction of total expenses in the Statement of Operations. Effective December 11, 2017, the fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The program manager fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to

34

Notes to Financial Statements – continued

maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2018, were as follows:

	Fee	Waiver
Class 529A	$15,324	$3,218
Class 529B	593	131
Class 529C	3,787	849
Total Program Manager Fees and Waivers	$19,704	$4,198

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2018, the fee was $1,602,773, which equated to 0.0034% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $35,158,947.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.0013% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $641 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $1,493 at August 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees

35

Notes to Financial Statements – continued

solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2018, the fee paid by the fund under this agreement was $78,461 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017, MFS purchased 48,783 shares of Class I for an aggregate amount of $1,882,554.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $91,040,272 and $17,204,191, respectively. The sales transactions resulted in net realized gains (losses) of $(771,606).

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to August 31, 2018, this reimbursement amounted to $417,258, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $6,056,415,085 and $4,898,696,463, respectively.

36

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	44,076,293	$1,757,559,480	43,230,719	$1,600,357,205
Class B	176,038	7,050,932	409,602	15,035,351
Class C	3,349,289	133,548,102	5,986,930	219,687,272
Class I	127,402,197	5,159,868,065	243,305,782	9,165,915,403
Class R1	156,785	6,192,764	262,817	9,532,638
Class R2	2,355,417	93,706,489	4,092,565	148,873,968
Class R3	16,357,394	659,298,107	14,808,851	547,458,754
Class R4	22,870,513	926,126,695	17,657,031	656,925,761
Class R6	116,249,017	4,676,874,449	147,390,698	5,624,934,683
Class 529A	107,287	4,273,598	108,068	3,966,237
Class 529B	2,465	97,445	4,785	171,069
Class 529C	15,016	592,294	29,769	1,075,087
	333,117,711	$13,425,188,420	477,287,617	$17,993,933,428

Shares issued to shareholders in reinvestment of distributions
Class A	6,053,234	$243,649,001	6,766,520	$248,454,218
Class B	112,004	4,510,553	99,277	3,632,741
Class C	1,035,498	41,436,539	799,377	29,063,578
Class I	18,342,158	741,412,732	13,652,416	506,718,218
Class R1	25,985	1,030,956	19,510	705,037
Class R2	604,456	24,126,659	487,452	17,778,534
Class R3	2,450,848	98,255,320	1,796,755	65,965,080
Class R4	3,751,509	150,843,900	3,045,418	112,104,718
Class R6	13,711,952	550,598,803	6,150,032	226,909,284
Class 529A	26,729	1,066,973	18,752	686,051
Class 529B	943	37,287	761	27,448
Class 529C	5,793	228,919	4,251	152,951
	46,121,109	$1,857,197,642	32,840,521	$1,212,197,858

37

Notes to Financial Statements – continued

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(47,805,299)	$(1,924,584,307)	(138,738,962)	$(5,168,833,039)
Class B	(1,084,583)	(43,543,928)	(1,297,053)	(47,974,161)
Class C	(14,408,676)	(567,501,368)	(14,041,805)	(519,939,313)
Class I	(141,304,181)	(5,715,110,426)	(230,780,835)	(8,789,683,191)
Class R1	(260,226)	(10,260,995)	(353,521)	(12,867,968)
Class R2	(5,245,661)	(209,097,090)	(4,624,581)	(170,766,207)
Class R3	(15,484,603)	(621,317,976)	(17,523,982)	(647,496,527)
Class R4	(26,680,448)	(1,076,351,548)	(32,186,529)	(1,198,570,080)
Class R6	(69,399,253)	(2,780,507,602)	(45,654,925)	(1,690,587,513)
Class 529A	(87,482)	(3,498,874)	(67,724)	(2,512,154)
Class 529B	(6,300)	(247,228)	(8,463)	(303,930)
Class 529C	(42,795)	(1,671,505)	(31,658)	(1,160,458)
	(321,809,507)	$(12,953,692,847)	(485,310,038)	$(18,250,694,541)

Net change
Class A	2,324,228	$76,624,174	(88,741,723)	$(3,320,021,616)
Class B	(796,541)	(31,982,443)	(788,174)	(29,306,069)
Class C	(10,023,889)	(392,516,727)	(7,255,498)	(271,188,463)
Class I	4,440,174	186,170,371	26,177,363	882,950,430
Class R1	(77,456)	(3,037,275)	(71,194)	(2,630,293)
Class R2	(2,285,788)	(91,263,942)	(44,564)	(4,113,705)
Class R3	3,323,639	136,235,451	(918,376)	(34,072,693)
Class R4	(58,426)	619,047	(11,484,080)	(429,539,601)
Class R6	60,561,716	2,446,965,650	107,885,805	4,161,256,454
Class 529A	46,534	1,841,697	59,096	2,140,134
Class 529B	(2,892)	(112,496)	(2,917)	(105,413)
Class 529C	(21,986)	(850,292)	2,362	67,580
	57,429,313	$2,328,693,215	24,818,100	$955,436,745

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund was the owner of record of approximately 1% of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Managed Wealth Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

38

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended August 31, 2018, the fund’s commitment fee and interest expense were $278,356 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		908,270,888	4,397,495,514	(4,932,808,991)	372,957,411

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(23,159)	$26,503	$—	$8,561,478	$372,957,411

(8) Redemptions In-Kind

On May 2, 2018, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $87,789,174. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $45,633,904 for the fund. For tax purposes, no gains or losses were recognized.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Value Fund and the Board of Trustees of MFS Series Trust I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the “Fund”) (one of the funds constituting the MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust I) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by

40

Report of Independent Registered Public Accounting Firm – continued

management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 16, 2018

41

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of

46

Trustees and Officers – continued

the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Nevin Chitkara
Steven Gorham

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

48

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

49

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $7.5 billion, $10 billion, $20 billion, $25 billion, $30 billion, $35 billion, $40 billion and $45 billion. They also noted that MFS has agreed in writing to implement an additional contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $50 billion effective August 1, 2018. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

50

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

52

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $1,477,911,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 98.08% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

53

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2018 and 2017, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2018	2017
Fees Billed by Deloitte
MFS Low Volatility Global Equity Fund	46,387	45,406
MFS U.S. Government Cash Reserve Fund	32,700	32,013

Total	79,087	77,419

	Audit Fees
	2018	2017
Fees Billed by E&Y
MFS Core Equity Fund	46,793	45,803
MFS Low Volatility Equity Fund	40,512	39,657
MFS New Discovery Fund	45,304	45,814
MFS Research International Fund	49,885	48,829
MFS Technology Fund	46,793	45,803
MFS Value Fund	46,925	45,932

Total	276,212	271,838

For the fiscal years ended August 31, 2018 and 2017, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees Billed by Deloitte
To MFS Low Volatility Global Equity Fund	0	0	6,821	6,674	0	0
To MFS U.S. Government Cash Reserve Fund	2,000	0	3,301	3,230	0	0
Total fees billed by Deloitte To above Funds	2,000	0	10,122	9,904	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Low Volatility Global Equity Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS U.S. Government Cash Reserve Fund*	0	0	0	0	5,390	5,390

	Aggregate Fees for Non-audit Services
	2018	2017
Fees Billed by Deloitte
To MFS Low Volatility Global Equity Fund, MFS and MFS Related Entities#	12,211	851,534
To MFS U.S. Government Cash Reserve Fund, MFS and MFS Related Entities#	10,691	848,090

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees Billed by E&Y
To MFS Core Equity Fund	0	0	8,976	9,878	1,586	1,553
To MFS Low Volatility Equity Fund	0	0	8,542	8,364	1,026	1,018
To MFS New Discovery Fund	0	0	8,976	8,778	1,415	1,462
To MFS Research International Fund	0	0	9,431	9,223	3,530	3,638
To MFS Technology Fund	0	0	8,976	10,278	1,272	1,212
To MFS Value Fund	0	0	8,976	9,378	16,432	15,907
Total fees billed by E&Y To above Funds	0	0	53,877	55,899	25,261	24,790

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Core Equity Fund*	1,728,076	1,603,983	0	0	102,450	99,450
To MFS and MFS Related Entities of Low Volatility Equity Fund*	1,728,076	1,603,983	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS New Discovery Fund*	1,728,076	1,603,983	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS Research International Fund*	1,728,076	1,603,983	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS Technology Fund*	1,728,076	1,603,983	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS Value Fund*	1,728,076	1,603,983	0	0	102,450	99,450

	Aggregate Fees for Non-audit Services
	2018	2017
Fees Billed by E&Y
To MFS Core Equity Fund, MFS and MFS Related Entities#	2,038,788	1,886,864
To Low Volatility Equity Fund, MFS and MFS Related Entities#	2,037,794	1,884,815
To MFS New Discovery Fund, MFS and MFS Related Entities#	2,038,617	1,885,673
To MFS Research International Fund, MFS and MFS Related Entities#	2,041,187	1,888,294
To MFS Technology Fund, MFS and MFS Related Entities#	2,038,474	1,886,923
To MFS Value Fund, MFS and MFS Related Entities#	2,053,634	1,900,718

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: October 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: October 16, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 16, 2018

*	Print name and title of each signing officer under his or her signature.